Exhibit 10.3

                              Dated 21 October 2005

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                              Carnival Corporation

                                  Carnival plc

                  The companies listed in Part 1 of Schedule 1

                                   Arranged by

     Banc of America Securities Limited, Barclays Capital, BNP Paribas, J.P.
       Morgan plc, SANPAOLO IMI S.p.A. and The Royal Bank of Scotland plc

                                      With

                         The Royal Bank of Scotland plc

                               as Facilities Agent

                       ----------------------------------

                              FACILITIES AGREEMENT
                                       for
                                US$1,200,000,000
                                (euro)400,000,000
                               (pounds)200,000,000
                       Multicurrency Revolving Facilities

                       ----------------------------------

                                                              [LOGO] NORTON ROSE

                                    Contents

Clause                                                                      Page

1  Definitions and interpretation ........................................     4

2  The Facilities ........................................................    25

3  Purpose ...............................................................    26

4  Conditions of Utilisation .............................................    26

5  Utilisation - Loan ....................................................    28

6  Utilisation - Bonds ...................................................    31

7  Bonds .................................................................    34

8  Utilisation - Swingline Loan ..........................................    36

9  Swingline Loans .......................................................    40

10 Optional Currencies ...................................................    44

11 Repayment .............................................................    45

12 Prepayment and cancellation ...........................................    45

13 Interest ..............................................................    49

14 Interest Periods ......................................................    51

15 Changes to the calculation of interest ................................    52

16 Fees ..................................................................    53

17 Taxes .................................................................    55

18 Increased Costs .......................................................    69

19 Other indemnities .....................................................    70

20 Mitigation by the Finance Parties .....................................    71

21 Costs and expenses ....................................................    72

22 Guarantee and indemnity ...............................................    73

23 Representations .......................................................    76

24 Information undertakings ..............................................    79

25 Financial covenants ...................................................    82

26 General undertakings ..................................................    87

27 Events of Default .....................................................    88

28 Changes to the Lenders ................................................    92

29 Changes to the Obligors ...............................................    99

30 Role of the Facilities Agent, the Arrangers and the Fronting Banks ....   101

31 Conduct of business by the Finance Parties ............................   106

32 Sharing among the Finance Parties .....................................   106

33 Payment mechanics .....................................................   108

34 Set-off ...............................................................   110

35 Notices ...............................................................   111

36 Calculations and certificates .........................................   115

37 Partial invalidity ....................................................   116

38 Remedies and waivers ..................................................   116

39 Amendments and waivers ................................................   116

40 Counterparts ..........................................................   117

41 Governing law .........................................................   117

42 Enforcement ...........................................................   117

43 USA PATRIOT Act .......................................................   118

44 Summary Document ......................................................   118

Schedule 1 The Original Parties ..........................................   119

Schedule 2 Conditions Precedent ..........................................   128

Schedule 3 Utilisation Request ...........................................   132

Schedule 4 Mandatory Cost Formulae .......................................   135

Schedule 5 Form of Transfer Certificate ..................................   139

Schedule 6 Form of Accession Letter ......................................   141

Schedule 7 Form of Resignation Letter ....................................   142

Schedule 8 Form of Compliance Certificate ................................   143

Schedule 9 Form of Confidentiality Undertaking ...........................   144

Schedule 10 Timetables ...................................................   148

Schedule 11 Pre-Approved Bonds ...........................................   151

Schedule 12 Summary Document .............................................   152

THIS AGREEMENT is dated 21 October 2005 and made BETWEEN:

(1) CARNIVAL CORPORATION (a Panamanian corporation having its principal place of business at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida, 33178-2428) (the "Company");

(2) CARNIVAL PLC (a company incorporated under the laws of England and Wales with registered number 04039524) ("Carnival plc");

(3) THE SUBSIDIARIES OF THE COMPANY and of CARNIVAL PLC listed in Part 1 of Schedule 1 as original borrowers (in this capacity and together with the Company and Carnival plc, the "Original Borrowers");

(4) CARNIVAL CORPORATION and CARNIVAL PLC as guarantors of their respective Subsidiaries (each a "Guarantor");

(5) BANC OF AMERICA SECURITIES LIMITED, BARCLAYS CAPITAL, BNP PARIBAS, J.P. MORGAN PLC, SANPAOLO IMI S.p.A. and THE ROYAL BANK OF SCOTLAND PLC as mandated lead arrangers (in this capacity the "Arrangers");

(6) THE FINANCIAL INSTITUTIONS listed in Parts 2 and 4 of Schedule 1 as lenders (the "Original Lenders");

(7) THE ROYAL BANK OF SCOTLAND PLC as facilities agent of the other Finance Parties (the "Facilities Agent"); and

(8) THE FINANCIAL INSTITUTIONS listed in Part 5 of Schedule 1 as fronting banks for the Bonds (the "Original Fronting Banks").

IT IS AGREED as follows:

1           Definitions and interpretation

1.1         Definitions

            In this Agreement:

            "Accession Letter" means a document substantially in the form set out in Schedule 6 (Form of Accession Letter).

            "Account Party" means a Bond Borrower or any member of the Carnival Corporation & plc Group who has requested a Bond Borrower to request, a Bond.

            "Additional Borrower" means a company which becomes an Additional Borrower in accordance with clause 29 (Changes to the Obligors).

            "Additional Cost Rate" has the meaning given to it in Schedule 4 (Mandatory Cost formulae).

            "Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

            "Approved Jurisdiction" means:

            (a)   Italy;

            (b)   Panama;

            (c)   United Kingdom;

            (d)   United States; or

            (e) any other country or jurisdiction agreed in writing by the Company and the Facilities Agent (acting on the instruction of all the Lenders).

            "Australian Dollar", "AUD" and "$A" means the lawful currency of Australia from time to time.

            "Availability Period" means the period from and including the Signing Date to and including the Termination Date.

            "Available Bond Facility" means an amount equal to US$700,000,000 minus:

            (a) the Base Currency Amount for Tranche A of any outstanding Bonds; and

            (b) in relation to any proposed Bond Utilisation, the Base Currency Amount for Tranche A of any Bonds which are due to be made under the Bonding Facility on or before the proposed Utilisation Date, other than any Bond Utilisations that are due to be repaid or prepaid on or before the proposed Utilisation Date.

            "Available Swingline Tranche A Commitment" of a Swingline Lender under Tranche A means (but without limiting clause 8.6 (Relationship with the Facilities)) that Lender's Swingline Tranche A Commitment minus:

            (a)   the  Base  Currency  Amount  of  its   participation   in  any
                  outstanding Swingline Loans under Tranche A; and

            (b) in relation to any proposed Swingline Utilisation under Tranche A, the Base Currency Amount of its participation in any Swingline Loans that are due to be made under Tranche A on or before the proposed Utilisation Date, other than that Lender's participation in any Swingline Loans under Tranche A that are due to be repaid or prepaid on or before the proposed Utilisation Date.

            "Available Swingline Tranche A Facility" means the aggregate for the time being of each Swingline Lender's Available Swingline Tranche A Commitment.

            "Available Swingline Tranche B Commitment" of a Swingline Lender under Tranche B means (but without limiting clause 8.6 (Relationship with the Facilities)) that Lender's Swingline Tranche B Commitment minus:

            (a)   the  Base  Currency  Amount  of  its   participation   in  any
                  outstanding Swingline Loans under Tranche B; and

            (b) in relation to any proposed Swingline Utilisation under Tranche B, the Base Currency Amount of its participation in any Swingline Loans that are due to be made under Tranche B on or before the proposed Utilisation Date, other than that Lender's participation in any Swingline Loans under Tranche B that are due to be repaid or prepaid on or before the proposed Utilisation Date.

            "Available Swingline Tranche B Facility" means the aggregate for the time being of each Swingline Lender's Available Swingline Tranche B Commitment.

            "Available Swingline Tranche C Commitment" of a Swingline Lender under Tranche C means (but without limiting clause 8.6 (Relationship with the Facilities)) that Lender's Swingline Tranche C Commitment minus:

            (a)   the  Base  Currency  Amount  of  its   participation   in  any
                  outstanding Swingline Loans under Tranche C; and

            (b) in relation to any proposed Swingline Utilisation under Tranche C, the Base Currency Amount of its participation in any Swingline Loans that are due to be made under Tranche C on or before the proposed Utilisation Date, other than that Lender's participation in any Swingline Loans under Tranche C that are due to be repaid or prepaid on or before the proposed Utilisation Date.

            "Available Swingline Tranche C Facility" means the aggregate for the time being of each Swingline Lender's Available Swingline Tranche C Commitment.

            "Available Tranche A Commitment" of a Lender means that Lender's Tranche A Commitment minus:

            (a)   the  Base  Currency  Amount  of  its   participation   in  any
                  outstanding Utilisations under Tranche A; and

            (b) in relation to any proposed Utilisation under Tranche A, the Base Currency Amount of its participation in any Utilisations under Tranche A that are due to be made on or before the proposed Utilisation Date, other than that Lender's participation in any Utilisations under Tranche A that are due to be repaid or prepaid on or before the proposed Utilisation Date.

            "Available Tranche B Commitment" of a Lender means that Lender's Tranche B Commitment minus:

            (a)   the  Base  Currency  Amount  of  its   participation   in  any
                  outstanding Utilisations under Tranche B; and

            (b) in relation to any proposed Utilisation under Tranche B, the Base Currency Amount of its participation in any Utilisations under Tranche B that are due to be made on or before the proposed Utilisation Date, other than that Lender's participation in any Utilisations under Tranche B that are due to be repaid or prepaid on or before the proposed Utilisation Date.

            "Available Tranche C Commitment" of a Lender means that Lender's Tranche C Commitment minus:

            (a)   the  Base  Currency  Amount  of  its   participation   in  any
                  outstanding Utilisations under Tranche C; and

            (b) in relation to any proposed Utilisation under Tranche C, the Base Currency Amount of its participation in any Utilisations under Tranche C that are due to be made on or before the proposed Utilisation Date, other than that Lender's participation in any Utilisations under Tranche C that are due to be repaid or prepaid on or before the proposed Utilisation Date.

            "Available Tranche A Facility" means the aggregate for the time being of each Lender's Available Tranche A Commitment.

            "Available Tranche B Facility" means the aggregate for the time being of each Lender's Available Tranche B Commitment.

            "Available Tranche C Facility" means the aggregate for the time being of each Lender's Available Tranche C Commitment.

            "Base Currency" means:

            (a)   in relation to Tranche A, US Dollars;

            (b)   in relation to Tranche B, euro; and

            (c)   in relation to Tranche C, Sterling.

            "Base Currency Amount" means, in relation to a Utilisation, the amount specified in the relevant Utilisation Request delivered by a Borrower for that Utilisation or (if the amount requested is not denominated in the Base Currency for the relevant Tranche requested in that Utilisation Request) that amount converted into the Base Currency for the relevant Tranche at the Facilities Agent's Spot Rate of Exchange on the date which is three Business Days before the Utilisation Date or, if later, on the date the Facilities Agent receives the relevant Utilisation Request adjusted to reflect any repayment

            (other than a repayment arising from a change of currency), prepayment, consolidation or division of the Utilisation, and in addition in the case of a Bond, as adjusted under clause 6.9 (Revaluation of Bonds).

            "Bond" means any bond (including but not limited to surety bonds and performance bonds), guarantee (including but not limited to financial guarantees and performance guarantees), letter of credit (including but not limited to financial letters of credit and performance letters of credit), indemnity or other deed of obligation issued or to be issued by a Fronting Bank.

            "Bond   Borrower"   means  a  Borrower  who  has  requested  a  Bond
            Utilisation.

            "Bond Proportion" means, in relation to a Lender in respect of any Bond, the proportion (expressed as a percentage) borne by that Lender's Available Tranche A Commitment to the Available Tranche A Facility immediately prior to the issue of that Bond, adjusted to reflect any assignment or transfer under this Agreement to or by that Lender.

            "Bond Utilisation" means a utilisation of a Bond under the Bonding Facility (including a renewal of a Bond in accordance with clause
            6.8 (Renewal of a Bond)).

            "Bond Utilisation Request" means a notice substantially in the form set out in Part 2 of Schedule 3 (Utilisation Request - Bonds).

            "Bonding Facility" means the bonding facility made available under Tranche A of this Agreement as described in clause 6 (Utilisation - Bonds) in a maximum amount of US$700,000,000.

            "Borrower" means an Original Borrower or an Additional Borrower unless it has ceased to be a Borrower in accordance with clause 29 (Changes to the Obligors).

            "Break Costs" means the amount (if any) by which:

            (a) the interest (excluding amounts in respect of Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period, exceeds:

            (b) the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

            "Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in London and New York and:

            (a) if on that day a payment in, or a purchase of, a currency (other than euro) is to be made, the principal financial centre of the country of that currency; or

            (b) if on that day a payment in, or a purchase of, euro is to be made, which is also a TARGET Day.

            "Carnival Corporation & plc Group" means the Carnival Corporation Group and the Carnival plc Group.

            "Carnival   Corporation   Group"  means  the  Company  and  all  its
            Subsidiaries from time to time.

            "Carnival Material Group Member" means the Company, Carnival plc, each other Obligor or any Material Subsidiary.

            "Carnival plc Group" means Carnival plc and all its Subsidiaries from time to time.

            "Commitment" means, at any time, in respect of a Lender, the aggregate of that Lender's:

            (a)   Tranche A Commitment;

            (b) Tranche B Commitment (for the purpose only of calculating the utilisation fee pursuant to clause 16.4 converted into US Dollars at the Facilities Agent's Spot Rate of Exchange at that time); and

            (c) Tranche C Commitment (for the purpose only of calculating the utilisation fee pursuant to clause 16.4 converted into US Dollars at the Facilities Agent's Spot Rate of Exchange at that time).

            "Compliance Certificate" means a certificate substantially in the form set out in Schedule 8 (Form of Compliance Certificate).

            "Confidentiality Undertaking" means a confidentiality undertaking substantially in the form set out in Schedule 9 (Confidentiality Undertaking).

            "CP Programme" means:

            (a)   any US Dollar, euro or Sterling commercial paper programme; or

            (b) any other short term borrowings having a term of not more than 364 days,

            of a member of the Carnival Corporation & plc Group.

            "Deeds of Guarantee" means:

            (a) the deed of guarantee issued by the Company in favour of the Facilities Agent on behalf of the Finance Parties in respect of Carnival plc dated on or about the Signing Date; and

            (b) the deed of guarantee issued by Carnival plc in favour of the Facilities Agent on behalf of the Finance Parties in respect of the Company dated on or about the Signing Date.

            "Default" means:

            (a)   an Event of Default; or

            (b) any event or circumstance specified in clause 27 (Events of Default) which would (with the expiry of a grace period, or the giving of notice, or any combination of them), be an Event of Default.

            "DLC Documents" means the agreements, deeds, instruments and constituent documents related to the Company and Carnival plc, as amended from time to time, establishing the dual listed company structure between the Company and Carnival plc entered into as contemplated by the Offer and Implementation Agreement between the Company and Carnival plc dated 8th January, 2003 namely the SVE Special Voting Deed, Carnival Corporation's Articles and By-Laws, Carnival plc's Memorandum and Articles, the Carnival Corporation Deed of Guarantee, the P&O Princess Guarantee (as each such expression is defined in the Equalisation and Governance Agreement), the deed between the Company and P&O Princess Cruises plc dated 17th April, 2003, the pairing agreement between the Company, The Law Debenture Trust Corporation (Cayman) Limited and SunTrust Bank dated 17th April, 2003, the P&O Princess special voting trust deed made between the Company and the Law Debenture Trust Corporation (Cayman) Limited dated 17th April, 2003 and the Equalisation and Governance Agreement.

            "Equalisation and Governance Agreement" means the equalisation and governance agreement dated 17 April 2003 between the Company and Carnival plc.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

            "EURIBOR" means, in relation to any Loan in euro:

            (a)   the applicable Screen Rate; or

            (b) (if no Screen Rate is available for the Interest Period of that Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facilities Agent at its request quoted by the Reference Banks to leading banks in the European interbank market, as of the Specified Time on the Quotation Day for the offering of deposits in euro for a period comparable to the Interest Period of the relevant Loan.

            "euro", "EUR" and "(euro)" means the single currency of the Participating Member States.

            "Event of Default" means any event or circumstance specified as such in clause 27 (Events of Default).

            "Excluded Assets" means any assets sold or otherwise disposed of by any person, provided such person, directly or indirectly has the right to possession or use of such assets notwithstanding such transfer or other disposition.

            "Expiry Date" means, in respect of a Bond, the last day of the Term of that Bond.

            "Facilities" means the multicurrency revolving facilities made available under this Agreement as described in clause 2 (The Facilities).

            "Facilities Agent's Spot Rate of Exchange" means the Facilities Agent's spot rate of exchange for the purchase of a relevant currency with US Dollars, euro or Sterling, as the case may be, in the London foreign exchange market at or about 11:00 a.m. on a particular day.

            "Facility Office" means the office or offices notified by a Lender to the Facilities Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement.

            "Federal Funds Rate" means, in relation to any day, the rate per annum equal to:

            (a) the weighted average of the rates on overnight Federal funds transactions with members of the US Federal Reserve System arranged by Federal funds brokers, as published for that day (or, if that day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York; or

            (b) if a rate is not so published for any day which is a Business Day, the average of the quotations for that day on such transactions received by the Facilities Agent from three Federal funds brokers of recognised standing selected by the Facilities Agent.

            "Fee Letter" means any letter or letters dated on or about the Signing Date between the Arrangers and the Company, the Facilities Agent and the Company or the Original Fronting Banks and the Company, setting out any of the fees referred to in clause 16
            (Fees).

            "Finance Document" means:

            (a)   this Agreement;

            (b)   each Fee Letter;

            (c)   each of the Deeds of Guarantee;

            (d)   each Utilisation Request;

            (e)   a Transfer Certificate (if any);

            (f)   any Accession Letter;

            (g)   any Resignation Letter; and

            (h) any other document designated as such by the Facilities Agent and the Company.

            "Finance Party" means the Facilities Agent, an Arranger, a Lender or a Fronting Bank.

            "Fronting Bank" means:

            (a)   any Original Fronting Bank;

            (b) any Lender appointed by the Company in the capacity of a Fronting Bank under clause 28.1.4; and

            (c) any bank, financial institution, trust, fund or other entity which has become a Party in accordance with clause 28 (Changes to the Lenders) in the capacity of Fronting Bank,

            which in each case has not ceased to be a Fronting Bank or a Party in accordance with the terms of this Agreement.

            "Holding Company" means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

            "Increased Cost" means:

            (a) a reduction in the rate of return from the Facilities or on a Finance Party's (or its Affiliate's) overall capital;

            (b)   an additional or increased cost; or

            (c) a reduction of any amount due and payable under any Finance Document,

            which is incurred or suffered by a Finance Party or any of its Affiliates but only to the extent that it is attributable to that Finance Party having entered into its Tranche A Commitment, Tranche B Commitment and/or Tranche C Commitment or funding or performing its obligations under any Finance Document.

            "Interest Period" means:

            (a) in relation to a Loan (other than a Swingline Loan), each period determined in accordance with clause 14 (Interest Periods);

            (b) in relation to a Swingline Loan, each period determined in accordance with clause 9.7 (Interest Period); and

            (c) in relation to an Unpaid Sum, each period determined in accordance with clause 13.3 (Interest on overdue amounts).

            "Italian Insolvency Law" means Royal Decree no. 267 of 16 May 1942 as amended and supplemented by Law Decree no. 35 of 14 March 2005 as converted by Law no. 80 of 14 May 2005.

            "Lender" means:

            (a)   any Original Lender; and

            (b) any bank, financial institution, trust, fund or other entity which has become a Party in accordance with clause 28 (Changes to the Lenders) in the capacity of Lender,

            which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

            "LIBOR" means, in relation to any Loan in any currency (other than euro):

            (a)   the applicable Screen Rate; or

            (b) (if no Screen Rate is available for the currency or Interest Period of that Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facilities Agent at its request quoted by the Reference Banks to leading banks in the London interbank market, as of the Specified Time on the Quotation Day for the offering of deposits in the currency of that Loan and for a period comparable to the Interest Period for that Loan.

            "Loan" means a Loan Utilisation or a Swingline Loan or the principal amount outstanding for the time being of that Loan Utilisation or Swingline Loan, as the case may be.

            "Loan Utilisation" means a loan made or to be made under clause 5, including any loan deemed to have been requested under clauses 7.1.2 and 9.3.2.

            "Loan Utilisation Request" means a notice substantially in the form set out in Part 1 of Schedule 3 (Utilisation Request - Loans).

            "Majority Lenders" means, at any time, a Lender or Lenders whose Commitments aggregate more than 66.666% of the Total Commitments (or, if the Total Commitments have been reduced to zero and there are no Utilisations then outstanding, aggregated more than 66.666% of the Total Commitments immediately prior to the reduction).

            "Mandatory Cost" means the percentage rate per annum calculated by the Facilities Agent in accordance with Schedule 4 (Mandatory Cost formulae).

            "Margin" means at any time the percentage rate per annum determined at such time to be the margin in accordance with clause 13.5 (Margin).

            "Material Adverse Effect" means a material and adverse effect on:

            (a) the ability of any Obligor to perform and observe its payment obligations under any Finance Document; and

            (b) the financial condition of the Carnival Corporation & plc Group as a whole.

            "Material Subsidiary" means, at any time, a Subsidiary of the Company or Carnival plc whose gross assets, pre-tax profits or turnover then equal or exceed 10 per cent. of the gross assets, pre-tax profits or turnover of the Carnival Corporation & plc Group.

            For this purpose:

            (a) the gross assets, pre-tax profits or turnover of a Subsidiary of the Company or Carnival plc will be determined from its financial statements (consolidated if it has Subsidiaries) upon which the latest audited financial statements of the Carnival Corporation & plc Group have been based;

            (b) if a Subsidiary of the Company or Carnival plc becomes a member of the Carnival Corporation & plc Group after the date on which the latest audited financial statements of the Carnival Corporation & plc Group have been prepared, the gross assets, pre-tax profits or turnover of that Subsidiary will be determined from its latest financial statements;

            (c) the gross assets, pre-tax profits or turnover of the Carnival Corporation & plc Group will be determined from its latest audited financial statements, adjusted (where appropriate) to reflect the gross assets, pre-tax profits or turnover of any company or business subsequently acquired or disposed of; and

            (d) if a Material Subsidiary disposes of all or substantially all of its assets to another member of the Carnival Corporation & plc Group, it will immediately cease to be a Material Subsidiary and the other Subsidiary (if it is not already) will immediately become a Material Subsidiary; the subsequent financial statements of those Subsidiaries and the Carnival Corporation & plc Group will be used to determine whether those Subsidiaries are Material Subsidiaries or not.

            If there is a dispute as to whether or not a company is a Material Subsidiary, a certificate of the auditors of the Company or Carnival plc will be, in the absence of manifest error, conclusive.

            "Moody's" means Moody's Investor Services, Inc.

            "Non-Recourse Financing Arrangement" means a non-recourse financing arrangement under which (in the case of Borrowed Money) the lender's right of recourse is limited to a specific asset of the relevant member of the Carnival Corporation & plc Group or in the case of an asset or property, the asset or property is collateral for the financing and there is no further recourse by the relevant creditor against the general assets of any member of the Carnival Corporation & plc Group.

            "Obligor" means a Borrower or a Guarantor.

            "Optional Currency" means a currency (other than the Base Currency for the relevant Tranche) which complies with the conditions set out in clause 10.3 (Conditions relating to Optional Currencies).

            "Original Financial Statements" means the audited consolidated financial statements of the Carnival Corporation & plc Group for the financial year ended 30 November 2004.

            "Original Obligor" means an Original Borrower or a Guarantor.

            "Overall Tranche A Commitment" of a Lender means:

            (a)   its Tranche A Commitment; or

            (b) in the case of a Swingline Lender which does not have a Tranche A Commitment, the Tranche A Commitment of a Lender which is its Affiliate.

            "Overall Tranche B Commitment" of a Lender means:

            (a)   its Tranche B Commitment; or

            (b) in the case of a Swingline Lender which does not have a Tranche B Commitment, the Tranche B Commitment of a Lender which is its Affiliate.

            "Overall Tranche C Commitment" of a Lender means:

            (a)   its Tranche C Commitment; or

            (b) in the case of a Swingline Lender which does not have a Tranche C Commitment, the Tranche C Commitment of a Lender which is its Affiliate.

            "Participating Member State" means any member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

            "Party" means a party to this Agreement.

            "Pre-Approved  Bond"  means  the  form  and  type of Bond set out in
            Schedule 11 (form of Pre-Approved Bonds).

            "Quotation Day" means, in relation to any Interest Period for which an interest rate is to be determined:

            (a) (if the currency is Sterling) the first day of that Interest Period;

            (b) (if the currency is euro) two TARGET Days before the first day of that Interest Period; or

            (c) (for any other currency) two Business Days before the first day of that Interest Period,

            unless market practice differs in the Relevant Interbank Market for a currency, in which case the Quotation Day for that currency will be determined by the Facilities Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

            "Rating Requirements" means, at any time, in relation to any Lender a long term unsubordinated credit rating of:

            (a)   at least Baa1 by Moody's; or

            (b)   at least BBB+ by S&P.

            "Reference Banks" means JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc, Barclays Bank PLC and/or such other banks or financial institutions agreed to by the Company and the Facilities Agent.

            "Relevant Interbank Market" means in relation to euro, the European interbank market and, in relation to any other currency, the London interbank market.

            "Renewal Request" means a Bond Utilisation Request identified as being a "Renewal Request" and otherwise complying with clause 6.8.2.

            "Repeating  Representations"  means  the  representations  which are
            deemed  to  be  repeated   under  clause  23.10  (Times  for  making
            representations).

            "Resignation Letter" means a letter substantially in the form set out in Schedule 7 (Form of Resignation Letter).

            "Rollover Loan" means one or more Loans under a Facility in respect of the same Tranche:

            (a) made or to be made on the same day that a maturing Loan is due to be repaid;

            (b) the aggregate amount of which is equal to or less than the maturing Loan;

            (c) in the same currency as the maturing Loan (unless it arose as a result of the operation of clause 10.2 (Unavailability of a currency)); and

            (d) made or to be made to the same Borrower for the purpose of refinancing a maturing Loan.

            "S&P" means Standard & Poor's Rating Services.

            "Screen Rate" means:

            (a) in relation to LIBOR, the British Bankers Association Interest Settlement Rate for the relevant currency and period; and

            (b)   in  relation  to  EURIBOR,   the  percentage  rate  per  annum
                  determined by the Banking Federation of the European Union for the relevant period,

            displayed on the appropriate page of the Telerate screen. If the relevant page is replaced or the service ceases to be available, the Facilities Agent may, after consultation with the Company and the Lenders, specify another page or service displaying the appropriate rate.

            "SEC" means the United States Securities Exchange Commission.

            "Security  Interest"  means  a  mortgage,   pledge,   lien,  charge,
            assignment,   hypothecation  or  security   interest  or  any  other
            agreement or arrangement having a similar effect.

            "Signing Date" means the date of this Agreement.

            "Specified Time" means, for any purpose, a time determined for that purpose in accordance with Schedule 10 (Timetables).

            "Sterling", "GBP" and "(pounds)" means the lawful currency of the United Kingdom from time to time.

            "Subsidiary" means a subsidiary within the meaning of section 736 of the Companies Act 1985.

            "Summary Document" means the summary document (documento di sintesi) set out in Schedule 12 (Summary Document), drafted pursuant to the Bank of Italy's instructions on the transparency of banking transactions and services (Istruzioni di Vigilanza per le banche, Titolo X, Capitolo 1).

            "Swingline Facilities" means the swingline loan facilities made available under this Agreement as described in clause 9 (Swingline loans).

            "Swingline Lender" means:

            (a) an Original Lender listed in Part 4 of Schedule 1 (The Original Parties) as a swingline lender; or

            (b)   any other  person that  becomes a swingline  lender  after the
                  Signing  Date  in  accordance   with  clause  28  (Changes  to
                  Lenders),

            which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

            "Swingline Loan" means a loan made or to be made under any Swingline Facilities.

            "Swingline Loan Utilisation Request" means a notice substantially in the form set out in Part 3 of Schedule 3 (Utilisation Request - Swingline Loans).

            "Swingline Tranche A Commitment" means:

            (a) in relation to a Swingline Lender under Tranche A on the Signing Date, the amount in the Base Currency for Tranche A set opposite its name under the heading Swingline Tranche A Commitment in Part 4 of Schedule 1 (The Original Parties) and the amount of any other Swingline Tranche A Commitment transferred to it under this Agreement; and

            (b) in relation to any other Swingline Lender under Tranche A, the amount in the Base Currency for Tranche A of any Swingline Tranche A Commitment transferred to it under this Agreement,

            to the extent not cancelled, reduced or transferred by it under this Agreement.

            "Swingline Tranche B Commitment" means:

            (a) in relation to a Swingline Lender under Tranche B on the Signing Date, the amount in the Base Currency for Tranche B set opposite its name under the heading Swingline Tranche B Commitment in Part 4 of Schedule 1 (The Original Parties) and the amount of any other Swingline Tranche B Commitment transferred to it under this Agreement; and

            (b) in relation to any other Swingline Lender under Tranche B, the amount in the Base Currency for Tranche B of any Swingline Tranche B Commitment transferred to it under this Agreement,

            to the extent not cancelled, reduced or transferred by it under this Agreement.

            "Swingline Tranche C Commitment" means:

            (a) in relation to a Swingline Lender under Tranche C on the Signing Date, the amount in the Base Currency for Tranche C set opposite its name under the heading Swingline Tranche C Commitment in Part 4 of Schedule 1 (The Original Parties) and the amount of any other Swingline Tranche C Commitment transferred to it under this Agreement; and

            (b) in relation to any other Swingline Lender under Tranche C, the amount in the Base Currency for Tranche C of any Swingline Tranche C Commitment transferred to it under this Agreement,

            to the extent not cancelled, reduced or transferred by it under this Agreement.

            "TARGET" means Trans-European Automated Real-time Gross Settlement Express Transfer payment system.

            "TARGET Day" means a day on which TARGET is open for the settlement of payments in euro.

            "Taxes" means any and all present and future taxes, levies, imposts, duties, fees or charges of whatever nature or withholding of a similar nature together with interest thereon and penalties in respect thereof and "Tax" means any one of them.

            "Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document.

            "Tax Payment" means a payment made by an Obligor to a Finance Party in any way relating to a Tax Deduction or under any indemnity given by that Obligor in respect of Tax under any Finance Document.

            "Term" means, in respect of a Bond, the period for which a Fronting Bank is under a liability under that Bond.

            "Termination Date" means, in relation to each Tranche, the date which falls five (5) years after the Signing Date as may be extended under clause 4.2.

            "Test Date - Bonds" means each date falling at six month intervals after the Signing Date.

            "Test Total - Bonds" means, at any time, the aggregate in US Dollars of each Bond Utilisation outstanding at that time, where each Bond Utilisation not denominated in US Dollars is converted into US Dollars at the Facilities Agent's Spot Rate of Exchange at that time.

            "Total Bond Commitments" means US$700,000,000 at the date of this Agreement.

            "Total Commitments" means, at any time, the aggregate of:

            (a)   the Total Tranche A Commitments;

            (b) the Total Tranche B Commitments (converted into US Dollars at the Facilities Agent's Spot Rate of Exchange at that time); and

            (c) the Total Tranche C Commitments (converted into US Dollars at the Facilities Agent's Spot Rate of Exchange at that time).

            "Total Swingline Tranche A Commitments" means, at any time, the aggregate of the Swingline Tranche A Commitments of all the Swingline Lenders under Tranche A at that time.

            "Total Swingline Tranche B Commitments" means, at any time, the aggregate of the Swingline Tranche B Commitments of all the Swingline Lenders under Tranche B at that time.

            "Total Swingline Tranche C Commitments" means, at any time, the aggregate of the Swingline Tranche C Commitments of all the Swingline Lenders under Tranche C at that time.

            "Total Tranche A Commitments" means, at any time, the aggregate of the Tranche A Commitments of all the Lenders at that time.

            "Total Tranche B Commitments" means, at any time, the aggregate of the Tranche B Commitments of all the Lenders at that time.

            "Total Tranche C Commitments" means, at any time, the aggregate of the Tranche C Commitments of all the Lenders at that time.

            "Tranche" means:

            (a)   Tranche A;

            (b)   Tranche B; or

            (c)   Tranche C.

            "Tranche A" means the facility made available by the Lenders to the Borrowers under clause 2.1.1(a).

            "Tranche B" means the facility made available by the Lenders to the Borrowers under clause 2.1.1(b).

            "Tranche C" means the facility made available by the Lenders to the Borrowers under clause 2.1.1(c).

            "Tranche A Commitment" means:

            (a) in relation to an Original Lender, the amount in the Base Currency for Tranche A set opposite its name under the heading Tranche A Commitment in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Tranche A Commitment transferred to it under this Agreement; and

            (b) in relation to any other Lender, the amount in the Base Currency for Tranche A of any Tranche A Commitment transferred to it under this Agreement,

            to the extent not cancelled, reduced or transferred by it under this Agreement.

            "Tranche A Indemnified Proportion" means, in relation to a Lender, the proportion (expressed as a percentage) borne by that Lender's Available Tranche A Commitment to the Available Tranche A Facility, adjusted to reflect any assignment or transfer under this Agreement to or by that Lender.

            "Tranche B Commitment" means:

            (a) in relation to an Original Lender, the amount in the Base Currency for Tranche B set opposite its name under the heading Tranche B Commitment in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Tranche B Commitment transferred to it under this Agreement; and

            (b) in relation to any other Lender, the amount in the Base Currency for Tranche B of any Tranche B Commitment transferred to it under this Agreement,

            to the extent not cancelled, reduced or transferred by it under this Agreement.

            "Tranche B Indemnified Proportion" means, in relation to a Lender, the proportion (expressed as a percentage) borne by that Lender's Available Tranche B Commitment to the Available Tranche B Facility, adjusted to reflect any assignment or transfer under this Agreement to or by that Lender.

            "Tranche C Commitment" means:

            (a) in relation to an Original Lender, the amount in the Base Currency for Tranche C set opposite its name under the heading Tranche C Commitment in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Tranche C Commitment transferred to it under this Agreement; and

            (b) in relation to any other Lender, the amount in the Base Currency for Tranche C of any Tranche C Commitment transferred by it under this Agreement,

            to the extent not cancelled, reduced or transferred by it under this Agreement.

            "Tranche C Indemnified Proportion" means, in relation to a Lender, the proportion (expressed as a percentage) borne by that Lender's Available Tranche C Commitment to the Available Tranche C Facility, adjusted to reflect any assignment or transfer under this Agreement to or by that Lender.

            "Transfer Certificate" means a certificate substantially in the form set out in Schedule 5 (Form of Transfer Certificate) or any other form agreed between the Facilities Agent and the Company.

            "Transfer Date" means, in relation to a transfer, the later of:

            (a)   the  proposed   Transfer   Date   specified  in  the  Transfer
                  Certificate; and

            (b) the date on which the Facilities Agent executes the Transfer Certificate.

            "U.K."  means the  United  Kingdom  of Great  Britain  and  Northern
            Ireland.

            "Unpaid Sum" means any sum due and payable but unpaid by an Obligor under the Finance Documents.

            "US Borrower" means a Borrower whose jurisdiction of organisation is a state of the United States of America or the District of Columbia.

            "US Dollar", "USD" and "$US" means the lawful currency of the United States of America from time to time.

            "Utilisation" means a Loan Utilisation, a Bond Utilisation and a Swingline Loan, as the case may be.

            "Utilisation Date" means the date on which a Utilisation is made.

            "Utilisation Request" means a Loan Utilisation Request, a Bond Utilisation Request or a Swingline Loan Utilisation Request, as the case may be.

            "VAT" means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.

1.2         Construction

1.2.1       The following  definitions have the meanings given to them in clause
            25.1 (Definitions):

            (a)   Borrowed Money;

            (b)   Capital Lease;

            (c)   Consolidated Capital;

            (d)   Consolidated Net Interest Charges;

            (e)   EBITDA;

            (f)   Excluded Indebtedness;

            (g)   GAAP;

            (h)   Indebtedness;

            (i)   Interest;

            (j)   Interest Payable;

            (k)   Interest Receivable;

            (l)   Issued Capital and Consolidated Reserves;

            (m)   Measurement Period; and

            (n)   Testing Date.

1.2.2       In  this  Agreement,   unless  the  contrary  intention  appears,  a
            reference to:

            (a) an amendment includes a supplement, novation, restatement or re-enactment and amended will be construed accordingly;

            (b) assets includes present and future properties, revenues and rights of every description;

            (c)   an authorisation includes an authorisation, consent, approval,
                  resolution,   licence,  exemption,   filing,  registration  or
                  notarization;

            (d) Barclays Capital is a reference to Barclays Capital, the investment banking division of Barclays Bank PLC (and all such references shall include Barclays Bank PLC);

            (e) consolidation in relation to the Carnival Corporation & plc Group means a combination of the relevant financial items of the Carnival Corporation Group and the Carnival plc Group and consolidated will be construed accordingly;

            (f) disposal means a sale, transfer, grant, lease or other disposal, whether voluntary or involuntary, and dispose will be construed accordingly;

            (g) indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money whether present or future, actual or contingent;

            (h) a person includes any individual, company, corporation, partnership, business trust, joint venture, association, joint stock company, trust or other unincorporated organization whether or not a legal entity, or any governmental or agency or political subdivision thereof;

            (i) a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but, if not having the force of law, being of a type with which any Party to which it applies is accustomed to comply) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organization with authority to regulate the business of any affected Party;

            (j) a currency is a reference to the lawful currency for the time being of the relevant country;

            (k) a Default being outstanding means that it has not been remedied or waived;

            (l) a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

            (m) a clause, a subclause or a schedule is a reference to a clause or subclause of, or a schedule to, this Agreement;

            (n) a Party or any other person includes its successors in title, permitted assigns and permitted transferees;

            (o) a Finance Document or another document is a reference to that Finance Document or other document as amended including any amendment providing for an increase in the amount of a facility or any additional facility; and

            (p)   a time of day is a reference to London time.

1.2.3 Unless the contrary intention appears, a reference to a month or months is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month or the calendar month in which it is to end, except that:

            (a) if the numerically corresponding day is not a Business Day, the period will end on the next Business Day in that month (if there is one) or the preceding Business Day (if there is not);

            (b) if there is no numerically corresponding day in that month, that period will end on the last Business Day in that month; and

            (c) notwithstanding sub-paragraph (a) above, a period which commences on the last Business Day of a month will end on the last Business Day in the next month or the calendar month in which it is to end, as appropriate.

1.2.4 Unless expressly provided to the contrary in a Finance Document, a person who is not a party to a Finance Document may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999 (the Third Parties Act) and, notwithstanding any term of any Finance Document, no consent of any third party is required for any variation (including any release or compromise of any liability) or termination of that Finance Document.

1.2.5       Unless the contrary intention appears:

            (a) a reference to a party will not include that Party if it has ceased to be a Party under this Agreement;

            (b) a word or expression used in any other Finance Document or in any notice given in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement; and

            (c) any obligation of an Obligor under the Finance Documents which is not a payment obligation remains in force for so long as any payment obligation of an Obligor is or may be outstanding under the Finance Documents.

1.2.6       The headings in this Agreement do not affect its interpretation.

1.2.7       Any reference in this Agreement to:

            (a)   the   Interest   Period   of  a  Bond   will   be   construed,
                  notwithstanding clause 14.1.2, as a reference to the Term of that Bond;

            (b) a Utilisation made or to be made to a Bond Borrower includes a Bond issued on its behalf;

            (c) an outstanding amount of a Bond at any time is the maximum amount that is or may be payable by the Bond Borrower in respect of that Bond at that time;

            (d) amounts outstanding under this Agreement includes amounts outstanding under or in respect of a Bond;

            (e)   a Borrower "repaying" or "prepaying" a Bond means:

                  (i)   that Borrower providing cash cover for that Bond;

                  (ii) the maximum amount payable under that Bond being reduced in accordance with its terms; or

                  (iii) the relevant  Fronting Bank being  satisfied that it has no further liability under that Bond,

                  and the amount by which a Bond is repaid or prepaid under clauses 1.2.7(e)(i) and 1.2.7(e)(ii) above is the amount of the relevant cash cover or reduction; and

            (f) a Bond Borrower providing "cash cover" for a Bond means a Bond Borrower (or another Obligor on its behalf) paying an amount in the currency of the Bond or, in relation to cash cover provided under clause 6.9.2(b), US Dollars, into an interest-bearing account in the name of the Bond Borrower and the following conditions being met:

                  (i) the account is with the Facilities Agent or the relevant Fronting Bank (if the cash cover is to be provided for all the Lenders) or with a Lender (if the cash cover is to be provided for that Lender);

                  (ii) withdrawals from the account may only be made to pay a Finance Party amounts due and payable to it under this Agreement in respect of that Bond until no amount is or may be outstanding under that Bond; and

                  (iii) the Bond  Borrower (or relevant  Obligor) has executed a security document over that account, in form and substance satisfactory to the Facilities Agent or the Fronting Bank or the Lender with which that account is held, creating a first ranking security interest over that account.

1.2.8       Any reference in this Agreement to:

            (a) an "Interest Period" includes each period determined under this Agreement by reference to which interest on a Swingline Loan is calculated; and

            (b) a "Lender" includes a Swingline Lender unless the context otherwise requires.

2           The Facilities

2.1         The Facilities

2.1.1 Subject to the terms of this Agreement, the Lenders make available to the Borrowers multicurrency revolving facilities in three (3) tranches being:

            (a) a US Dollar facility in an aggregate amount equal to the Total Tranche A Commitments;

            (b) a euro facility in an aggregate amount equal to the Total Tranche B Commitments; and

            (c) a Sterling facility in an aggregate amount equal to the Total Tranche C Commitments.

2.1.2 Each Lender under Tranche B which lends to Borrowers resident in Italy must be a Qualifying Lender (as defined in clause 17.10).

2.1.3 If a Borrower is resident in Italy, that Borrower may only request a Loan under Tranche B.

2.2         Finance Parties' rights and obligations

2.2.1 The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

2.2.2 The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt.

2.2.3       A Finance  Party  may,  except as  otherwise  stated in the  Finance
            Documents,   separately   enforce  its  rights   under  the  Finance
            Documents.

3           Purpose

3.1         Purpose

            Each  Borrower  shall  apply all  amounts  utilised  by it under the
            Facilities:

            (a) by way of Loan Utilisations or Swingline Loans towards general liquidity and/or working capital purposes of the Carnival Corporation & plc Group including but not limited to, (in the case of Swingline Loans) support for any CP Programme; and

            (b) by way of Bond Utilisations, for the purposes of securing the commercial obligations specified in the Bond.

3.2         Monitoring

            No Finance Party is bound to monitor or verify the utilisation of the Facilities pursuant to this Agreement.

4           Conditions of Utilisation

4.1         Initial conditions precedent

            No Borrower may deliver a Utilisation Request unless the Facilities Agent has received all of the documents and other evidence listed in
            Part 1 of Schedule 2 (Conditions precedent) in form and substance satisfactory to the Facilities Agent. The Facilities Agent shall notify the Company and the Lenders promptly upon being so satisfied.

4.2         Extension of Termination Date

4.2.1       Subject to clause 4.2.7 below:

            (a) not more than 90 days nor less than 45 days prior to the first anniversary of the Signing Date, the Company may, by written notice to the Facilities Agent, request that the Termination Date in respect of some or all of each Lender's Tranche A
                  Commitments, Tranche B Commitments and/or Tranche C Commitments be extended to a date falling on or before the date which is 365 days after the original Termination Date; and

            (b) if the Termination Date in respect of some or all of the Commitments is extended under this clause 4.2 pursuant to a request under clause 4.2.1(a) above then, not more than 90 days nor less than 45 days prior to the second anniversary of the Signing Date, the Company may, by written notice to the Facilities Agent, request that the Termination Date in respect of some or all of each remaining Lender's Tranche A
                  Commitments, Tranche B Commitments and/or Tranche C Commitments be extended to a date falling on or before the date which is 365 days after the original Termination Date (as extended under clause 4.2.1(a)); and

            (c) if the Termination Date in respect of some or all of the Tranche A Commitments, Tranche B Commitments and/or Tranche C Commitments is not extended under this clause 4.2 pursuant to a request under clause 4.2.1(a) above then, not more than 90 days nor less than 45 days prior to the second anniversary of the Signing Date, the Company may, by written notice to the Facilities Agent, request that the Termination Date in respect of some or all of each Lender's Tranche A Commitments, Tranche B Commitments and/or Tranche C Commitments be extended to a date falling on or before the date which is 730 days after the original Termination Date.

            Any notice under this clause 4.2 is irrevocable.

4.2.2 The Company may make a request under clause 4.2.1(c) notwithstanding it did not make a request under clause 4.2.1(a).

4.2.3 The Facilities Agent shall promptly notify each of the Lenders of receipt of such request from the Company.

4.2.4 Each Lender shall notify the Facilities Agent not later than 20 days prior to the first anniversary of the Signing Date (in the case of notification of a request under clause 4.2.1(a) above) or the second anniversary of the Signing Date (in the case of notification of a request under clause 4.2.1(b) or clause 4.2.1(c) above) (in each case the "Notification Date"), whether it accepts or rejects the request by the Company.

4.2.5 As soon as practicable and in any event within two (2) Business Days after the Notification Date, the Facilities Agent shall, by notice to the Company and each Lender, confirm those Lenders which have agreed to extend the relevant Termination Date and those which have not. Upon receipt by the Company of such notification the Termination Date will be extended as requested in respect of those Lenders which have consented fully to the extension as requested.

4.2.6 If a Lender rejects a request by the Company, does not agree fully to extend its Tranche A Commitments, Tranche B Commitments and/or Tranche C Commitments as requested or does not respond prior to the Notification Date (which shall be deemed a rejection):

            (a) the Termination Date for that Lender shall be the relevant Termination Date before the relevant extension provided always that in respect of any Lender which has agreed to extend the Termination Date in respect of its Tranche A Commitment, Tranche B Commitment or Tranche C Commitment in an amount less than that requested by the Company under clause 4.2.1(a) or
                  (b) above (a "Part Extension"), the Company shall be at liberty to accept that Part Extension by notice to the Facilities Agent given within two (2) Business Days of receipt of the Facilities Agent's notice under clause 4.2.5, whereupon the Termination Date in respect of the Part Extension of the relevant Lender will be extended as so notified; and

            (b) notwithstanding any provision to the contrary, the Company may, at any time following a rejection or deemed rejection by a Lender of any request to extend under clause 4.2.1, replace that Lender with one or more new Lenders or existing Lenders by requiring that Lender to transfer its Tranche A Commitment, Tranche B Commitment and/or Tranche C Commitment (or, if the Company has accepted a Part Extension, any part of that Lender's Tranche A Commitment, Tranche B Commitment and/or Tranche C Commitment not so extended) and participation at par to such replacement Lender or Lenders (which are willing to accept such transfer on the basis set out in this clause) and without any premium or payment of fees or of costs or expenses to or by such replacement Lender(s) or any Obligor; and

            (c) any Lender replaced under clause 4.2.6(b) shall be entitled to all accrued interest, fees and other amounts payable to it at the time of the transfer.

4.2.7 No Lender is under any obligation to extend the Termination Date applicable to its Tranche A Commitment, Tranche B Commitment and/or Tranche C Commitment. No Termination Date may be extended more than twice or beyond the seventh (7th) anniversary of the Signing Date.

5           Utilisation - Loan

5.1         Delivery of a Loan Utilisation Request

5.1.1       A Borrower  may  utilise the  Facilities  for Loan  Utilisations  by
            delivery  to  the   Facilities   Agent  of  a  duly  completed  Loan
            Utilisation Request.

5.1.2 Unless the Facilities Agent otherwise agrees, the latest time for receipt by the Facilities Agent of a duly completed Loan Utilisation Request is the Specified Time one (1) Business Day before the Quotation Day for the proposed Loan Utilisation.

5.2         Completion of a Loan Utilisation Request

5.2.1 Each Loan Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

            (a)   it identifies the Tranche to be utilised;

            (b) the proposed Utilisation Date is a Business Day falling within the Availability Period;

            (c) the currency and amount of the Loan Utilisation comply with clause 5.3 (Currency and amount); and

            (d) the proposed Interest Period complies with clause 14 (Interest Periods).

5.2.2       Only one Loan  Utilisation may be requested in each Loan Utilisation
            Request.

5.2.3       Subject  to  clause  5.2.4,  a  Borrower  may  not  deliver  a  Loan
            Utilisation Request for a Loan Utilisation if as a result of the proposed Loan Utilisation more than twelve (12) Loan Utilisations would be outstanding.

5.2.4 For the purposes of clause 5.2.3, the following shall not be taken into account:

            (a) a Loan Utilisation made pursuant to clause 7.1.2 to repay a Bond Utilisation or any amount outstanding under a Bond;

            (b) a Loan Utilisation made pursuant to clause 9.3.2 to repay a Swingline Loan that has become due and payable; and

            (c) any Utilisation made by a single Lender under clause 10.2 (Unavailability of a currency).

5.3         Currency and amount

5.3.1 The currency specified in a Loan Utilisation Request given under clause 5.1 must be the Base Currency for the Tranche requested or an Optional Currency.

5.3.2       The amount of the proposed Loan Utilisation must be:

            (a)   if the currency selected is the Base Currency:

                  (i) in respect of Tranche A, a minimum of $US20,000,000 or, if less, the Available Tranche A Facility;

                  (ii) in respect of Tranche B, a minimum of (euro)15,000,000 or, if less, the Available Tranche B Facility; or

                  (iii) in respect of Tranche C, a minimum of (pounds)10,000,000 or, if less, the Available Tranche C Facility;

            (b) if the currency selected is an Optional Currency and does not require the approval of the Facilities Agent under clause 10.3.1(a):

                  (i) in respect of Tranche A, a minimum of $US20,000,000 or, if less, the Available Tranche A Facility (where the amount of the proposed Loan Utilisation is converted into US Dollars at the Facilities Agent's Spot Rate of Exchange on the date of the Loan Utilisation Request);

                  (ii) in respect of Tranche B, a minimum of (euro)15,000,000 or, if less, the Available Tranche B Facility (where the amount of the proposed Loan Utilisation is converted into euro at the Facilities Agent's Spot Rate of Exchange on the date of the Loan Utilisation Request); or

                  (iii) in respect of Tranche C, a minimum of (pounds)10,000,000 or, if less, the Available Tranche C Facility (where the amount of the proposed Loan Utilisation is converted into Sterling at the Facilities Agent's Spot Rate of Exchange on the date of the Loan Utilisation Request); and

            (c) if the currency selected is an Optional Currency and it has been approved by the Facilities Agent under clause 10.3.1(a), the minimum amount (and, if required, integral multiple) specified by the Facilities Agent pursuant to clause 10.3.2 (Conditions relating to Optional Currencies).

5.4         Lenders' participation

5.4.1 Subject to clause 5.4.2, the Lenders will only be obliged to comply with this clause 5.4 (Lenders' participation) if on the proposed Utilisation Date:

            (a) in the case of a Rollover Loan no Event of Default is outstanding or would result from the proposed Rollover Loan and, in the case of any other Loan Utilisation, no Default is outstanding or would result from the proposed Loan Utilisation; and

            (b) the Repeating Representations to be made by each Obligor are correct in all material respects.

5.4.2 The Lenders shall be obliged to comply with this clause 5.4 in relation to any Loan Utilisation made pursuant to clause 7.1.2 or clause 9.3.2 provided that clause 5.4.1 shall not apply to any such Loan Utilisation, and the conditions referred to in clauses 5.4.5 and 5.4.6 shall be deemed satisfied in relation to any such Loan Utilisation.

5.4.3 The Facilities Agent must promptly notify each Lender of the details of the requested Loan Utilisation (including the amount, currency and Base Currency Amount) and the amount of each Lender's share in that Loan Utilisation, in each case by the Specified Time.

5.4.4       The amount of each Lender's share in:

            (a) each Loan Utilisation under Tranche A will be equal to the proportion which its Available Tranche A Commitment bears to the Available Tranche A Facility immediately prior to making the Loan Utilisation;

            (b) each Loan Utilisation under Tranche B will be equal to the proportion which its Available Tranche B Commitment bears to the Available Tranche B Facility immediately prior to making the Loan Utilisation; and

            (c) each Loan Utilisation under Tranche C will be equal to the proportion which its Available Tranche C Commitment bears to the Available Tranche C Facility immediately prior to making the Loan Utilisation.

5.4.5 If the conditions set out in this Agreement have been satisfied or waived, each Lender must make its share in each Loan Utilisation available to the Facilities Agent for the relevant Borrower through its Facility Office on the proposed Utilisation Date.

5.4.6 If, on the proposed Utilisation Date, the Facilities Agent is satisfied that all conditions precedent have been satisfied or waived it shall pay the proceeds of each Loan Utilisation received pursuant to clause 5.4.5 above in accordance with the payment directions set out in the relevant Loan Utilisation Request (or, if relevant, in accordance with clause 7.1.2 or clause 9.3.2).

6           Utilisation - Bonds

6.1         General

6.1.1 In determining the amount of the Available Bond Facility and a Lender's Bond Proportion of a proposed Bond for the purposes of this Agreement, the Lender's Available Tranche A Commitment will be calculated ignoring any cash cover provided for outstanding Bonds.

6.2         Tranche A

            A Bond Utilisation may only be made under Tranche A.

6.3         Delivery of a Bond Utilisation Request

            A Bond Borrower may request a Bond to be issued by delivery to the Facilities Agent of a duly completed Bond Utilisation Request not later than the Specified Time (unless a shorter period is agreed by the Facilities Agent (and the relevant Fronting Bank)).

6.4         Completion of a Bond Utilisation Request

            Each Bond Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

6.4.1       it specifies the Account Party;

6.4.2       it specifies the Fronting Bank;

6.4.3 it specifies the identity of the beneficiary of the Bond and the relevant Fronting Bank is not prevented by reason of legal or regulatory restrictions imposed upon it from issuing a Bond in favour of that beneficiary;

6.4.4       the  proposed   Utilisation  Date  is  a  Business  Day  within  the
            Availability Period;

6.4.5 the currency and amount of the Bond comply with clause 6.5 (Currency and amount);

6.4.6 the form of the Bond is attached and it complies with clause 6.6 (Form and Type of Bond);

6.4.7       the Expiry Date of the Bond falls on or before the Termination Date;
            and

6.4.8       the delivery instructions for the Bond are specified.

6.5         Currency and amount

6.5.1 The currency specified in a Bond Utilisation Request given under clause 6.3 must be the Base Currency for Tranche A or an Optional Currency.

6.5.2 The amount of the proposed Bond must be an amount whose Base Currency Amount for Tranche A is not more than the lesser of the Available Tranche A Facility and the Available Bond Facility.

6.6         Form and Type of Bond

6.6.1       The form and type of instrument of the proposed Bond must be either:

            (a) substantially in the form of and a type of instrument consistent with one of the Pre-Approved Bonds; or

            (b) in any other form and of such other type of instrument as requested by a Bond Borrower (to the extent required by the relevant beneficiary) and approved by the relevant Fronting Bank (such approval not to be unreasonably withheld, delayed or conditioned) prior to the date of the Bond Utilisation Request in respect of that Bond.

6.7         Issue of Bonds

6.7.1 If the conditions set out in clause 6.4 have been met, the relevant Fronting Bank shall issue the Bond on the proposed Utilisation Date.

6.7.2 The relevant Fronting Bank will only be obliged to comply with clause 6.7.1 above if on the date of the Bond Utilisation Request or, as the case may be, Renewal Request and on the proposed Utilisation Date:

            (a) in the case of a Bond renewed in accordance with clause 6.8 (Renewal of a Bond), no Event of Default is continuing or would result from the proposed Bond Utilisation and, in the case of any other Bond Utilisation, no Default is continuing or would result from the proposed Bond Utilisation; and

            (b) the Repeating Representations to be made by each Obligor are true in all material respects.

6.7.3 The amount of each Lender's participation in each Bond will be equal to the proportion borne by its Lender's Available Tranche A Commitment to the Available Tranche A Facility immediately prior to the issue of the Bond.

6.7.4 The Facilities Agent shall determine the Base Currency Amount of each Bond which is to be issued in an Optional Currency and shall notify the relevant Fronting Bank and each Lender of the details of the requested Bond and its participation in that Bond by the Specified Time.

6.8         Renewal of a Bond

6.8.1 A Bond Borrower may request any Bond issued on its behalf be renewed by delivery to the Facilities Agent of a Renewal Request by the Specified Time.

6.8.2 The Finance Parties shall treat any Renewal Request in the same way as a Bond Utilisation Request except that the condition set out in clauses 6.4.1, 6.4.2 and 6.4.6 (Completion of a Bond Utilisation Request) shall not apply.

6.8.3 The terms of each renewed Bond shall be the same as those of the relevant Bond immediately prior to its renewal, except that:

            (a) its amount may be less than the amount of the Bond immediately prior to its renewal; and

            (b) its Term shall start on the date which was the Expiry Date of the Bond immediately prior to its renewal, and shall end on the proposed Expiry Date specified in the Renewal Request.

6.8.4 If the conditions set out in this clause 6.8 have been met, the relevant Fronting Bank shall amend and re-issue any Bond pursuant to a Renewal Request.

6.9         Revaluation of Bonds

6.9.1 If any outstanding Bond is denominated in an Optional Currency, the Facilities Agent shall on each Test Date - Bonds recalculate the Base Currency Amount for Tranche A of that Bond by notionally converting into US Dollars the outstanding amount of that Bond on the basis of the Facilities Agent's Spot Rate of Exchange on the date of calculation.

6.9.2 If on any Test Date - Bonds (i) the Test Total - Bonds exceeds (ii) the Total Bond Commitments, each of the Bond Borrowers will, if requested by the Facilities Agent within three Business Days of the Test Date - Bonds, ensure that within three Business Days of receipt of such request either (at the discretion of the Bond Borrowers):

            (a) sufficient Bonds are cancelled so that the Test Total - Bonds does not exceed the Total Bond Commitments; and/or

            (b) the Facilities Agent receives cash cover in US Dollars which when aggregated with all other amounts then held by the Facilities Agent as cash cover under this Agreement, will result in the Facilities Agent holding cash cover in an amount not less than the amount by which the Test Total - Bonds exceeds the Total Bond Commitments.

6.9.3       If on any Test Date - Bonds (i) the Total  Bond  Commitments  exceed
            (ii) the Test Total - Bonds, the Facilities Agent shall to the extent that it holds cash cover as a result of the operation of clause 6.9.2(b) repay to the Bond Borrowers (or other relevant Obligors) an amount equal to the lesser of the amount of such excess and the amount of such cash cover held by it.

6.9.4 All cash cover held by the Facilities Agent under this clause 6.9 shall be repaid to the Bond Borrowers (or other relevant Obligors) on the Expiry Date of any Bond if upon that expiry no other Bond is then outstanding.

7           Bonds

7.1         Immediately payable

7.1.1 If a claim is made under a Bond, the Bond Borrower which requested that Bond shall pay to the Facilities Agent for the account of the relevant Fronting Bank the amount of that claim within five Business Days of demand.

7.1.2 If the relevant Bond Borrower does not repay such amount in full within five Business Days of demand by the relevant Fronting Bank:

            (a) subject to sub-clause (d) below, the Bond Borrower will on the immediately following Business Day be deemed to have delivered a Loan Utilisation Request under Tranche A for a Loan Utilisation in an amount equal to, and in the same currency as, the amount demanded under clause 7.1.1 with an Interest Period of two weeks and a Utilisation Date of the Business Day following the deemed date of the Loan Utilisation Request;

            (b) the amount of each Lender's share in the Loan Utilisation shall be determined in accordance with clause 5.4;

            (c) the Facilities Agent will pay to the relevant Fronting Bank the amount deemed requested by the Bond Borrower under paragraph (a) above in full satisfaction of the Bond Borrower's obligations under clause 7.1.1 and a pro tanto discharge of the Bond Borrower's obligations under clause 7.3.1; and

            (d) in any case where the Bond Borrower is not permitted under this Agreement to utilise Tranche A by way of Loan, the Loan Utilisation shall be deemed requested under Tranche B, provided that if the amount of the Utilisation would exceed the Available Tranche B Facility, then the amount of such excess shall constitute a Loan Utilisation by Carnival plc under Tranche A (and then Tranche C to the extent that Loan Utilisation under Tranche A exceeds the Available Tranche A Facility) in each case with an Interest Period of two weeks.

7.2         Claims under a Bond

7.2.1 The Bond Borrower irrevocably and unconditionally authorises the relevant Fronting Bank to pay any claim made or purported to be made under a Bond requested by it and which appears on its face to be in order (a "claim").

7.2.2 The relevant Fronting Bank shall examine the claim made under any Bond in accordance with the criteria set out in the Uniform Customs and Practices for Documentary Credits, International Chamber of Commerce, publication No. 500 (or any subsequent revision thereof) ("UCP 500"), whether or not the Bond is or is stated to be governed by UCP 500, and accordingly the responsibility of the relevant Fronting Bank shall be limited to ascertaining that the documents constituting the claim appear on their face to be in accordance with the relevant Bond, properly completed and in compliance with the requirements of this Agreement and, subject to the terms of the Bond, the UCP 500.

7.2.3       Each Bond Borrower acknowledges that the relevant Fronting Bank:

            (a) is not obliged to carry out any investigation or seek any confirmation from any other person before paying a claim other than set out in clause 7.2.2; and

            (b) deals in documents only and will not be concerned with the legality of a claim or any underlying transaction or any available set-off, counterclaim or other defence of any person.

7.2.4 Without prejudice to the limits on the liability of the Borrower under clause 7.3.1 or against any Fronting Bank at law, the obligations of a Bond Borrower under this clause 7 will not be affected by:

            (a) the sufficiency, accuracy or genuineness of any claim or any other document; or

            (b) any incapacity of, or limitation on the powers of, any person signing a claim or other document.

7.3         Indemnities

7.3.1 Each Bond Borrower shall immediately on demand indemnify the relevant Fronting Bank against any cost, loss or liability incurred by that Fronting Bank (otherwise than by reason of that Fronting Bank's breach of this Agreement, gross negligence or wilful misconduct) as a direct consequence of, or in the performance of its obligations or the exercise of its rights under, any Bond requested by that Bond Borrower.

7.3.2 Each Lender shall (according to its Bond Proportion) immediately on demand (such demand to be made no earlier than seven Business Days following a demand on the Bond Borrower under clause 7.3.1)
            indemnify the relevant Fronting Bank against any cost, loss or liability incurred by that Fronting Bank (otherwise than by reason of that Fronting Bank's gross negligence or wilful misconduct) in acting as the relevant Fronting Bank under any Bond (unless that Fronting Bank has been reimbursed by an Obligor pursuant to a Finance Document).

7.3.3 If any Lender is not permitted (by its constitutional documents or any applicable law) to comply with clause 7.3.2 above, then that Lender will not be obliged to comply with clause 7.3.2 and shall instead be deemed to have taken, on the date the Bond is issued (or if later, on the date the Lender's participation in the Bond is transferred or assigned to the Lender in accordance with the terms of this Agreement), an undivided interest and participation in the Bond in an amount equal to its Bond Proportion of that Bond. On receipt of demand from the Facilities Agent, that Lender shall pay to the Facilities Agent (for the account of the relevant Fronting
            Bank) an amount equal to its Bond Proportion of the amount demanded under clause 7.3.2 above.

7.3.4 The relevant Bond Borrower shall immediately on demand reimburse any Lender for any payment it makes to the relevant Fronting Bank under this clause 7.3 (Indemnities) in respect of that Bond.

7.3.5 The obligations of each Lender under this clause are continuing obligations and will extend to the ultimate balance of sums payable by that Lender in respect of any Bond, regardless of any intermediate payment or discharge in whole or in part.

7.3.6 The obligations of any Lender under this clause will not be affected by any act, omission, matter or thing which, but for this clause, would reduce, release or prejudice any of its obligations under this clause (without limitation and whether or not known to it or any other person) including:

            (a) any time, waiver or consent granted to, or composition with, any Obligor, any beneficiary under a Bond or other person;

            (b) the release of any other Obligor or any other person under the terms of any composition or arrangement;

            (c) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor, any beneficiary under a Bond or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

            (d) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor, any beneficiary under a Bond or any other person;

            (e) any amendment (however fundamental) or replacement of a Finance Document, any Bond or any other document or security;

            (f)   any   unenforceability,   illegality   or  invalidity  of  any
                  obligation of any person under any Finance Document, any Bond or any other document or security; or

            (g)   any insolvency or similar proceedings.

7.4         Rights of contribution

            No Obligor will be entitled to any right of contribution or indemnity from any Finance Party in respect of any payment it may make under this clause 7.

8           Utilisation - Swingline Loan

8.1         General

8.1.1       The following provisions do not apply to Swingline Loans:

            (a)   clause 5 (Utilisation);

            (b)   clause 10 (Optional currencies);

            (c) clause 13 (Interest) as it applies to the calculation of interest on a Loan Utilisation but not default interest on an overdue amount;

            (d)   clause 14 (Interest Periods); and

            (e) in respect of Swingline Loans under Tranche A, clause 15 (Changes to the calculation of interest).

8.2         Delivery of a Swingline Loan Utilisation Request

8.2.1 A Borrower may utilise the Swingline Facilities by delivery to the Facilities Agent of a duly completed Swingline Loan Utilisation Request not later than the Specified Time (unless a shorter period is agreed by the Facilities Agent).

8.2.2 Each Swingline Loan Utilisation Request must be sent to the Facilities Agent to:

            (a) the address in New York City notified by the Facilities Agent for this purpose (in the case of Tranche A);

            (b) the address in London notified by the Facilities Agent for this purpose (in the case of Tranche B); or

            (c) the address in London notified by the Facilities Agent for this purpose (in the case of Tranche C),

            in each case with a copy to its address referred to in clause 35 (Notices).

8.3         Completion of a Swingline Loan Utilisation Request

8.3.1 Each Swingline Loan Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

            (a)   it identifies the Borrower;

            (b)   it specifies that it is for a Swingline Loan;

            (c) the proposed Utilisation Date is a Business Day within the Availability Period;

            (d)   it identifies the relevant Tranche;

            (e) the currency and amount of the Swingline Loan comply with clause 8.4 (Currency and amount); and

            (f)   the proposed Interest Period:

                  (i)   does not overrun the Termination Date;

                  (ii)  is a period of not more than five Business Days; and

                  (iii) ends on a Business Day.

8.3.2 Only one Swingline Loan may be requested in each Swingline Loan Utilisation Request.

8.4         Currency and amount

8.4.1 The currency specified in a Swingline Loan Utilisation Request given under clause 8.3 must be the Base Currency for the Tranche requested.

8.4.2       The amount of the proposed Swingline Loan must be in respect of:

            (a) Tranche A, a minimum of $US10,000,000 or, if less, the Available Swingline Tranche A Facility and not more than the lesser of the Available Swingline Tranche A Facility and the Available Tranche A Facility;

            (b) Tranche B, a minimum of (euro)10,000,000 or, if less, the Available Swingline Tranche B Facility and not more than the lesser of the Available Swingline Tranche B Facility and the Available Tranche B Facility; or

            (c) Tranche C, a minimum of (pounds)10,000,000 or, if less, the Available Swingline Tranche C Facility and not more than the lesser of the Available Swingline Tranche C Facility and the Available Tranche C Facility.

8.5         Swingline Lenders' participation

8.5.1 If the conditions set out in this Agreement have been met, each Swingline Lender shall make its participation in each Swingline Loan available through its Facility Office in New York City, in the case of Tranche A, London or Milan, in the case of Tranche B, and London, in the case of Tranche C.

8.5.2       The  Swingline  Lenders  will only be obliged to comply  with clause
            8.5.1 above if on the date of the Swingline Loan Utilisation Request and on the proposed Utilisation Date:

            (a) no Default is continuing or would result from the proposed Swingline Loan; and

            (b) the Repeating Representations to be made by each Obligor are true in all material respects.

8.5.3       The amount of each Swingline Lender's participation in:

            (a) each Swingline Loan under Tranche A will be equal to the proportion which its Available Swingline Tranche A Commitment bears to the Available Swingline Tranche A Facility immediately prior to making the Swingline Loan;

            (b) each Swingline Loan under Tranche B will be equal to the proportion which its Available Swingline Tranche B Commitment bears to the Available Swingline Tranche B Facility immediately prior to making the Swingline Loan; and

            (c) each Swingline Loan under Tranche C will be equal to the proportion which its Available Swingline Tranche C Commitment bears to the Available Swingline Tranche C Facility immediately prior to making the Swingline Loan, in each case, adjusted to take account of any limit applying under clause 8.6 (Relationship with the Facilities).

8.5.4 The Facilities Agent shall notify each Lender for a particular Tranche of the amount of each Swingline Loan under that Tranche, and in addition shall notify each Swingline Lender under that Tranche of the amount of its participation in that Swingline Loan, in each case by the Specified Time.

8.6         Relationship with the Facilities

8.6.1 This clause applies when a Swingline Loan is outstanding or is to be borrowed following the issue of a Swingline Loan Utilisation Request.

8.6.2 The Facilities may be used by way of Swingline Loans. The Swingline Facilities are not independent of Tranche A, Tranche B and Tranche C.

8.6.3 Notwithstanding any other term of this Agreement a Lender is only obliged to participate in a:

            (a) Loan under Tranche A to the extent that it would not result in the Base Currency Amount of its participation and that of a Lender which is its Affiliate in Loans under Tranche A exceeding its Overall Tranche A Commitment;

            (b) Loan under Tranche B to the extent that it would not result in the Base Currency Amount of its participation and that of a Lender which is its Affiliate in Loans under Tranche B exceeding its Overall Tranche B Commitment; and

            (c) Loan under Tranche C to the extent that it would not result in the Base Currency Amount of its participation and that of a Lender which is its Affiliate in Loans under Tranche C exceeding its Overall Tranche C Commitment.

8.6.4 Where, but for the operation of clause 8.6.3, the Base Currency Amount of a Lender's participation in Loans and that of a Lender which is its Affiliate:

            (a) under Tranche A would have exceeded its Overall Tranche A Commitment, the excess will be apportioned among the other Lenders participating in the relevant Loan under Tranche A pro rata according to their Tranche A Commitments;

            (b) under Tranche B would have exceeded its Overall Tranche B Commitment, the excess will be apportioned among the other Lenders participating in the relevant Loan under Tranche B pro rata according to their Tranche B Commitments; and

            (c) under Tranche C would have exceeded its Overall Tranche C Commitment, the excess will be apportioned among the other Lenders participating in the relevant Loan under Tranche C pro rata according to their Tranche C Commitments.

            The calculations under this clause 8.6.4 will be applied as often as necessary until the Loan is apportioned among the relevant Lenders in a manner consistent with clause 8.6.3 above.

9           Swingline Loans

9.1         Swingline Facilities

            Subject to the terms of this Agreement:

            (a) the Swingline Lenders under Tranche A make available to the Borrowers a US Dollar swingline loan facility in an aggregate amount equal to the Total Swingline Tranche A Commitments;

            (b) the Swingline Lenders under Tranche B make available to the Borrowers a euro swingline loan facility in an aggregate amount equal to the Total Swingline Tranche B Commitments; and

            (c) the Swingline Lenders under Tranche C make available to the Borrowers a Sterling swingline loan facility in an aggregate amount equal to the Total Swingline Tranche C Commitments.

9.2         Purpose

9.2.1 Each Borrower shall apply all amounts borrowed by it under the Swingline Facilities towards refinancing any note, instrument, facility or borrowing maturing under a CP Programme.

9.2.2 A Swingline Loan may not be applied in repayment or prepayment of another Swingline Loan.

9.3         Repayment

9.3.1 Each Borrower that has drawn a Swingline Loan shall repay that Swingline Loan on the last day of its Interest Period.

9.3.2       If the Borrower does not comply with clause 9.3.1:

            (a) the Borrower will be deemed to have delivered a Loan Utilisation Request (without the need to satisfy any conditions precedent as otherwise required under this Agreement) under the relevant Tranche to which the Swingline Loan relates for a Loan Utilisation in an amount equal to, and in the same currency as, the amount payable under clause 9.3.1 with an Interest Period of two weeks;

            (b) the amount of each Lender's share in the Loan Utilisation shall be determined in accordance with clause 5.4; and

            (c) the Facilities Agent will pay to the relevant Swingline Lenders the amount requested by the Borrower under paragraph
                  (a) above in full satisfaction of its obligations under clause 9.3.1.

9.4         Indemnities

9.4.1 Where a Swingline Loan cannot by reason of applicable law be refinanced with a Loan Utilisation under clause 9.3.2:

            (a) each Lender under Tranche A shall (according to its Tranche A Indemnified Proportion) immediately on demand indemnify each Swingline Lender under Tranche A against any cost, loss or liability incurred by that Swingline Lender (otherwise than by reason of that Swingline Lender's gross negligence or wilful misconduct) in acting as a Swingline Lender of a Swingline Loan under Tranche A (unless that Swingline Lender has been reimbursed by an Obligor pursuant to a Finance Document);

            (b) each Lender under Tranche B shall (according to its Tranche B Indemnified Proportion) immediately on demand indemnify each Swingline Lender under Tranche B against any cost, loss or liability incurred by that Swingline Lender (otherwise than by reason of that Swingline Lender's gross negligence or wilful misconduct) in acting as a Swingline Lender of a Swingline Loan under Tranche B (unless that Swingline Lender has been reimbursed by an Obligor pursuant to a Finance Document); and

            (c) each Lender under Tranche C shall (according to its Tranche C Indemnified Proportion) immediately on demand indemnify each Swingline Lender under Tranche C against any cost, loss or liability incurred by that Swingline Lender (otherwise than by reason of that Swingline Lender's gross negligence or wilful misconduct) in acting as a Swingline Lender of a Swingline Loan under Tranche C (unless that Swingline Lender has been reimbursed by an Obligor pursuant to a Finance Document).

9.4.2 The relevant Borrower shall immediately on demand reimburse any Lender for any payment it makes to a Swingline Lender under this clause 9.4 (Indemnities) in respect of that Swingline Loan.

9.4.3 The obligations of each Lender under this clause are continuing obligations and will extend to the ultimate balance of sums payable by that Lender in respect of any Swingline Loan, regardless of any intermediate payment or discharge in whole or in part.

9.4.4 The obligations of any Lender under this clause will not be affected by any act, omission, matter or thing which, but for this clause, would reduce, release or prejudice any of its obligations under this clause (without limitation and whether or not known to it or any other person) including:

            (a) any time, waiver or consent granted to, or composition with, any Obligor or other person;

            (b) the release of any other Obligor or any other person under the terms of any composition or arrangement;

            (c) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any
                  Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

            (d)   any   incapacity   or  lack  of  power,   authority  or  legal
                  personality of or dissolution or change in the members or status of an Obligor or any other person;

            (e) any amendment (however fundamental) or replacement of a Finance Document or any other document or security;

            (f)   any   unenforceability,   illegality   or  invalidity  of  any
                  obligation of any person under any Finance Document or any other document or security; or

            (g)   any insolvency or similar proceedings.

9.4.5 No Obligor will be entitled to any right of contribution or indemnity from any Finance Party in respect of any payment it may make under this clause 9.4.

9.5         Voluntary Prepayment of Swingline Loans

9.5.1 The Borrower to which a Swingline Loan has been made may prepay at any time the whole of that Swingline Loan.

9.5.2 Any prepayment shall be made with accrued interest and without premium or penalty.

9.5.3 Unless a contrary indication appears in this Agreement, any part of the Swingline Facilities which is prepaid may be reborrowed in accordance with the terms of this Agreement.

9.6         Interest

9.6.1 The rate of interest on each Swingline Loan for any day during its Interest Period is:

            (a)   for Swingline Loans under Tranche A, the higher of:

                  (i)   the  prime   commercial   lending  rate  in  US  Dollars
                        announced by the Facilities Agent at the Specified Time and in force on that day; and

                  (ii) 0.50 per cent. per annum over the rate per annum determined by the Facilities Agent to be the Federal Funds Rate (as published by the Federal Reserve Bank of New York) for that day;

            (b) for Swingline Loans under Tranche B, the percentage rate per annum equal to the aggregate of:

                  (i)   the applicable Margin;

                  (ii) the arithmetic mean of the rates (rounded up to four decimal places) as supplied to the Facilities Agent at its request by the Reference Banks to leading banks in the European Interbank Market as of 11:00am (Brussels time) on the Utilisation Date for that Swingline Loan for the offering of deposits in euro for a period comparable to the Interest Period for the relevant Swingline Loan and for settlement on that day; and

                  (iii) Mandatory Cost (if any);

            (c) for Swingline Loans under Tranche C the percentage rate per annum equal to the aggregate of:

                  (i)   the applicable Margin;

                  (ii)  LIBOR; and

                  (iii) Mandatory Cost, if any;

9.6.2 The Facilities Agent shall promptly notify the Swingline Lenders and the relevant Borrower of the determination of the rate of interest under clause 9.6.1 above.

9.6.3 Each Borrower shall pay accrued interest on each Swingline Loan made to it on the last day of its Interest Period.

9.7         Interest Period

9.7.1       Each Swingline Loan has one Interest Period only.

9.7.2 The Interest Period for a Swingline Loan must be selected in the relevant Swingline Loan Utilisation Request.

9.8         Facilities Agent

9.8.1 The Facilities Agent may perform its duties in respect of the Swingline Facilities through an Affiliate acting as its agent.

9.8.2 Notwithstanding any other term of this Agreement and without limiting the liability of any Obligor under the Finance Documents, each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) pay to or indemnify the Facilities Agent, within three Business Days of demand, for or against any cost, loss or liability incurred by any Affiliate of the Facilities Agent (other than by reason of such Affiliate's gross negligence or wilful misconduct) in acting as Facilities Agent for the Swingline Facilities under the Finance Documents (unless such Affiliate has been reimbursed by an Obligor pursuant to a Finance Document).

9.9         Conditions of assignment or transfer

9.9.1 Notwithstanding any other term of this Agreement, each Lender shall ensure that at all times its Overall Tranche A Commitment is not less than:

            (a)   its Swingline Tranche A Commitment; or

            (b) if it does not have a Swingline Tranche A Commitment, the Swingline Tranche A Commitment of a Lender which is its Affiliate.

9.9.2 Notwithstanding any other term of this Agreement, each Lender shall ensure that at all times its Overall Tranche B Commitment is not less than:

            (a)   its Swingline Tranche B Commitment; or

            (b) if it does not have a Swingline Tranche B Commitment, the Swingline Tranche B Commitment of a Lender which is its Affiliate.

9.9.3 Notwithstanding any other term of this Agreement, each Lender shall ensure that at all times its Overall Tranche C Commitment is not less than:

            (a)   its Swingline Tranche C Commitment; or

            (b) if it does not have a Swingline Tranche C Commitment, the Swingline Tranche C Commitment of a Lender which is its Affiliate.

10          Optional Currencies

10.1        Selection of currency

            A Borrower (or the Company on behalf of a Borrower) shall select the currency of a Loan Utilisation in a Loan Utilisation Request and a Bond Utilisation in a Bond Utilisation Request.

10.2        Unavailability of a currency

10.2.1      If before the Specified Time on any Quotation Day:

            (a)   a Lender  notifies  the  Facilities  Agent  that the  Optional
                  Currency requested is not readily available to it in the amount required; or

            (b) a Lender notifies the Facilities Agent that compliance with its obligation to participate in a Loan in the proposed Optional Currency would contravene a law or regulation applicable to it, the Facilities Agent will give notice to the Company and the relevant Borrower promptly and in any event no later than the Specified Time on that day.

10.2.2 Any Lender that gives notice pursuant to clause 10.2.1 will be required to participate in the Loan in the Base Currency for the Tranche requested (in an amount equal to that Lender's proportion of the Base Currency Amount for that Tranche or, in respect of a Rollover Loan, an amount equal to that Lender's proportion of the Base Currency Amount for that Tranche of the Rollover Loan that is due to be made) and its participation will be treated as a separate Loan denominated in the Base Currency for that Tranche during that Interest Period.

10.2.3 Any part of a Loan treated as a separate Loan under this clause 10.2 will not be taken into account for the purposes of any limit on the number of Loans outstanding at any one time.

10.2.4 A Loan will still be treated as a Rollover Loan if it is not denominated in the same currency as the maturing Loan by reason of the operation of this clause 10.2.

10.3        Conditions relating to Optional Currencies

10.3.1 A currency will constitute an Optional Currency in relation to any Utilisation if it is not the relevant Base Currency and if either:

            (a) it is freely convertible into the Base Currency for the relevant Tranche readily available in the amount requested in the Relevant Interbank Market on the Quotation Day and the Utilisation Date for that Utilisation and has been approved by the Facilities Agent (acting on the instructions of all the Lenders on or prior to receipt by the Facilities Agent of the relevant Utilisation Request for that Loan); or

            (b)   it is US Dollars, euro, Sterling or Australian Dollars.

10.3.2 If the Facilities Agent has received a written request from a Borrower for a currency to be approved under clause 10.3.1 above, the Facilities Agent will confirm to that Borrower by the Specified
            Time:

            (a)   whether or not the Lenders have granted their approval; and

            (b) if approval has been granted, the minimum amount (and, if required, integral multiples) for any subsequent Utilisation in that currency.

11          Repayment

11.1 Each Borrower which has drawn a Loan shall repay that Loan on the last day of its Interest Period.

11.2 Subject to the other terms of this Agreement, any amounts repaid under clause 11.1 above may be re-borrowed.

11.3 If, pursuant to the terms of this Agreement, the Lenders are obliged to make a Rollover Loan, the maturing loan referred to in the definition of Rollover Loan shall be repaid and the Rollover Loan shall be made without any requirement for an actual exchange of payments (other than to the extent that the amount of the maturing loan is more than the Rollover Loan), but without prejudice to the relevant Borrower's obligation to pay interest on the maturing loan.

11.4 Notwithstanding the provisions of clause 7, each Bond Borrower shall ensure that each Bond is repaid in full on or before the Termination Date.

12          Prepayment and cancellation

12.1        Mandatory prepayment - illegality

12.1.1 A Lender must notify the Company and the Facilities Agent promptly if it becomes aware that:

            (a)   it will become; or

            (b)   it is,
            unlawful in any applicable jurisdiction for that Lender to perform any of its obligations under a Finance Document or to fund or maintain its share in any Utilisation.

12.1.2 If a Fronting Bank becomes aware of any unlawfulness that may affect its ability to issue a particular Bond, that Fronting Bank shall promptly notify the Company and the Facilities Agent of that event.

12.1.3      After notification under clause 12.1.1(b) above:

            (a) each Borrower must repay or prepay the share of that Lender in each Utilisation on the date specified in clause 12.1.4 below; and

            (b) the Tranche A Commitment, the Tranche B Commitment and the Tranche C Commitment of that Lender will be immediately cancelled.

12.1.4 The date for repayment or prepayment of a Lender's share in an outstanding Utilisation will be:

            (a)   the  last  day  of  the  current   Interest  Period  for  that
                  Utilisation; or

            (b) if earlier, the date specified by the Lender in the notification under clause 12.1.1(b) above and which must not be earlier than the last day of any applicable grace period allowed by law.

12.2        Mandatory prepayment - change of ownership

12.2.1      For the purposes of this clause:

            Arison Party means each and all of Marilyn B. Arison, Micky Meir Arison, Shari Arison, Michael Arison or their spouses, children or lineal descendants of Marilyn B. Arison, Micky Meir Arison, Shari Arison, Michael Arison or their spouses, any trust established for the benefit of any Arison family member mentioned herein, or any person directly or indirectly, controlling, controlled by or under common control with any Arison family member mentioned herein or any trust established for the benefit of any such Arison family member or any charitable trust or non-profit entity established by any of the aforesaid persons or trusts;

            a change of ownership occurs if any person or group of persons (other than any Arison Party or any two or more Arison Parties) gains ownership of the Company or Carnival plc provided that a change of ownership shall be deemed not to have occurred if:

            (a)   either:

                  (i) the Company directly or indirectly gains ownership of Carnival plc; or

                  (ii) Carnival plc directly or indirectly gains ownership of the Company; and

            (b) such consequential amendments are made to this Agreement (with the consent of the Company and the Facilities Agent which consent shall not be unreasonably withheld, delayed or conditioned) as are required to reflect the relevant change and to put the Parties in an equivalent position as regards the companies in the Carnival Corporation & plc Group as would have applied had the relevant change not occurred; and

            (c) the Facilities Agent receives a legal opinion from lawyers approved by it (acting reasonably) and in form and substance satisfactory to it (acting reasonably) confirming that (i) the monetary obligations under the Finance Documents of the Company will continue to be guaranteed by Carnival plc under the relevant Deed of Guarantee and/or (ii) the monetary obligations under the Finance Documents of Carnival plc will continue to be guaranteed by the Company under the relevant Deed of Guarantee, in each case, after the relevant change referred to in paragraph (a) above.

            ownership means the ownership of more than fifty per cent. (50%) of the voting share capital (or equivalent rights of ownership) of the Company or of Carnival plc.

12.2.2 The Company must promptly notify the Facilities Agent if it becomes aware of any change of ownership.

12.2.3 If a change of ownership occurs, the Facilities Agent and the Company shall enter into discussions to determine if there is a basis acceptable to the Lenders and the Company for continuing the Facilities. If such agreement is reached within 90 days of the change of ownership, the Parties will promptly implement the agreement. If such agreement is not reached within 90 days of the change of ownership the Facilities Agent must, by notice to the
            Company:

            (a) cancel the Total Tranche A Commitments, the Total Tranche B Commitments and the Total Tranche C Commitments; and/or, as the case may be

            (b) declare each outstanding Utilisation, together with accrued interest and all other amounts accrued under the Finance Documents, to be immediately due and payable.

            Any such notice will take effect in accordance with its terms.

12.3        Voluntary Prepayment

12.3.1 The Company may, by giving not less than three Business Days prior notice to the Facilities Agent, prepay (or ensure that a Borrower prepays) any Loan at any time in whole or in part.

12.3.2      A prepayment of part of a Loan must be:

            (a) in respect of Tranche A, in a minimum amount of $US5,000,000 (or its equivalent in any Optional Currency);

            (b)   in   respect   of   Tranche   B,  in  a   minimum   amount  of
                  (euro)5,000,000 (or its equivalent in any Optional Currency); and

            (c)   in   respect   of   Tranche   C,  in  a   minimum   amount  of
                  (pounds)2,500,000   (or  its   equivalent   in  any   Optional
                  Currency).

12.4        Automatic cancellation

            The Tranche A Commitment, the Tranche B Commitment and the Tranche C Commitment of each Lender will be automatically cancelled at the close of business on the last day of the Availability Period.

12.5        Voluntary cancellation

12.5.1 The Company may by notice to the Facilities Agent not later than 8:00 am on the date such cancellation is to take effect, cancel without penalty the whole or any part of the Available Tranche A Facility, the Available Tranche B Facility and/or the Available Tranche C Facility.

12.5.2      Partial cancellation of:

            (a) the Available Tranche A Facility must be in a minimum amount of $US10,000,000;

            (b) the Available Tranche B Facility must be in a minimum amount of (euro)10,000,000; and

            (c) the Available Tranche C Facility must be in a minimum amount of (pounds)10,000,000.

12.5.3 Any cancellation in part will be applied against the relevant Available Tranche A Facility, the Available Tranche B Facility and the Available Tranche C Facility, as the case may be, of each Lender pro rata.

12.6        Involuntary prepayment and cancellation

12.6.1 If an Obligor is, or will be, required to pay to a Lender a Tax Payment or an Increased Cost, or if any Lender notifies the Facilities Agent that its Additional Cost Rate is greater than zero the Company may, while the requirement continues or following the notification in relation to the Additional Cost Rate, give notice to the Facilities Agent of prepayment and/or cancellation in respect of that Lender.

12.6.2      After notification under clause 12.6.1 above:

            (a) each Borrower must repay or prepay that Lender's share in each Utilisation under each Tranche made to it on the date specified in clause 12.6.3 below; and/or, as the case may be

            (b) the Tranche A Commitment, the Tranche B Commitment and the Tranche C Commitment of that Lender will be immediately cancelled.

12.6.3 The date for repayment or prepayment of a Lender's share in an outstanding Utilisation will be the last day of the Interest Period for that Utilisation during which the Company has given notice under clause 12.6.1 above or, if earlier, the date specified by the Company in its notification.

12.7        Miscellaneous provisions

12.7.1 Any notice of prepayment and/or cancellation under this Agreement is irrevocable and must specify the relevant date(s) upon which the relevant cancellation is to take effect or prepayment is to be made and the amount of that cancellation or prepayment. The Facilities Agent must notify the Lenders promptly of receipt of any such notice.

12.7.2 All prepayments under this Agreement must be made with accrued interest on the amount prepaid. No premium or penalty is payable in respect of any prepayment except for Break Costs.

12.7.3 Any part of the Facilities which are prepaid may be reborrowed in accordance with the terms of this Agreement.

12.7.4 The Majority Lenders may agree a shorter notice period for a voluntary prepayment.

12.7.5 No prepayment or cancellation is allowed except in accordance with the express terms of this Agreement.

12.7.6 No amount of the Total Tranche A Commitments, Total Tranche B Commitments or Total Tranche C Commitments cancelled under this Agreement may subsequently be reinstated.

13          Interest

13.1        Calculation of interest

            The rate of interest on each Loan (other than a Swingline Loan) for each Interest Period is the percentage rate per annum equal to the aggregate of:

13.1.1      the applicable Margin;

13.1.2      LIBOR or, in relation to any Loan in euro, EURIBOR; and

13.1.3      Mandatory Cost, if any.

13.2        Payment of interest

            The Borrower to which a Loan has been made shall pay accrued interest on that Loan on the last day of each Interest Period and, if the Interest Period is longer than six months, on the dates falling at six monthly intervals after the first day of that Interest Period.

13.3        Interest on overdue amounts

13.3.1 If an Obligor fails to pay any amount payable by it under the Finance Documents, it must immediately on demand by the Facilities Agent pay interest on the overdue amount from its due date up to the date of actual payment, both before, on and after judgment.

13.3.2 Interest on an overdue amount is payable at a rate determined by the Facilities Agent to be one per cent. per annum above the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Facilities Agent (acting reasonably) of up to three months.

13.3.3 Notwithstanding clause 13.3.2 above, if the overdue amount consists of all or part of a Loan which became due and payable on a day which was not the last day of an Interest Period for that Loan, then:

            (a) the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period for that Loan; and

            (b) the rate of interest on the overdue amount for that first Interest Period will be one per cent. per annum above the rate which would have applied if the overdue amount had not become due.

            After the expiry of the first Interest Period for that overdue amount, the rate on the overdue amount will be calculated in accordance with clause 13.3.2 above.

13.3.4 Interest (if unpaid) on an overdue amount will be compounded with that overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

13.4        Notification of rates of interest

            The Facilities Agent shall promptly notify the Lenders and the relevant Borrower of the determination of a rate of interest under this Agreement.

13.5        Margin

13.5.1 At the Signing Date the Margin will be 0.175 per cent. per annum. Thereafter the Margin will, subject to clause 13.5.2, be set in accordance with the pricing grid below and clause 13.5.3 below to be the percentage rate per annum specified in Column 2 as set out opposite the Carnival Credit Rating at the relevant time by Moody's and S&P specified in Column 1 below.

            Column 1                                           Column 2
            Carnival Credit Rating                             Margin
                                                               % p.a.

            A+/A1 or higher                                    0.125

            A/A2                                               0.150

            A-/A3                                              0.175

            BBB+/Baa1                                          0.225

            BBB/Baa2 or lower                                  0.300

13.5.2 During any period in which there is no Carnival Credit Rating assigned by either Moody's or S&P, the Margin shall be 0.300 per cent. per annum.

13.5.3 If there is a different Carnival Credit Rating assigned by S&P and Moody's, the applicable Margin shall be determined by averaging the Margins for S&P and Moody's as determined in accordance with the pricing grid in clause 13.5.1 above.

13.5.4 For the purposes of this Agreement, any reduction or increase in the Margin shall be determined on, and shall take effect from, the Business Day immediately following publication of the relevant change to the Carnival Credit Rating.

13.5.5 Promptly after becoming aware of the same, the Company shall inform the Facilities Agent in writing if either (i) there is any change in the Carnival Credit Rating with either Moody's or S&P which will cause a change to the Margin or (ii) if any of the circumstances contemplated by clauses 13.5.2 or 13.5.3 above arise.

13.5.6 For the purposes of this clause 13.5, "Carnival Credit Rating" means, in respect of Moody's or S&P:

            (a) the long term senior unsecured debt rating of the Company published by Moody's or, as the case may be, S&P; or

            (b) if Moody's or S&P (as the case may be) does not publish a long term senior unsecured debt rating as provided in paragraph (a) above, the long term senior unsecured debt rating of Carnival plc published by Moody's or, as the case may be, S&P.

13.6        Maximum Interest Rate

13.6.1 Where any interest rate payable by a Borrower incorporated in Italy determined in accordance with this Agreement, including default interest rate, exceeds in any period of three calendar months the interest rate determined pursuant to paragraph 4 of article 2 of the Italian Act (Legge) 7 March 1996 No. 108 for transactions of the type contemplated hereunder, such interest rate will be deemed to be equal to and shall not exceed the maximum interest rate during such period determined in accordance with the above-mentioned provisions of Italian law.

14          Interest Periods

14.1        Selection of Interest Periods

14.1.1 A Borrower (or the Company or Carnival plc on behalf of a Borrower) may select an Interest Period for a Loan in the Loan Utilisation Request for that Loan.

14.1.2 Subject to this clause 14, a Borrower (or the Company or Carnival plc on behalf of a Borrower) may select an Interest Period of one, two, three or six months or any other period agreed between the Company and the Facilities Agent (acting on the instructions of all the Lenders).

14.1.3      An  Interest   Period  for  a  Loan  shall  not  extend  beyond  the
            Termination Date.

14.1.4 Each Interest Period for a Loan shall start on the Utilisation Date in respect of that Loan.

14.1.5      A Loan has one Interest Period only.

14.2        Non-Business Days

            If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

15          Changes to the calculation of interest

15.1        Absence of quotations

            Subject to clause 15.2 (Market disruption), if LIBOR or, if applicable, EURIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR or EURIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

15.2        Market disruption

15.2.1 In this Agreement each of the following events is a Market Disruption Event:

            (a) at or about noon on the Quotation Day for the relevant Interest Period the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Facilities Agent to determine LIBOR or, if applicable, EURIBOR for the relevant currency and Interest Period; or

            (b) in respect of a Loan denominated in US Dollars, euro or Sterling, before close of business in London on the Quotation Day for the relevant Interest Period, the Facilities Agent receives notifications from a Lender or Lenders (whose participations in that Loan exceed 66.666 per cent. of that
                  Loan) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of LIBOR or, if applicable, EURIBOR; or

            (c) in respect of a Loan denominated in any currency other than US Dollars, euro or Sterling, before close of business in London on the Quotation Day for the relevant Interest Period, the Facilities Agent receives notifications from a Lender or Lenders (whose participations in that Loan exceed 33.333 per cent. of that Loan) that the cost to it of obtaining matching deposits in the Relevant Interbank Market would be in excess of LIBOR.

15.2.2 The Facilities Agent must promptly notify the Company and the Lenders of a Market Disruption Event.

15.2.3 After notification under clause 15.2.2 above, the rate of interest on each Lender's share in the affected Loan for the Interest Period shall be the rate per annum which is the aggregate of:

            (a)   the applicable Margin;

            (b) in the case of a Lender which has notified the Facilities Agent that its cost of funds is in excess of LIBOR or, if applicable, EURIBOR, in accordance with clauses 15.2.1(b) or
                  (c) above or where the circumstances set out in clause 15.2.1(a) above apply, the rate notified to the

                  Facilities Agent by that Lender as soon as practicable, and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its share in that Loan from whatever source it may reasonably select; and

            (c) the Mandatory Cost, if any, applicable to that Lender's share in the Loan.

15.3        Alternative basis of interest or funding

15.3.1 If a Market Disruption Event occurs and the Facilities Agent or the Company so requires, the Facilities Agent and the Company must enter into negotiations for a period of not more than thirty days with a view to agreeing an alternative basis for determining the rate of interest and/or funding for the affected Loan and any future Loan.

15.3.2 Any alternative basis agreed pursuant to clause 15.3.1 above shall, with the prior consent of all the Lenders and the Company, be binding on all the Parties.

15.4        Break Costs

15.4.1 Each Borrower shall, within three Business Days of demand, pay to the Facilities Agent for the account of each Lender such Lender's Break Costs attributable to all or any part of a Loan (other than a Swingline Loan) or Unpaid Sum being paid by that Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.

15.4.2 Each Lender must supply to the Facilities Agent (who shall immediately deliver them to the Company and the relevant Borrower) details of the amount of any Break Costs claimed by it under this clause 15.4.

16          Fees

16.1        Commitment fee

16.1.1 The Company shall pay to the Facilities Agent (for the account of each Lender) a commitment fee in the Base Currency of the relevant Tranche computed at the rate of 30 per cent. of the applicable Margin per annum on the daily undrawn, uncancelled amount of each Lender's Commitment.

16.1.2 The accrued commitment fee is payable quarterly in arrear during the Availability Period and on the last day of the Availability Period and, if the Total Tranche A Commitments, the Total Tranche B Commitments and the Total Tranche C Commitments are cancelled in full, at the time such cancellation is effective.

16.2        Arrangement fee

            The Company shall pay to the Arrangers (for the account of each Arranger) an arrangement fee in the amount and at the times agreed in a Fee Letter between the Arrangers and the Company.

16.3        Agency fee

            The Company shall pay to the Facilities Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter between the Facilities Agent and the Company.

16.4        Utilisation fee

16.4.1 The Company shall pay to the Facilities Agent (for the account of each Lender) a utilisation fee computed at the rate of:

            (a) for each day on which the aggregate amount of the Utilisations (where each Utilisation is converted into US Dollars at the Facilities Agent's Spot Rate of Exchange on that day) equals or is less than 50 per cent. of the Total Commitments, zero cent. per annum; and

            (b) for each day on which the aggregate amount of the Utilisations (where each Utilisation is converted into US Dollars at the Facilities Agent's Spot Rate of Exchange on that day) exceeds 50 per cent. of the Total Commitments, 0.05 per cent. per annum.

16.4.2 Utilisation fee is payable in US Dollars on the amount of each Lender's share in the Utilisations.

16.4.3 Accrued utilisation fee is payable quarterly in arrear during the Availability Period and on the last day of the Availability Period and, for a Lender, on the date on which it ceases to be a Lender under this Agreement.

16.5        Fronting fee and Bonding fee

16.5.1 The Bond Borrower shall pay to the relevant Fronting Bank a fronting fee in respect of each Bond issued at its request in the amount and at the times agreed in a Fee Letter between that Fronting Bank and the Company.

16.5.2 Each Bond Borrower shall pay to the Facilities Agent (for the account of each Lender) for each Bond requested by it a bonding fee in US Dollars computed at the applicable Margin on the daily outstanding amount of that Bond for the period from the issue of that Bond until its Expiry Date or, following a claim under such Bond, the date of reimbursement of the full amount of such claim to the relevant Fronting Bank whether pursuant to clause 7.1.2, 7.3.1 or otherwise or, where the Lenders have made any payment to the relevant Fronting Bank under clause 7.3, the date on which each such Lender is reimbursed in full by an Obligor pursuant to clause 7.3.4 or otherwise (the "Reimbursement Date"). This fee shall be distributed according to each Lender's Bond Proportion of that Bond.

16.5.3 The accrued bonding fee on a Bond shall be payable quarterly in arrear starting on the date of issue of that Bond and on the Expiry Date or, following a claim under the relevant Bond, the Reimbursement Date in respect of that Bond.

16.5.4      If a Bond Borrower cash covers any part of a Bond then:


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

            (a) the fronting fee payable to the relevant Fronting Bank and the bonding fee payable for the account of each Lender shall continue to be payable in accordance with clause 16.5.2; and

            (b) the Bond Borrower will be entitled to withdraw the interest accrued on the cash cover to pay those fees.

16.6        Timing of payments

            Notwithstanding any provision to the contrary in any Finance Document, all payments to be made by an Obligor in respect of any fees referred to in clauses 16.1, 16.4 and 16.5 are due within three Business Days of written demand by the Facilities Agent (in respect of payments under clauses 16.1, 16.4 or 16.5.2) or the relevant Fronting Bank (in respect of payments under clause 16.5.1) in each case served no earlier than the times agreed for payment, and attaching a statement of detailed calculations.

17          Taxes

17.1        Application of clauses

17.1.1 Clauses 17.2 to 17.7 shall only apply in respect of payments by the following Obligors:

            (a)   Carnival plc; and

            (b)   any Additional Borrower resident in the United Kingdom.

17.1.2 Clauses 17.8 to 17.9 shall only apply in respect of payments by the following Obligors:

            (a)   the Company;

            (b)   CC U.S. Ventures, Inc.;

            (c)   Princess Cruise & Tours, Inc.;

            (d)   Holland America Line Inc.;

            (e) any Additional Borrower incorporated in a state within, and operating in, the U.S.; and

            (f) other members of the Carnival Corporation & plc Group who become an Additional Borrower as may be requested by the Company to be covered under this clause 17.1.2, subject to the consent of the Facilities Agent (such consent not to be unreasonably withheld, delayed or conditioned).

17.1.3 Clauses 17.10 to 17.15 shall only apply in respect of payments by the following Obligors:

            (a)   Costa Crociere S.p.A.; and

            (b)   any Additional Borrower resident in Italy.


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

17.1.4 Clauses 17.16 to 17.21 shall apply in respect of payments by any Obligor that does not fall within any of clauses 17.1.1, 17.1.2 or 17.1.3.

17.2        General

            In clauses 17.2 to 17.7:

            Qualifying Lender means a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under this Agreement and is:

            (a)   a U.K. Lender; or

            (b)   a Treaty Lender.

            Tax Credit means a credit against any Tax or any relief or remission for Tax (or its repayment).

            Taxes Act means the Income and Corporation Taxes Act 1988.

            Treaty Lender means a Lender which:

            (a) is resident (as defined in the appropriate double taxation agreement) in a country with which the U.K. has a double taxation agreement giving residents of that country full exemption from U.K. taxation on interest;

            (b) does not carry on a business in the U.K. through a permanent establishment with which the payment is effectively connected; and

            (c) is entitled to receive interest without withholding or, if withheld, is entitled to reclaim that withholding in full, under the terms of the appropriate double taxation agreement.

            U.K. Lender means a Lender which is:

            (a) within the charge to U.K. corporation tax in respect of, and beneficially entitled to, a payment of interest on a loan made by a person that was a bank for the purposes of section 349 of the Taxes Act (as currently defined in section 840A of the Taxes Act) at the time that loan was made; or

            (b)   a U.K. Non-Bank Lender.

            U.K. Non-Bank Lender means:

            (a)   a company resident in the U.K. for U.K. tax purposes;

            (b) a partnership, each member of which is a company resident in the U.K. for U.K. tax purposes or a company not resident in the U.K. for U.K. tax purposes but which carries on a trade in the U.K. through a permanent establishment and brings into account in computing its chargeable profits (for the purpose of section 11(2) of the Taxes Act) the whole of any share of interest payable to it under this Agreement which falls to it by reason of sections 114 and 115 of the Taxes Act; or

            (c) a company not resident in the U.K. for U.K. tax purposes which carries on a trade in the U.K. through a permanent establishment and brings into account interest payable to it under this Agreement in computing its chargeable profits for the purpose of section 11(2) of the Taxes Act, which, in each case, is beneficially entitled to interest payable to it under this Agreement and which has provided to the Company and not retracted confirmation of one of the above in accordance with this Agreement.

17.3        Tax gross-up

            (a) Each Obligor must make all payments to be made by it under the Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law.

            (b)   If:

                  (i)   a Lender is not, or ceases to be, a  Qualifying  Lender;
                        or

                  (ii) an Obligor or a Lender is aware that an Obligor must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction),

                  it must promptly notify the Facilities Agent. The Facilities Agent must then promptly notify the affected Parties.

            (c) Except as provided below, if a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from the Obligor will be increased to an amount which (after making the Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

            (d) Except as provided below, an Obligor is not required to make an increased payment under paragraph (c) above for a Tax
                  Deduction in respect of the tax imposed by the U.K. to a Lender that is not, or has ceased to be, a Qualifying Lender in excess of the increase that the Obligor would have had to pay under paragraph (c) above had the Lender been, or not ceased to be, a Qualifying Lender, except that where an amount (the "Claim") is demanded under the guarantee given by
                  Carnival plc in respect of a default by one of its Subsidiaries (the "Paying Party"), Carnival plc shall not be entitled to the benefit of this paragraph (d) if, but only to the extent that, the amount paid by Carnival plc in respect of the Claim would be thereby reduced to an amount less than the amount which the Lender was entitled to receive from the Paying Party in respect of the Claim.

            (e) Paragraph (d) above will not apply if the Lender has ceased to be a Qualifying Lender by reason of any change after the date it became a Lender under this Agreement in (or in the


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

                  interpretation,  administration, or application of) any law or
                  double  taxation   agreement  or  any  published  practice  or
                  concession of any relevant taxing authority.

            (f) An Obligor is not required to make an increased payment to a Lender under paragraph (c) above for a Tax Deduction in respect of the tax imposed by the U.K. if that Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate that the Tax Deduction would not have been required if the Lender had complied with its obligations under paragraph (i) below.

            (g) If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and must make any payment required in connection with that Tax Deduction within the time allowed by law.

            (h) Within 30 days of making either a Tax Deduction or a payment required in connection with a Tax Deduction, the Obligor making that Tax Deduction or payment must deliver to the Facilities Agent for the relevant Finance Party evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) the appropriate payment has been paid to the relevant taxing authority.

            (i) A Treaty Lender must co-operate with each Obligor by using its commercially reasonable endeavours to complete any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

            (j) If a Lender is expressed to be a U.K. Non-Bank Lender when it becomes a party to this Agreement as a Lender, it will be deemed to have confirmed its status for the purpose of the definition of U.K. Non-Bank Lender. A U.K. Non-Bank Lender must promptly notify the Company and the Facilities Agent of any change to its status that may affect any confirmation made by it.

            (k) In the event that an Obligor changes its country of residence and a Tax Deduction is imposed by the new country of residence, that Obligor shall pay such additional amounts to ensure that the amounts received by the Facilities Agent and each Lender are no less than the amounts the Facilities Agent and each Lender would have received but for such change of country of residence by that Obligor provided always that the Obligor shall not be obliged to pay such additional amounts to the extent that such additional amounts would not have been payable under this paragraph had each Lender remained a Qualifying Lender.

17.4        Tax indemnity

            (a) Except as provided below, the Company must indemnify a Finance Party against any loss or liability which that Finance Party acting reasonably determines will be or has been suffered (directly or indirectly) by that Finance Party for or on account of Tax in relation to a payment received or receivable (or any payment deemed to be received or receivable) under a Finance Document.


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

            (b) Paragraph (a) above does not apply to any Tax assessed on a Finance Party under the laws of the jurisdiction in which:

                  (i) that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

                  (ii) that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

                  if that Tax is imposed on or calculated by reference to the net income received or receivable by that Finance Party. However, any payment deemed to be received or receivable, including any amount treated as income but not actually received by the Finance Party, such as a Tax Deduction, will not be treated as net income received or receivable for this purpose.

            (c) Paragraph (a) above does not apply to the extent a loss, liability or cost:

                  (i)   is compensated for by any increased payment under clause
                        17.3 (Tax gross-up); or

                  (ii) would have been compensated for by an increased payment under clause 17.3 (Tax gross-up) but was not so compensated solely because one of the exclusions in clause 17.3(d) and (f) and the proviso to clause 17.3(k) applied.

            (d) A Finance Party making, or intending to make, a claim under paragraph (a) above must promptly notify the Company of the event which will give, or has given, rise to the claim.

17.5        Tax Credit

            (a) Where any payment has been made subject to a Tax Deduction, a Finance Party agrees to use its commercially reasonable endeavours to complete any procedural formalities necessary for the relevant Finance Party to obtain any Tax Credit available as a result of the payment being made subject to a Tax Deduction.

            (b) If an Obligor makes a Tax Payment and the relevant Finance Party in its absolute discretion determines that:

                  (i) a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

                  (ii) it has used and retained that Tax Credit (on a consolidated basis if relevant to the determination of its allowable credit for foreign taxes paid or accrued),

                  the Finance Party must pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been if the Tax Payment had not been required to be made by the Obligor.


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

17.6        Stamp taxes

            The Company must pay and indemnify each Finance Party against any stamp duty, registration or other similar Tax payable in connection with the entry into, performance or enforcement of any Finance Document, except for any such Tax payable in connection with the entry into a Transfer Certificate.

17.7        Value added taxes

            (a) Any amount (including costs and expenses) payable under a Finance Document by an Obligor is exclusive of any value added tax or any other Tax of a similar nature which might be chargeable in connection with that amount. If any such Tax is chargeable, the Obligor must pay to the Finance Party (in addition to and at the same time as paying that amount) an amount equal to the amount of that Tax (and such Finance Party shall as soon as reasonably practicable provide an appropriate value added tax invoice to the Obligor).

            (b) The obligation of any Obligor under paragraph (a) above will be reduced to the extent that the Finance Party determines (acting reasonably) that it is entitled to repayment or a credit in respect of the relevant Tax.

17.8        General

            In clause 17.8 to 17.9:

            Excluded Taxes means, with respect to the Facilities Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of an Obligor under the Finance Documents:

            (a) income, franchise or other similar taxes imposed on, based on or measured by or with respect to its net income by the United States of America, or income, franchise or other similar taxes imposed on, based on or measured by or with respect to its net income, net worth or capital employed, or gross basis business and/or occupational taxes by the jurisdiction under the laws of which such recipient is organized or in which it is resident or, in the case of any Lender, in which its applicable lending office is located;

            (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in paragraph (a) above;

            (c) in the case of a Lender (other than an assignee pursuant to a request by an Obligor under clause 17.9(g)), any withholding tax that:

                  (i) is attributable to such Lender's failure to comply with clause 17.9(e); or

                  (ii) in the case of a Foreign Lender, is imposed by the United States of America and is in effect and would apply to amounts payable to such Foreign Lender, at the time such Foreign Lender becomes a party to this Agreement (including by assignment) or designates a new lending office, except to the extent that (x) where the Foreign Lender is an assignee, the assignor was entitled to receive additional amounts with respect to any withholding tax pursuant to clause 17.9, (y) where the Foreign Lender has designated a new lending office, the Foreign Lender was entitled to receive additional amounts with respect to any withholding tax pursuant to clause 17.9 or (z) such withholding tax shall have resulted from the making of any payment to a location other than the office designated by the Facilities Agent or such Foreign Lender for the receipt of payments of the applicable type; and

            (d) any tax imposed by a jurisdiction to the extent such tax is attributable to a connection between such jurisdiction and the Facilities Agent, such Lender or such other recipient, as the case may be, other than a connection arising from the transactions contemplated by this Agreement.

            Foreign Lender means, with respect to an Obligor, any Lender that is organized under the laws of a jurisdiction other than that in which that Obligor is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

            Governmental Authority means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            Indemnified Taxes means Taxes other than Excluded Taxes.

            Other Taxes means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under the Finance Documents or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement other than (1) Excluded Taxes and (2) any Taxes required to be paid solely as a result of the execution or delivery of an instrument effecting an assignment, designation or participation contemplated in clause 28 (excluding any designation or assignment initiated pursuant to clause 17.9(g)).

17.9        Taxes

            (a) Any and all payments by or on account of any obligation of an Obligor under the Finance Documents shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if an Obligor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this clause 17.9) the Facilities Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) that Obligor shall make such deductions and (iii) that Obligor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, an Obligor shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) Each Obligor shall indemnify the Facilities Agent and each Lender, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Facilities Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of that Obligor under the Finance Documents (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this clause 17.9) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (except to the extent such penalties, interest or expenses result from the gross negligence or wilful misconduct of the Facilities Agent or the applicable Lender), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender, or by the Facilities Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error, provided that such certificate shall include a description in reasonable detail of the Indemnified Tax or Other Tax for which the indemnity is being demanded and the calculation in reasonable detail of the amount of such indemnity. The Facilities Agent and each Lender agrees to use its commercially reasonable endeavours to complete any procedural formalities necessary for the Facilities Agent and the Lender to obtain a credit against any Indemnified Tax or Other Tax or any relief or remission for an Indemnified Tax or Other Tax (or its repayment). Notwithstanding any contrary provision under the Finance Documents, the Facilities Agent or the Lender, as the case may be, shall have no obligation to contest the imposition or assertion of any Indemnified Tax or Other Tax.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by an Obligor to a Governmental Authority, the Obligor shall deliver to the Facilities Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment (if such a receipt is reasonably obtainable from such Governmental Authority), a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Facilities Agent.

            (e) The Facilities Agent will deliver to the Company, and each Lender will deliver to the Facilities Agent and the Company, on or before the first Utilisation Date (or, in the case of a Lender that becomes a Lender after the first Utilisation Date, on or before such later date on which such Lender becomes a Lender) such properly completed and executed Internal Revenue Service form (Form W-8BEN, W-8ECI, W-8EXP, W-8IMY, or W-9, as applicable) as will demonstrate, in accordance with applicable regulations, that payments of interest by an Obligor to the Facilities Agent for the account of such Lender pursuant to this Agreement will be exempt from (or entitled to a reduction in the rate of) United States federal withholding taxes. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Obligor is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Company (with a copy to the Facilities Agent), at the time or times prescribed by applicable law, such other properly completed and executed documentation prescribed by applicable law or reasonably requested by the Company (including any replacement or successor form) as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received prior written notice from the Company advising it of the availability of such exemption or reduction and containing all applicable documentation.

            (f) If the Facilities Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by an Obligor or with respect to which an Obligor has paid additional amounts pursuant to this clause 17.9, it shall pay over such refund to that Obligor (but only to the extent of indemnity payments made, or additional amounts paid, by the Obligor under this clause 17.9 with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Facilities Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Obligor, upon the request of the Facilities Agent or such Lender, agrees to repay the amount paid over to the Obligor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Facilities Agent or such Lender to the extent that the Facilities Agent or such Lender is required to repay such refund to such Governmental Authority. This clause 17.9 shall not be construed to require the Facilities Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Obligor or any other person.

            (g) If an Obligor is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to this clause 17.9, then the Obligor may, at its sole expense and effort, upon notice to such Lender and the Facilities Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in clause 28), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Obligor shall have received the prior written consent of the Facilities Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its share in the Utilisations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Obligor (in the case of all other amounts) and (iii) in the case of any such assignment resulting from payments required to be made pursuant to this clause 17.9, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Obligor to require such assignment and delegation cease to apply.


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

17.10       General

            In clauses 17.10 to 17.15:

            Italian Lender means a Lender which is resident in Italy or acting through a Facility Office in Italy and in either case is entitled to receive interest without withholding of tax from the relevant Obligor under the domestic law of Italy.

            Qualifying Lender means a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under this Agreement and is:

            (a)   an Italian Lender; or

            (b)   a Treaty Lender.

            Tax Credit means a credit against any Tax or any relief or remission for Tax (or its repayment).

            Treaty Lender means a Lender which:

            (a) is resident (as defined in the appropriate double taxation agreement) in a country with which Italy has a double taxation agreement giving residents of that country full exemption from taxation on interest imposed by Italy;

            (b) does not carry on a business in Italy through a permanent establishment, branch or agency with which the payment is effectively connected;

            (c) is entitled to receive interest without withholding or, if withheld, is entitled to reclaim that withholding in full, under the terms of the appropriate double taxation agreement; and

            (d) has agreed with the Company any procedural formalities necessary for each Obligor to make all payments to be made by that Obligor to such Lender under the Finance Documents without any Tax Deduction.

17.11       Tax gross-up

            (a) Each Obligor must make all payments to be made by it under the Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law.

            (b)   If:

                  (i)   a Lender is not, or ceases to be, a  Qualifying  Lender;
                        or

                  (ii) an Obligor or a Lender is aware that an Obligor must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction),

                  it must promptly notify the Facilities Agent. The Facilities Agent must then promptly notify the affected Parties.


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

            (c) Except as provided below, if a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from the Obligor will be increased to an amount which (after making the Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

            (d) Except as provided below, an Obligor is not required to make an increased payment under paragraph (c) above for a Tax Deduction in respect of the tax imposed by Italy to a Lender that is not, or has ceased to be, a Qualifying Lender in excess of the increase that the Obligor would have had to pay under paragraph (c) above had the Lender been, or not ceased to be, a Qualifying Lender.

            (e) Paragraph (d) above will not apply if the Lender has ceased to be a Qualifying Lender by reason of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or double taxation agreement or any published practice or concession of any relevant taxing authority.

            (f) If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and must make any payment required in connection with that Tax Deduction within the time allowed by law.

            (g) Within 30 days of making either a Tax Deduction or a payment required in connection with a Tax Deduction, the Obligor must deliver to the Facilities Agent for the relevant Finance Party evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) the appropriate payment has been paid to the relevant taxing authority.

            (h) In the event that an Obligor changes its country of residence and a Tax Deduction is imposed by the new country of residence, that Obligor shall pay such additional amounts to ensure that the amounts received by the Facilities Agent and each Lender are no less than the amounts the Facilities Agent and each Lender would have received but for such change of country of residence by that Obligor provided always that the Obligor shall not be obliged to pay such additional amounts to the extent that such additional amounts would not have been payable under this paragraph had each Lender remained a Qualifying Lender.

17.12       Tax indemnity

            (a) Except as provided below, the Company must indemnify a Finance Party against any loss or liability which that Finance Party acting reasonably determines will be or has been suffered (directly or indirectly) by that Finance Party for or on account of Tax in relation to a payment received or receivable (or any payment deemed to be received or receivable) under a Finance Document.

            (b) Paragraph (a) above does not apply to any Tax assessed on a Finance Party under the laws of the jurisdiction in which:


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

                  (i) that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

                  (ii) that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

                  if that Tax is imposed on or calculated by reference to the net income received or receivable by that Finance Party. However, any payment deemed to be received or receivable, including any amount treated as income but not actually received by the Finance Party, such as a Tax Deduction, will not be treated as net income received or receivable for this purpose.

            (c) Paragraph (a) above does not apply to the extent a loss, liability or cost:

                  (i)   is compensated for by any increased payment under clause
                        17.11 (Tax gross-up); or

                  (ii) would have been compensated for by an increased payment under clause 17.11 (Tax gross-up) but was not so compensated solely because the exclusion in clause 17.11
                        (d) or the proviso to clause 17.11(h) applied.

            (d) A Finance Party making, or intending to make, a claim under paragraph (a) above must promptly notify the Company of the event which will give, or has given, rise to the claim.

17.13       Tax Credit

            (a) Where any payment has been made subject to a Tax Deduction, a Finance Party agrees to use its commercially reasonable endeavours to complete any procedural formalities necessary for the relevant Finance Party to obtain any Tax Credit available as a result of the payment being made subject to a Tax Deduction.

            (b) If an Obligor makes a Tax Payment and the relevant Finance Party in its absolute discretion determines that:

                  (i) a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

                  (ii) it has used and retained that Tax Credit (on a consolidated basis if relevant to the determination of its allowable credit for foreign taxes paid or accrued),

                  the Finance Party must pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been if the Tax Payment had not been required to be made by the Obligor.

17.14       Stamp taxes

            The Company must pay and indemnify each Finance Party against any stamp duty, registration or other similar Tax payable in connection with the entry into, performance or enforcement of any


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

            Finance Document, except for any such Tax payable in connection with the entry into a Transfer Certificate.

17.15       Value added taxes

            (a) Any amount (including costs and expenses) payable under a Finance Document by an Obligor is exclusive of any value added tax or any other Tax of a similar nature which might be chargeable in connection with that amount. If any such Tax is chargeable, the Obligor must pay to the Finance Party (in addition to and at the same time as paying that amount) an amount equal to the amount of that Tax (and such Finance Party shall as soon as reasonably practicable provide an appropriate value added tax invoice to the Obligor).

            (b) The obligation of any Obligor under paragraph (a) above will be reduced to the extent that the Finance Party determines (acting reasonably) that it is entitled to repayment or a credit in respect of the relevant Tax.

17.16       General

            In clauses 17.16 to 17.21:

            Tax Credit means a credit against any Tax or any relief or remission for Tax (or its repayment).

17.17       Tax gross-up

            (a) Each Obligor must make all payments to be made by it under the Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law.

            (b) If an Obligor or a Lender is aware that an Obligor must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction), it must promptly notify the Facilities Agent. The Facilities Agent must then promptly notify the affected Parties.

            (c) Except as provided below, if a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from the Obligor will be increased to an amount which (after making the Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

            (d) If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and must make any payment required in connection with that Tax Deduction within the time allowed by law.

            (e) Within 30 days of making either a Tax Deduction or a payment required in connection with a Tax Deduction, the Obligor must deliver to the Facilities Agent for the relevant Finance Party evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) the appropriate payment has been paid to the relevant taxing authority.


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

            (f) Where possible, each Finance Party shall, in consultation with the Company, take all reasonable steps to reduce the risk of a Tax Deduction being required by law or reduce the amount of such Tax Deduction, including, without limitation, transferring its rights and obligations under the Finance Documents to an Affiliate, changing its Facility Office or co-operating with each Obligor by using its commercially reasonable endeavours to complete any procedural formalities necessary for that Obligor to obtain authorisation to make payments without a Tax Deduction.

17.18       Tax indemnity

            (a) Except as provided below, the Company must indemnify a Finance Party against any loss or liability which that Finance Party acting reasonably determines will be or has been suffered (directly or indirectly) by that Finance Party for or on account of Tax in relation to a payment received or receivable (or any payment deemed to be received or receivable) under a Finance Document.

            (b) Paragraph (a) above does not apply to any Tax assessed on a Finance Party under the laws of the jurisdiction in which:

                  (i) that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

                  (ii) that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

                  if that Tax is imposed on or calculated by reference to the net income received or receivable by that Finance Party. However, any payment deemed to be received or receivable, including any amount treated as income but not actually received by the Finance Party, such as a Tax Deduction, will not be treated as net income received or receivable for this purpose.

            (c) Paragraph (a) above does not apply to the extent a loss, liability or cost is compensated for by any increased payment under clause 17.17 (Tax gross-up).

            (d) A Finance Party making, or intending to make, a claim under paragraph (a) above must promptly notify the Company of the event which will give, or has given, rise to the claim.

17.19       Tax Credit

            (a) Where any payment has been made subject to a Tax Deduction, a Finance Party agrees to use its commercially reasonable endeavours to complete any procedural formalities necessary for the relevant Finance Party to obtain any Tax Credit available as a result of the payment being made subject to a Tax Deduction.

            (b) If an Obligor makes a Tax Payment and the relevant Finance Party in its absolute discretion determines that:


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

                  (i) a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

                  (ii) it has used and retained that Tax Credit (on a consolidated basis if relevant to the determination of its allowable credit for foreign taxes paid or accrued),

                  the Finance Party must pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been if the Tax Payment had not been required to be made by the Obligor.

17.20       Stamp taxes

            The Company must pay and indemnify each Finance Party against any stamp duty, registration or other similar Tax payable in connection with the entry into, performance or enforcement of any Finance Document, except for any such Tax payable in connection with the entry into a Transfer Certificate.

17.21       Value added taxes

            (a) Any amount (including costs and expenses) payable under a Finance Document by an Obligor is exclusive of any value added tax or any other Tax of a similar nature which might be chargeable in connection with that amount. If any such Tax is chargeable, the Obligor must pay to the Finance Party (in addition to and at the same time as paying that amount) an amount equal to the amount of that Tax (and such Finance Party shall as soon as reasonably practicable provide an appropriate value added tax invoice to the Obligor).

            (b) The obligation of any Obligor under paragraph (a) above will be reduced to the extent that the Finance Party determines (acting reasonably) that it is entitled to repayment or a credit in respect of the relevant Tax.

18          Increased Costs

18.1        Increased Costs

            Subject to the exceptions set out below, the Company shall, within three Business Days of demand by the Facilities Agent, pay for the account of a Finance Party the amount of any Increased Cost incurred by that Finance Party or any of its Affiliates as a result of:

            (a)   the   introduction   of  or   any   change   in   (or  in  the
                  interpretation, administration or application of) any law or regulation made after the Signing Date; or

            (b) compliance with any law or regulation introduced after the Signing Date.


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

18.2        Claims

18.2.1 A Finance Party intending to make a claim for Increased Costs shall notify the Facilities Agent of the event giving rise to the claim, following which the Facilities Agent shall promptly notify the Company. Any such claim must be made on the Company within 6 months from the date on which the Finance Party becomes aware of such claim.

18.2.2 Each Finance Party shall, as soon as practicable after a demand by the Facilities Agent, provide a certificate confirming the amount of its Increased Costs.

18.3        Exceptions

            These provisions do not apply to the extent any Increased Cost is:

            (a) attributable to a Tax Deduction required by law to be made by an Obligor;

            (b) compensated for under another clause in this Agreement or would have been but for an exception in such clause;

            (c)   compensated for by the payment of the Mandatory Cost;

            (d) attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation;

            (e) a tax on the overall net income or gains of a Finance Party or any of its Affiliates; or

            (f) attributable to the implementation or application of or compliance with the "International Convergence of Capital Measurement and Capital Standards, a Revised Framework" published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the Signing Date ("Basel II") or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates).

19          Other indemnities

19.1        Currency indemnity

            The Company shall as an independent obligation, within three Business Days of demand, indemnify each Finance Party against any loss or liability which that Finance Party incurs as a consequence of:

            (a) that Finance Party receiving an amount in respect of an Obligor's liability under the Finance Documents; or

            (b) that liability being converted into a claim, proof, judgment or order,

            in a currency other than the currency in which the amount is expressed to be payable under the relevant Finance Document.


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19.1.2      Unless  otherwise  required by law, each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency other than that in which it is expressed to be payable.

19.2        Other indemnities

            The Company shall, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability (excluding loss of profit and amounts in respect of Margin) which that Finance Party incurs as a consequence of:

            (a)   the occurrence of any Event of Default;

            (b) a failure by an Obligor to pay any amount due under a Finance Document on its due date, including any resulting from any distribution or redistribution of any amount among the Lenders under this Agreement;

            (c) a Utilisation not being made after a Utilisation Request has been delivered for that Utilisation by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of negligence or default by that Finance Party alone); or

            (d) a Utilisation (or part of a Utilisation) not being prepaid in accordance with a notice of prepayment.

            The Company's liability in each case includes any loss or expense on account of funds borrowed, contracted for or utilised to fund any amount payable under any Finance Document, any amount repaid or prepaid or any Utilisation.

19.3        Indemnity to the Facilities Agent

            The Company shall, within three Business Days of demand, indemnify the Facilities Agent against any loss or liability incurred by the Facilities Agent (acting reasonably) as a result of:

            (a) investigating any event which it reasonably believes to be a Default provided that prior to any such investigation being commenced the Facilities Agent has consulted the Company concerning such event if the Facilities Agent, acting in good faith, considers that it can do so without prejudicing the position of the Finance Parties; or

            (b) acting or relying on any notice which the Facilities Agent reasonably believes to be genuine, correct and appropriately authorised.

20          Mitigation by the Finance Parties

20.1 Each Finance Party must, in consultation with the Company, take all reasonable steps to mitigate any circumstances which arise and which result or would result in:

            (a) any Tax Payment or Increased Costs being payable to that Finance Party;


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

            (b) that Finance Party being able to exercise any right of prepayment and/or cancellation under this Agreement by reason of any illegality; or

            (c) that Finance Party incurring any cost of complying with the minimum reserve requirements of the European Central Bank,

            including transferring its rights and obligations under the Finance Documents to an Affiliate or changing its Facility Office.

20.2 Clause 20.1 above does not in any way limit the obligations of any Obligor under the Finance Documents.

20.3 The Company must indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party which are directly referable to the Facility as a result of any step taken by it under this clause 20.

20.4 A Finance Party is not obliged to take any step under this clause 20 if, in the opinion of that Finance Party (acting reasonably), to do so could reasonably be expected to be prejudicial to it.

21          Costs and expenses

21.1        Initial costs

            Subject to clause 21.4, the Company shall, within three Business Days of demand, pay to the Facilities Agent and the Arrangers the amount of all reasonable costs and expenses (including legal fees) reasonably incurred by them in connection with the negotiation, preparation, printing, execution and syndication of the Finance Documents.

21.2        Subsequent costs

21.2.1 Subject to clause 21.4, the Company must promptly on demand pay to the Facilities Agent the amount of all reasonable costs and expenses (including legal fees) reasonably incurred by it in connection with:

            (a) the negotiation, preparation, printing and execution of any Finance Document (other than a Transfer Certificate) executed after the Signing Date; and

            (b) any amendment, waiver or consent requested by or on behalf of an Obligor or an amendment required or specifically allowed by this Agreement to any Finance Document.

21.3        Enforcement costs

            Subject to clause 21.4, the Company must promptly on demand pay to each Finance Party the amount of all costs and expenses (including legal fees) properly incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.


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

21.4        Legal fees

            The Company will only be liable to pay an amount in respect of legal fees under clauses 22.1 to 21.3 for one law firm, and, in the case of clauses 21.1 and 21.2, applicable foreign counsel instructed by such law firm for the purposes of obtaining legal opinions, and, in the case of clause 21.3, applicable foreign counsel instructed by such law firm for the purposes of enforcing or preserving any rights under any Finance Document, representing all of the Finance Parties together.

22          Guarantee and indemnity

22.1        Guarantee and indemnity by the Company

22.1.1      The Company irrevocably and unconditionally:

            (a) guarantees to each Finance Party punctual performance by each Borrower that is its Subsidiary of all that Borrower's payment obligations under the Finance Documents;

            (b) undertakes with each Finance Party that whenever a Borrower that is its Subsidiary does not pay any amount when due under any Finance Document, it shall immediately on demand by the Facilities Agent pay that amount as if it was the principal obligor; and

            (c) indemnifies each Finance Party immediately on demand against any loss or liability suffered by that Finance Party if any payment obligation guaranteed by it hereunder is or becomes unenforceable, invalid or illegal; the amount of the cost, loss or liability under this indemnity shall be equal to the amount which that Finance Party would otherwise have been entitled to recover.

22.1.2 The guarantee in clause 22.1.1 is a continuing guarantee and will extend to the ultimate balance of sums payable by any of the Company's Subsidiaries under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

22.2        Guarantee and indemnity by Carnival plc

22.2.1      Carnival plc irrevocably and unconditionally:

            (a) guarantees to each Finance Party punctual performance by each Borrower that is its Subsidiary of all that Borrower's payment obligations under the Finance Documents;

            (b) undertakes with each Finance Party that whenever a Borrower that is its Subsidiary does not pay any amount when due under any Finance Document, it shall immediately on demand by the Facilities Agent pay that amount as if it was the principal obligor; and

            (c) indemnifies each Finance Party immediately on demand against any loss or liability suffered by that Finance Party if any payment obligation guaranteed by it hereunder is or becomes unenforceable, invalid or illegal; the amount of the cost, loss or liability under this indemnity shall be equal to the amount which that Finance Party would otherwise have been entitled to recover.

22.2.2 The guarantee in clause 22.2.1 is a continuing guarantee and will extend to the ultimate balance of sums payable by any of Carnival plc's Subsidiaries under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

22.3        Reinstatement

            (a) If any discharge (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) or arrangement is made in whole or in part on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of each Guarantor under this clause will continue as if the discharge or arrangement had not occurred.

            (b) Each Finance Party may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

22.4        Waiver of defences

            The obligations of each Guarantor under this clause 22 will not be affected by an act, omission, matter or thing which, but for this clause, would reduce, release or prejudice any of its obligations under this clause 22 (without limitation and whether or not known to it or any Finance Party) including:

            (a) any time, waiver or consent granted to, or composition with, any Obligor or other person;

            (b) the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Carnival Corporation & plc Group;

            (c) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person;

            (d) any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

            (e)   any   incapacity   or  lack  of  power,   authority  or  legal
                  personality of or dissolution or change in the members or status of an Obligor or any other person;

            (f) any amendment (however fundamental) of a Finance Document or any other document or security;

            (g)   any   unenforceability,   illegality   or  invalidity  of  any
                  obligation of any person under any Finance Document or any other document or security; or

            (h)   any insolvency or similar proceedings.


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22.5        Immediate recourse

            Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this clause 22. This waiver applies irrespective of any law or any provision of the Finance Documents to the contrary.

22.6        Appropriations

22.6.1      Until  all  amounts  which may be or  become  payable  by any of the
            Company's Subsidiaries under the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

            (a) refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts; or

            (b) apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise); and

            (c) hold in an interest-bearing suspense account any moneys received from the Company or on account of the Company's liability under this clause 22.

22.6.2 Until all amounts which may be or become payable by any of Carnival plc's Subsidiaries under the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

            (a) refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts; or

            (b) apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise); and

            (c) hold in an interest-bearing suspense account any moneys received from Carnival plc or on account of Carnival plc's liability under this clause 22.

22.7        Non-competition

22.7.1 The Company shall, until all sums whatsoever payable by any of its Subsidiaries under the Finance Documents have been irrevocably paid in full, exercise only in accordance with the Facilities Agent's instructions:

            (a) its rights of subrogation, contribution and indemnity against that Subsidiary;

            (b) its right to take the benefit of, share in or enforce any security or other guarantee or indemnity for that Subsidiary's obligations under the Finance Documents held by any of the Finance Parties; and/or


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

            (c)   its rights to prove or claim in the  bankruptcy,  liquidation,
                  administration   or  other  insolvency   proceedings  of  that
                  Subsidiary.

22.7.2 Any amount recovered as a result of the exercise of the rights described in clause 22.7.1 above shall be held on trust for the Facilities Agent on behalf of the Finance Parties and paid to the Facilities Agent for the Finance Parties on demand. The Company warrants to the Finance Parties that it has not taken any security from its Subsidiaries in relation to the Finance Documents and agrees not to do so until the Finance Parties receive all sums payable by those Subsidiaries under the Finance Documents. Any security taken by the Company in breach of this provision and all moneys at any time received in respect thereof shall be held in trust for the Finance Parties.

22.7.3 Carnival plc shall, until all sums whatsoever payable by any of its Subsidiaries under the Finance Documents have been irrevocably paid in full, exercise only in accordance with the Facilities Agent's instructions:

            (a) its rights of subrogation, contribution and indemnity against that Subsidiary;

            (b) its right to take the benefit of, share in or enforce any security or other guarantee or indemnity for that Subsidiary's obligations under the Finance Documents held by any of the Finance Parties; and/or

            (c)   its rights to prove or claim in the  bankruptcy,  liquidation,
                  administration   or  other  insolvency   proceedings  of  that
                  Subsidiary.

22.7.4 Any amount recovered as a result of the exercise of the rights described in clause 22.7.3 above shall be held on trust for the Facilities Agent on behalf of the Finance Parties and paid to the Facilities Agent for the Finance Parties on demand. Carnival plc warrants to the Finance Parties that it has not taken any security from its Subsidiaries in relation to the Finance Documents and agrees not to do so until the Finance Parties receive all sums payable by those Subsidiaries under the Finance Documents. Any security taken by Carnival plc in breach of this provision and all moneys at any time received in respect thereof shall be held in trust for the Finance Parties.

22.8        Additional security

            Each  guarantee  in clause  22.1 is in addition to and is not in any
            way   prejudiced   by  any  other   guarantee  or  security  now  or
            subsequently held by any Finance Party.

23          Representations

23.1        Representations

            The representations set out in this clause are made in accordance with clause 23.10 (Times for making representations).


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23.2        Status

            Each Obligor is duly incorporated and validly existing under the laws of its jurisdiction of incorporation as a limited liability company, a corporation, or other legal entity and has the power to execute, deliver and perform its obligations under the Finance Documents; all necessary corporate action has been taken by each Obligor to authorise the execution, delivery and performance of, the Finance Documents to which it is or will be a party and each Finance Document to which it is a party constitutes valid and legally binding and enforceable obligations in accordance with its terms
            (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); each Obligor has the power to own its assets and carry on its business as it is being conducted where a lack of such power would have a Material Adverse Effect.

23.3        Non-conflict

            The execution, delivery and performance by each Obligor of the Finance Documents will not contravene any existing law, regulation or authorisation to which that Obligor is subject, result in the breach of or default under any agreement or other instrument to which that Obligor is a party or which is binding upon that Obligor or its assets or contravene any provision of that Obligor's constitutional documents.

23.4        No default

23.4.1 No Default has occurred and is continuing or will result from the execution of, or the performance of any transaction contemplated by, any Finance Document.

23.4.2 No Obligor nor any of its respective Subsidiaries is in default under any agreement relating to Borrowed Money to which it or any of its respective Subsidiaries is a party or by which it or any of its respective Subsidiaries may be bound which default would have a Material Adverse Effect.

23.5        Financial statements

            The Carnival Corporation & plc Group's audited financial statements most recently delivered to the Facilities Agent (which, in the case of the Carnival Corporation & plc Group at the Signing Date, are the Original Financial Statements):

            (a) have been prepared in accordance with GAAP, consistently applied; and

            (b) fairly represent its financial condition (consolidated, if applicable) as at the date to which they were drawn up,

            except, in each case, as disclosed to the contrary in those financial statements.


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23.6        No material adverse change

            There has been no adverse change in the business or consolidated financial condition of the Carnival Corporation & plc Group since the date to which the Original Financial Statements were drawn up which would have a Material Adverse Effect.

23.7        Litigation

            No litigation, arbitration or administrative proceedings is taking place, pending or to its knowledge, threatened against an Obligor or any Material Subsidiary, which is likely to be determined adversely to the relevant member of the Carnival Corporation & plc Group and, if so determined, would be likely to have a Material Adverse Effect.

23.8        Pari passu ranking

            The obligations of each Obligor under the Finance Documents to which it is a party rank at least pari passu with all its other present unsecured and unsubordinated indebtedness with the exception of any obligations which are mandatorily preferred by law.

23.9        United States Law

23.9.1      In this Subclause:

            controlled has the meaning given to it in the United States Investment Company Act of 1940;

            holding company, affiliate and subsidiary company have the meanings given to them in the United States Public Utility Holding Company Act of 1935;

            investment company has the meaning given to it in the United States Investment Company Act of 1940; and

            public utility has the meaning given to it in the United States Federal Power Act of 1920.

23.9.2 No Obligor which is incorporated in the United States of America or a state thereof is:

            (a) a holding company, an affiliate of a holding company or a subsidiary company of a holding company, or subject to regulation, under the United States Public Utility Holding Company Act of 1935;

            (b) an investment company or controlled by an investment company or required to register as an investment company; or

            (c) a public utility, or subject to regulation, under the United States Federal Power Act of 1920.


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23.10       Times for making representations

23.10.1 The representations set out in this clause 23 are made by each Original Obligor on the Signing Date in respect of itself (and its respective Subsidiaries if so stated in the representation so concerned) to each Finance Party.

23.10.2 Unless a representation is expressed to be given at a specific date, each representation (other than clause 23.4 (No default) to clause
            23.7 (Litigation) inclusive) is deemed to be repeated by the Company and each Borrower to each Finance Party on the date of each Utilisation Request, each Utilisation Date, the first day of each Interest Period and, in the case of an Additional Borrower, by the Additional Borrower on the day on which the Subsidiary becomes an Additional Borrower.

23.10.3 When a representation is repeated, it shall be made with reference to the facts and circumstances existing at the time of repetition.

24          Information undertakings

24.1        Financial statements

24.1.1 The Company must supply to the Facilities Agent in sufficient copies for all the Lenders:

            (a) the audited consolidated financial statements of the Carnival Corporation & plc Group for each of its financial years (which will be the Carnival Corporation 10-K as filed with the SEC);

            (b) the unaudited consolidated financial statements of the Carnival Corporation & plc Group for each of the first three fiscal quarters in each of its financial years (which will be the Carnival Corporation 10-Q as filed with the SEC); and

            (c) the registration statements and reports filed with the SEC (including the Carnival Corporation 10-K) by the Company and Carnival plc.

24.1.2 All financial statements must be supplied as soon as they are available and:

            (a) in the case of the audited consolidated financial statements of the Carnival Corporation & plc Group, within 120 days;

            (b) in the case of unaudited quarterly financial statements of the Carnival Corporation & plc Group, within 75 days; and

            (c) in the case of registration statements and reports filed with the SEC, within 15 days,

            of the end of the relevant financial period (or in the case of clause 24.1.1(c) above, of the date of filing with the SEC in accordance with the time periods specified in the rules and regulations of the SEC).


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24.2        Form of financial statements

            The Company must ensure that each set of financial statements supplied under this Agreement fairly presents the financial condition (consolidated or otherwise) of the relevant person as at the date to which those financial statements were drawn up. The Company shall not be required to produce footnotes to the unaudited financial statements.

24.3        Compliance Certificate

24.3.1 The Company must supply to the Facilities Agent a Compliance Certificate with each set of financial statements sent to the Facilities Agent under this Agreement.

24.3.2 A Compliance Certificate must be signed by a senior financial officer of the Company.

24.4        Information - miscellaneous

24.4.1 The Company must supply to the Facilities Agent, in sufficient copies for all the Lenders if the Facilities Agent so requests:

            (a) copies of all documents despatched by the Company or Carnival plc to its creditors generally at the same time as the documents are despatched;

            (b) promptly on request, a list of the then current Material Subsidiaries; and

            (c) promptly on request, such further information regarding the financial condition and operations of the Carnival Corporation & plc Group as any Finance Party through the Facilities Agent may reasonably require except information which is confidential in relation to third parties or which the Company is prohibited from disclosing by law or by regulatory requirement.

24.4.2 The Company must provide written notice to the Facilities Agent of any information posted to the website identified in clause 24.6.1(b) for the benefit of its shareholders, and for this purpose only the Facilities Agent agrees that it will accept such notification by email. The Company shall provide such notification as soon as practicable after the relevant information is posted to the website.

24.5        Notification of Default

            The Company must notify the Facilities Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

24.6        Use of websites

24.6.1 Except as provided below, the Company may deliver any information under this Agreement to a Lender by posting it on to an electronic website if:

            (a) the Facilities Agent and the Lender agree, it being understood that the Facilities Agent and all Original Lenders provide their consent for all of the information under clause 24.1.1 to be so delivered;


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            (b)   the Company and the Facilities  Agent  designate an electronic website  for this  purpose  which,  for the  purpose of clause
                  24.1.1 hereof shall be www.carnivalcorp.com, until and unless the Company sends written notice to the Facilities Agent advising of a change to the details of the website;

            (c) the Company notifies the Facilities Agent of the address of and password (if any) for the website (other than with respect to the information contemplated by clause 24.1.1 which shall be posted to the website identified in paragraph (b) above); and

            (d) the information posted is in a format agreed between the Company and the Facilities Agent.

            The Facilities Agent must supply each relevant Lender with the address of and password for the website.

24.6.2 Notwithstanding the above, the Company must supply to the Facilities Agent in paper form a copy of any information posted on the website together with sufficient copies for:

            (a) any Lender not agreeing to receive information via the website (subject to clause 24.6.1(a) above); and

            (b) within ten Business Days of request, any other Lender, if that Lender so requests (subject to clause 24.6.1(a) above).

24.6.3 The Company must promptly upon becoming aware of its occurrence, notify the Facilities Agent if:

            (a)   the website cannot be accessed;

            (b) the website or any information on the website is infected by any electronic virus or similar software;

            (c)   the password (if any) for the website is changed; or

            (d) any information to be supplied under this Agreement is posted on the website or amended after being posted.

            If the circumstances in paragraph (a) or (b) above occur, the Company must supply any information required under this Agreement in paper form during the time that the website is not available.

24.7        "Know your customer" checks

24.7.1      The  Company  shall  promptly  upon  the  written   request  of  the
            Facilities   Agent   supply,   or  procure   the  supply  of,   such
            documentation and other evidence about each Obligor and each Additional Borrower as is reasonably requested by the Facilities Agent, for itself, on behalf of any Lender or on behalf of any prospective New Lender, in order for the Facilities Agent, that Lender or prospective New Lender to carry out and be satisfied with the results of all necessary "know your customer" checks that it is required to carry out by reason of being a party to the transactions contemplated in the Finance


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            Documents,  provided that  (subject to any change of law,  change of regulation or a change in a Lender's internal compliance procedures, or any change in the interpretation, administration or application thereof, that is made, in each case, in accordance with a Lender's normal practice in respect of companies which are listed (at all times when the Company is listed) investment grade (at all times when the Company's debt is of investment grade) and (at all times) of a comparable credit standing to the Company (other than, in each case, on those companies first becoming a customer of that Lender), or any change in status of any Obligor after the Signing Date, that might reasonably result in further documentation or other evidence being required) the Facilities Agent may only make one such request in respect of itself, each Lender and each prospective New Lender.

24.7.2 Each Lender shall promptly upon the request of the Facilities Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Facilities Agent (for itself) in order for the Facilities Agent to carry out and be satisfied with the results of all necessary "know your customer" checks that it is required to carry out pursuant to the transactions contemplated in the Finance Documents.

25          Financial covenants

25.1        Definitions

            Borrowed Money or moneys borrowed means, at any time, all borrowings of the respective members of the Carnival Corporation & plc Group whether secured or unsecured and shall be deemed to include (to the extent that the same would not otherwise fall to be taken into account):

            (a) the principal amount for the time being owing (other than to any member of the Carnival Corporation & plc Group) of all debentures (as defined in section 744 of the Companies Act
                  1985) notwithstanding that the same may be or have been issued in whole or in part for a consideration other than cash; except that, in the case of a debenture issued at a discount which contains provisions for prepayment or acceleration, the principal amount thereof at any relevant time shall be deemed to be the highest amount which would, if such debenture were then to be repaid in accordance with any such provision for prepayment or acceleration, be repayable in respect of the principal amount thereof;

            (b) the outstanding amount raised by the acceptance of bills (not being acceptances of trade bills in respect of the purchase or sale of goods in the ordinary course of trading) by any member of the Carnival Corporation & plc Group or by any bank or accepting house under any acceptance credit opened on behalf of any member of the Carnival Corporation & plc Group;

            (c) the fixed premium payable on final redemption or repayment of any debentures, share capital or other Borrowed Moneys falling to be taken into account;

            (d) the nominal amount of any issued share capital and the principal amount of any Borrowed Moneys, the redemption or repayment whereof is guaranteed or the subject of any indemnity


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                  or otherwise secured (and where part only is so secured to the extent so secured) by any other member of the Carnival Corporation & plc Group except insofar as either the benefit of such guarantee or indemnity or security or the beneficial interest in the right to such redemption or repayment is held by another member of the Carnival Corporation & plc Group or such nominal or principal amount is otherwise taken into account hereunder;

            Provided that:

                  (i) moneys borrowed by any member of the Carnival Corporation & plc Group for the purpose of repaying or redeeming (with or without premium) in whole or in part any other Borrowed Moneys falling to be taken into account and intended to be applied for such purposes within six months after the borrowing thereof and so applied shall not during such period except to the extent not so applied themselves be taken into account;

                  (ii) moneys borrowed by any member of the Carnival Corporation & plc Group and owing to any other member of the Carnival Corporation & plc Group shall not (save to the extent mentioned in (iii) below) be taken into account;

                  (iii) moneys borrowed by a member of the Carnival  Corporation
                        & plc Group which is a partly owned Subsidiary of the Company and not owing to the Company or another member of the Carnival Corporation & plc Group shall be taken into account subject to the exclusion of that proportion thereof as equals the minority proportion but the minority proportion of any moneys borrowed by a member of the Carnival Corporation & plc Group from a partly-owned Subsidiary (which would otherwise be excluded by virtue of (ii) above) shall be included; for these purposes minority proportion shall mean that proportion of the issued equity share capital (within the meaning of section 744 of the Companies Act, 1985) of the partly-owned Subsidiary which is not attributable directly or indirectly to the Company;

                  (iv) moneys borrowed by a member of the Carnival Corporation & plc Group expressed in or calculated by reference to a currency other than US Dollars shall be converted into US Dollars in the manner used in the financial statements filed by the Carnival Corporation & plc Group with the SEC;

                  (v) moneys borrowed against the security of an asset in respect of which there is no recourse against any member of the Carnival Corporation & plc Group other than to that asset shall not be taken into account; and

                  (vi)  Excluded Indebtedness shall not be taken into account.

            Capital Lease means with respect to any person, any lease of any property (whether real, personal or mixed) by such person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such person or otherwise be disclosed as such in a note to such balance sheet, other than, in the case of the Company and


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            Carnival  plc or a  Subsidiary,  any  such  lease  under  which  the
            Company, Carnival plc or such Subsidiary is the lessor.

            Consolidated Capital means, at any time, the aggregate of the Issued Capital and Consolidated Reserves of the Carnival Corporation & plc Group and all Borrowed Moneys for the time being undischarged.

            Consolidated Net Interest Charges means Interest Payable less Interest Receivable during the relevant Measurement Period.

            EBITDA means the consolidated net income of the Carnival Corporation & plc Group for the relevant Measurement Period:

            (a)   before any deduction for Taxes;

            (b) before any deduction for Consolidated Net Interest Charges and before any amortisation of upfront fees and expenses in relation to Borrowed Money;

            (c)   before any deduction for depreciation or impairment;

            (d)   before any deduction for amortisation; and

            (e) excluding exceptional items and separately disclosable items (for the avoidance of doubt, including restructuring items),

            but adjusted by deducting any amounts attributable to minority interests.

            Excluded Indebtedness means any Indebtedness (including Indebtedness pursuant to a U.S. leveraged lease financing including a U.S. lease to service contract under Section 7701(e) of the Internal Revenue Code of 1986 (as amended from time to time)), the payment of which is provided for by the deposit of cash, cash equivalents or letters of credit with one or more investment-grade banks or other financial institutions acting as payment undertaker, irrespective whether any such arrangements constitutes a defeasance under GAAP.

            GAAP means generally accepted accounting principles in the United States.

            Indebtedness means (a) any liability of any person (i) for borrowed money, or under any reimbursement obligation related to a letter of credit or bid or performance bond facility, or (ii) evidenced by a bond, note, debenture or other evidence of indebtedness (including a purchase money obligation) representing extensions of credit or given in connection with the acquisition of any business, property, service or asset of any kind, including without limitation, any liability under any commodity, interest rate or currency exchange hedge or swap agreement (other than a trade payable, other current liability arising in the ordinary course of business or commodity, interest rate or currency exchange hedge or swap agreement arising in the ordinary course of business) or (iii) for obligations with respect to (A) an operating lease, or (B) a lease of real or personal property that is or would be classified and accounted for as a Capital Lease; (b) any liability of others either for any lease, dividend


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

            or letter of credit, or for any obligation described in the preceding clause (a) that (i) the person has guaranteed or that is otherwise its legal liability (whether contingent or otherwise or direct or indirect, but excluding endorsements or negotiable instruments for deposit or collection in the ordinary course of business) or (ii) is secured by any Security Interest on any property or asset owned or held by that person, regardless whether the obligation secured thereby shall have been assumed by or is a personal liability of that person; and (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b) above; provided however, that "Indebtedness" shall not include Excluded Indebtedness.

            Interest means the aggregate interest, guarantee commission and amounts in the nature of interest paid or payable in respect of any Borrowed Moneys (other than agency, arrangement, management or participation fees or fees of any other nature).

            Interest Payable means the aggregate of:

            (a) all Interest attributable to the Carnival Corporation & plc Group and charged to the Carnival Corporation & plc Group's consolidated profit and loss account during the relevant Measurement Period; and

            (b) the interest (or equivalent) element of payments under finance leases attributable to the Carnival Corporation & plc Group and charged to the Carnival Corporation & plc Group's consolidated profit and loss account during that Measurement Period;

            in each case and calculated on the basis that:

            (i) the amount of Interest accrued will be increased by an amount equal to any amount payable by any member of the Carnival
                  Corporation & plc Group under interest rate hedging arrangements in relation to that Measurement Period; and

            (ii) the amount of Interest accrued will be reduced by an amount equal to any amount payable to any member of the Carnival
                  Corporation & plc Group under interest rate hedging arrangements in relation to that Measurement Period.

            Interest Receivable means all interest and amounts in the nature of interest attributable to the Carnival Corporation & plc Group and credited to the Carnival Corporation & plc Group's consolidated profit and loss account during the relevant Measurement Period (whether or not paid).

            Issued Capital and Consolidated Reserves means at any relevant time the aggregate of:

            (a) the amount paid up or credited as paid up on the issued share capital of the Company and Carnival plc on a combined basis (for which purpose an issue or proposed issue of share capital for cash which has been unconditionally underwritten shall be deemed paid up to the extent that the underwriters are liable therefor and that such capital will be paid up within four months from the date when such underwriting liability became unconditional); and


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

            (b) the amounts standing to the credit of the consolidated capital and revenue reserves of the Carnival Corporation & plc Group (including any share premium account or capital redemption reserve fund) after adding thereto or deducting therefrom any balance to the credit or debit of the profit and loss account, all determined by reference to the then latest available audited consolidated balance sheet of Carnival Corporation (reflecting the Carnival Corporation & plc Group) but after:

                  (i) deducting an amount equal to any distribution declared, recommended or made by any member of the Carnival Corporation & plc Group (otherwise than attributable directly or indirectly to the Company) out of profits earned up to and including the date of such balance sheet to the extent that such distribution is not provided for in such balance sheet;

                  (ii) excluding amounts attributable to minority interests in the Company's or Carnival plc's Subsidiaries;

                  (iii) excluding  any sums set aside for deferred  taxation but only to the extent that the reduction in the tax charge represented thereby cannot be seen with reasonable probability to continue for the foreseeable future; and

                  (iv) deducting any amount representing any intangible assets other than goodwill arising on consolidation.

            Measurement Period means any twelve month period ending on a Testing Date.

            Testing Date means the last day of each financial quarter of the Carnival Corporation & plc Group.

25.2        Interpretation

25.2.1 Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Facilities Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Signing Date in GAAP or in the application thereof on the operation of such provision (or if the Facilities Agent notifies the Company that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

25.2.2 Any amount in a currency other than US Dollars is to be taken into account at its US Dollars equivalent calculated on the basis of the relevant rates of exchange used by the Carnival Corporation & plc Group in, or in connection with, its financial statements for that period.

25.2.3 No item must be credited or deducted more than once in any calculation under this clause.


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25.3        Issued Capital and Consolidated Reserves

            The Company must ensure that on each Testing Date Issued Capital and Consolidated Reserves are in excess of USD5,000,000,000.

25.4        Gearing

            The Company must ensure that on each Testing Date the aggregate of all Borrowed Moneys (for the time being undischarged) does not exceed 65 per cent. of Consolidated Capital at that time.

25.5        Interest cover

            The Company must ensure that on each Testing Date the ratio of EBITDA to Consolidated Net Interest Charges, for the Measurement Period ending on the Testing Date, is not less than 3 to 1.

26          General undertakings

26.1        General

            Each Obligor agrees to be bound by the covenants set out in this clause relating to it and, where the covenant is expressed to apply to any member of the Carnival Corporation & plc Group and/or Material Subsidiaries, the Company and Carnival plc shall ensure that, in respect of each of their Subsidaries, the relevant Carnival Corporation & plc Group member performs that covenant.

26.2        Authorisations

            Each Obligor will obtain and comply with and do all that is necessary to maintain in full force and effect, and shall procure that each of its Subsidiaries obtain and comply with and do all that is necessary to maintain in full force and effect, in all material respects the terms and conditions of all authorisations, approvals, resolutions, exemptions, filings, notarisations, consents, licences and concessions material to the carrying on of its business as a member of the Carnival Corporation & plc Group, where the failure to so comply would be likely to have a Material Adverse Effect.

26.3        Negative pledge

            No Obligor will create or incur, or suffer to be created or incurred or come to exist any Security Interest in respect of Indebtedness on any vessel or other of its properties or assets of any kind, real or personal, tangible or intangible, included in the consolidated balance sheet of the Carnival Corporation & plc Group in accordance with GAAP, nor shall the Company permit any member of the Carnival Corporation & plc Group to do any of the foregoing provided that solely for the purposes of this clause 26.3 the term "Security Interest" shall not include:

            (a) any Security Interest in respect of Excluded Assets or Excluded Indebtedness; and

            (b) any other Security Interest in respect of Indebtedness up to an amount not greater than 40% of the amount of the total assets of the Carnival Corporation & plc Group as shown in the


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

                  Carnival Corporation & plc Group's most recent consolidated balance sheet (excluding for these purposes the value of any intangible assets).

26.4        Insurance

            The Company (for itself and its Subsidiaries) and Carnival plc (for itself and its Subsidiaries) will ensure that it, each other Obligor and each Material Subsidiary will insure all of their respective properties and assets with insurance companies to such an extent and against such risks as prudent companies engaged in businesses similar to those of the relevant company normally insure where the failure to so insure would have a Material Adverse Effect if the risk concerned were to occur.

26.5        ERISA

            The Company (for itself and its Subsidiaries) and Carnival plc (for itself and its Subsidiaries) will ensure that it, each other Obligor and each Material Subsidiary will comply with all applicable provisions of ERISA and the regulations and rulings issued thereunder where failure to so comply would be likely to have a Material Adverse Effect.

26.6        Margin  Stock

            The Company (for itself and its Subsidiaries) and Carnival plc (for itself and its Subsidiaries) will ensure that no Borrower will use the proceeds of any Utilisation, directly or indirectly, to buy or carry Margin Stock (as defined in Regulations U and X issued by the Board of Governors of the United States Federal Reserve System) or to extend credit to others for the purposes of buying or carrying Margin Stock in any manner that might cause the borrowing or application to violate Regulations U or X.

27          Events of Default

27.1        Each of the events set out in this clause is an Event of Default.

27.2        Non-payment

            An Obligor does not pay on the due date any amount payable by it under the Finance Documents in the manner required under the Finance Documents and such amount is not paid within five Business Days of receipt of written notice from the Facilities Agent that it has not received such sum provided that if such failure is solely the result of any bank or financial institution not promptly remitting a payment as instructed by the Obligor and if that Obligor has taken all reasonable steps to cause such payment to be made, the period for the remedy of such payment failure shall be extended by a further three Business Days.

27.3        Breach of other obligations

            An Obligor defaults in the due performance or observance of any of its covenants under clause 25 or any material obligations under the Finance Documents (other than non-payment of any amount payable by it under the Finance Documents on its due date), unless the non-compliance is remedied


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

            within fifteen Business Days of the Facilities Agent giving notice of the non-compliance and requesting that such default be remedied.

27.4        Misrepresentation

            Any material representation or warranty made or deemed to be made or repeated by an Obligor in any Finance Document is or proves to have been incorrect in any material respect, unless the same is capable of remedy and is remedied within fifteen Business Days of the Facilities Agent giving notice of the misrepresentation.

27.5        Cross-default

            Any Borrowed Money in any amount or aggregate amount at any one time, in excess of USD40,000,000 (or its equivalent in any currency) of a Carnival Material Group Member:

            (a) is not paid as and when the same is and becomes due and payable (or within any applicable grace period); or

            (b) becomes (whether by declaration or automatically in accordance with the relevant agreement or instrument constituting the same) due and payable prior to the date when it would otherwise have become due by reason of any default (however described),

            provided that no Event of Default shall arise under this clause 27.5 where the Borrowed Money in question is a Non-Recourse Financing Arrangement.

27.6        Insolvency Proceedings

27.6.1 An order is made or resolution passed for the winding-up or dissolution of a Carnival Material Group Member other than:

            (a) for the purpose of an amalgamation, reorganisation, merger or reconstruction agreed to in writing by the Facilities Agent (acting on the instructions of the Majority Lenders, such agreement not to be unreasonably withheld or delayed); or

            (b) where such winding-up or dissolution is commenced as a result of the termination of the dual-listed combination structure between the Company and Carnival plc and where the surviving entity is (A) the Company where the Company assumes all the obligations of Carnival plc under this Agreement, Carnival plc or a Subsidiary of either the Company or Carnival plc which assumes all the obligations of Carnival plc under this Agreement and (B) such winding-up or dissolution is permitted under the terms of the DLC Documents; or

27.6.2 A Carnival Material Group Member makes or seeks to make any composition or other restructuring with its creditors generally in respect of indebtedness which it would otherwise be unable to pay or an administration or similar order is made in relation to, or an administrator or similar officer is appointed in respect of, the relevant Carnival Material Group Member.


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

27.7        Insolvency

            A Carnival Material Group Member is deemed unable to pay its debts (within the meaning of section 123(1)(e) or (2) of the Insolvency Act 1986) or, in relation to any Carnival Material Group Member incorporated in Italy, is insolvent (within the meaning of Article 5 of the Italian Insolvency Law) or an encumbrancer takes possession of or a receiver or person with similar powers is appointed over the whole or a substantial part of the relevant Carnival Material Group Member's assets and shall not be paid off or removed within fifteen Business Days, and no Event of Default shall arise under this clause
            27.7 where the asset or property in question is the subject a Non-Recourse Financing Arrangement.

27.8        Creditors' process

            Any distress, execution or analogous event affects any substantial part of a Carnival Material Group Member and is not removed or discharged within fifteen Business Days, and no Event of Default shall arise under this clause 27.8 where the asset or property in question is the subject a Non-Recourse Financing Arrangement.

27.9        Cessation of business

            An Obligor ceases to carry on all or a substantial part of its business and such cessation of business has a Material Adverse Effect.

27.10       Effectiveness of Finance Documents

27.10.1 It is or becomes unlawful for an Obligor to perform any of its material obligations under the Finance Documents.

27.10.2 Any Finance Document is not effective or is alleged by an Obligor to be ineffective for any reason.

27.10.3     An Obligor repudiates a Finance Document.

27.11       United States Bankruptcy Laws

27.11.1     In this Subclause:

            U.S. Bankruptcy Law means the United States Bankruptcy Code 1978 or any other United States Federal or State bankruptcy, insolvency or similar law.

27.11.2 Subject to clause 27.11.3, any of the following occurs in respect of any Obligor which is subject to U.S. Bankruptcy Law:

            (a)   it makes a general assignment for the benefit of creditors;

            (b) it commences a voluntary case or proceeding under any U.S. Bankruptcy Law; or


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            (c)   an involuntary case under any U.S. Bankruptcy Law is commenced against it and is not controverted within 30 days or is not dismissed or stayed within 90 days after commencement of the case.

27.11.3 Clause 27.11.2 shall not apply where an involuntary case is commenced pursuant to clause 27.11.2(c) above (an "Involuntary Bankruptcy Event") in respect of a Borrower (other than the Company) which:

            (a) does not have any actual or contingent liabilities as a Borrower under the Finance Documents at the time the relevant Involuntary Bankruptcy Event occurs; and

            (b)   is not a Material Subsidiary,

            and in such circumstances:

            (c) such Borrower shall, with effect from such Involuntary Bankruptcy Event, be prevented from incurring any actual or contingent obligations as a Borrower under any of the Finance Documents; and

            (d) the Company undertakes to use its reasonable endeavours to procure the resignation of such Borrower as soon as reasonably practicable.

27.12       Article 2447 or 2482-ter of the Italian Civil Code

            The occurrence of the circumstances set forth in Article 2447, or 2482-ter, as applicable, of the Italian Civil Code in relation to a Carnival Material Group Member incorporated in Italy unless, no later than 30 days from the date on which such Carnival Material Group Member's directors have knowledge of such occurrence, a shareholders' meeting is convened to vote on a resolution approving either: (a) a capital increase to comply with the minimum capital requirements under Italian law (and such capital increase has been fully paid up in the next following 30 days) or (b) in respect of a Carnival Material Group Member which is incorporated as a societa per azioni, the transformation of such company into a societa a responsabilita limitata.

27.13       Acceleration

27.13.1 If an Event of Default described in clause 27.11 (United States Bankruptcy Laws) occurs the Total Tranche A Commitments, the Total Tranche B Commitments and the Total Tranche C Commitments will, if not already cancelled under this Agreement, be immediately and automatically cancelled and all amounts outstanding under the Finance Documents shall become immediately due and payable without notice from the Facilities Agent.

27.13.2 If an Event of Default other than under clause 27.11 (United States Bankruptcy Laws) is outstanding, the Facilities Agent may, and must if so instructed by the Majority Lenders, by notice to the Company:

            (a)   cancel all or any part of the Total Tranche A Commitments, the
                  Total   Tranche  B   Commitments   and  the  Total  Tranche  C
                  Commitments; and/or


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            (b)   declare that all or part of any amounts  outstanding under the
                  Finance Documents are:

                  (i)   immediately due and payable; and/or

                  (ii) payable on demand by the Facilities Agent acting on the instructions of the Majority Lenders; and/or

            (c)   declare  that  full  cash  cover in  respect  of each  Bond is
                  immediately   due  and  payable   whereupon  it  shall  become
                  immediately due and payable.

            Any notice given under this Subclause will take effect in accordance with its term.

28          Changes to the Lenders

28.1        Assignments and transfers by the Lenders

28.1.1 A Lender (the Existing Lender) may, subject to the provisions of this clause 28, at any time assign or transfer (including by way of novation) any of its rights and obligations under this Agreement to any other bank or financial institution which, in respect of an assignment or transfer of a Tranche A Commitment, meets the Rating Requirements at the time of such assignment or transfer (the New Lender) provided that where the Existing Lender is a Tranche B Lender and/or a Swingline Lender, such New Lender is able to perform that function or those functions in the same manner as the Existing Lender to the extent of the commitment transferred.

28.1.2 The consent of the Company is required for any assignment or transfer unless:

            (a)

                  (i) the New Lender is another Lender or an Affiliate of a Lender; and

                  (ii) following such assignment or transfer no Borrower would be obliged to pay any greater amount under clause 17 (Taxes), clause 18 (Increased Costs) or any other provision of a Finance Document, in the circumstances existing at the time of such assignment or transfer or which, at the time of such assignment or transfer, the Existing Lender or the New Lender knows will apply in the 12 month period following such assignment or transfer, than would have been payable but for the assignment or transfer; or

            (b) an Event of Default has occurred and has been outstanding for fifteen Business Days or more.

28.1.3 A Fronting Bank may not assign or transfer any obligations under an outstanding Bond without the consent of the Company.

28.1.4 The Company may, at any time, appoint or remove any Fronting Bank (in its capacity as Fronting Bank only) without the consent of the Facilities Agent or any of the Lenders, by notice to that Fronting Bank (in the case of a removal) and the Facilities Agent. The Company will procure that any outstanding Bond issued by a Fronting Bank which is being removed is repaid or prepaid no later than the date on


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            which that  Fronting  Bank is to cease to be a  Fronting  Bank under this Agreement. Any Lender to be appointed a Fronting Bank by the Company shall accede to the capacity of Fronting Bank by execution of a form of accession letter agreed between the Facilities Agent, the Company and such acceding Fronting Bank.

28.1.5 The consent of the Company must not be unreasonably withheld or delayed to any request for consent under this clause 28. It will not be unreasonable for the Company to withhold consent where following an assignment or transfer, a Borrower would be obliged to pay any greater amount under clause 17 (Taxes), clause 18 (Increased Costs) or any other provision of a Finance Document if, in the circumstances existing at the time of such assignment or transfer, such greater amount would not have been payable but for the assignment or transfer or which, at the time of such assignment or transfer, the Existing Lender or the New Lender knows will apply in the 12 month period following such assignment or transfer. The Company will be deemed to have given its consent 10 Business Days after the Company is given notice of the request unless it is expressly refused by the Company within that time.

28.1.6      A transfer of obligations will be effective only if either:

            (a) the obligations are novated in accordance with the following provisions of this clause; or

            (b) the New Lender confirms to the Facilities Agent and the Company in form and substance satisfactory to the Facilities Agent that it is bound by the terms of this Agreement as a Lender. On the transfer becoming effective in this manner the Existing Lender will be released from its obligations under this Agreement to the extent that they are transferred to the New Lender.

28.1.7 Unless the Facilities Agent otherwise agrees, the New Lender must pay to the Facilities Agent, for its own account, on or before the date upon which an assignment or transfer takes effect, a fee of USD3,500.

28.1.8 Any reference in this Agreement to a Lender includes a New Lender but excludes a Lender if no amount is or may be owed to or by it under this Agreement.

28.2        Procedure for transfer

28.2.1      In this Subclause:

            Transfer Date means, for a Transfer Certificate, the latest of:

            (a)   the  proposed   Transfer  Date   specified  in  that  Transfer
                  Certificate;

            (b) the date on which the Facilities Agent executes that Transfer Certificate; and

            (c) the date on which the consent of the Company, if required under clause 28.1.2, is obtained or is deemed to have been given.

28.2.2      A novation is effected if:


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            (a)   the  Existing  Lender  and  the  New  Lender  deliver  to  the
                  Facilities Agent a duly completed Transfer Certificate; and

            (b)   the Facilities Agent executes it.

            The Facilities Agent must execute as soon as reasonably practicable a Transfer Certificate delivered to it and which appears on its face to be in order.

28.2.3 The Facilities Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender upon its completion of all "know your customer" checks that it is required to carry out in relation to the transfer to such New Lender.

28.2.4 Each Party (other than the Existing Lender and the New Lender) irrevocably authorises the Facilities Agent to execute any duly completed Transfer Certificate on its behalf. A Transfer Certificate shall not be duly completed unless any and all consents required under this Agreement have been obtained or deemed obtained.

28.2.5      On the Transfer Date:

            (a) the New Lender will assume the rights and obligations of the Existing Lender expressed to be the subject of the novation in the Transfer Certificate in substitution for the Existing Lender;

            (b) the Existing Lender will be released from those obligations and cease to have those rights; and

            (c) the Fronting Banks and the New Lender shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Fronting Banks and the Existing Lender shall each be released from further obligations to each other under this Agreement.

28.3        Limitation of responsibility of Existing Lenders

28.3.1 Unless expressly agreed to the contrary, an Existing Lender is not responsible to a New Lender for the legality, validity, adequacy, accuracy, completeness or performance of:

            (a)   any Finance Document or any other document; or

            (b) any statement or information (whether written or oral) made in or supplied in connection with any Finance Document,

            and any representations or warranties implied by law are excluded.

28.3.2 Each New Lender confirms to the Existing Lender and the other Finance Parties that it:


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            (a)   has  made,  and will  continue  to make,  its own  independent appraisal of all risks arising under or in connection with the Finance Documents (including the financial condition and affairs of each Obligor and its related entities and the nature and extent of any recourse against any Party or its
                  assets)  in  connection   with  its   participation   in  this
                  Agreement; and

            (b)   has not relied  exclusively on any information  supplied to it
                  by  the  Existing   Lender  in  connection  with  any  Finance
                  Document.

28.3.3      Nothing in any Finance Document requires an Existing Lender to:

            (a) accept a re-transfer from a New Lender of any of the rights and obligations assigned or transferred under this clause; or

            (b) support any losses incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under any Finance Document or otherwise.

28.4        Costs resulting from change of Lender or Facility Office

            If:

            (a)   a  Lender   assigns  or  transfers   any  of  its  rights  and
                  obligations   under  the  Finance  Documents  or  changes  its
                  Facility Office; and

            (b) as a result of circumstances existing at the date the assignment, transfer or change occurs, (or which such Lender knows will apply in the following 12 month period) an Obligor would be obliged to pay an amount under clause 17 (Taxes), clause 18 (Increased Costs) or any other provision of a Finance Document, then, unless the assignment, transfer or change is made by a Lender to mitigate any circumstances giving rise to the payment of an amount under clause 17 (Taxes), clause 18 (Increased Costs) or any other provision of a Finance Document or a right to be prepaid and/or cancelled by reason of illegality, the Obligor need only pay that amount under clause 17 (Taxes), clause 18 (Increased Costs) or any other provision of a Finance Document to the same extent that it would have been obliged to if no assignment, transfer or change had occurred.

28.5        Affiliates of Lenders

28.5.1 Each Lender may fulfil its obligations in respect of a Loan through an Affiliate if the relevant Affiliate is specified in this Agreement as a Lender or becomes a Lender by means of a Transfer Certificate in accordance with this Agreement.

28.5.2 If clause 28.5.1 above applies, the Lender and its Affiliate will be treated as having a single Tranche A Commitment, Tranche B Commitment and/or Tranche C Commitment, as the case may be, and a single vote, but, for all other purposes, will be treated as separate Lenders.


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28.5.3      A  Swingline  Lender  may only  assign or  transfer  all or any (the
            "Swingline Commitment Transfer Amount") of its Swingline Tranche A Commitment, its Swingline Tranche B Commitment or its Swingline Tranche C Commitment to a Lender which is not its Affiliate if it or, where it does not have a Tranche A Commitment, Tranche B
            Commitment  or  Tranche  C  Commitment,  its  Affiliate,   transfers
            simultaneously  to that proposed  Lender or that  proposed  Lender's
            Affiliate  an  amount  equal  to  or  greater  than  the   Swingline
            Commitment Transfer Amount of its (or its Affiliate's) Tranche A Commitment, its (or its Affiliate's) Tranche B Commitment or its (or its Affiliate's) Tranche C Commitment, as the case may be, and in any event in accordance with the other terms of this clause 28.

28.6        Sub-participation

            A Lender may sub-participate all or any part of its rights and/or obligations under the Finance Documents or enter into any contractual arrangement with any person so that the effect thereof is to give that person an economic or other interest in that Lender's rights and/or obligations under the Finance Documents which is less than a legal or equitable transfer or assignment of those rights and obligations, provided that:

            (a) a Lender may not directly or indirectly transfer its voting rights under the Finance Documents without the consent of the Company (such consent not to be unreasonably withheld or delayed); and

            (b) following such sub-participation, no Borrower would be obliged to pay any greater amount under clause 17 (Taxes), clause 18 (Increased Costs) or any other provision of a Finance Document by reason of such sub-participation.

28.7        Downgrading of a Lender's rating

28.7.1      This clause 28.7 shall only apply to Lenders under Tranche A.

28.7.2 Each Lender confirms that on the Signing Date it meets the Rating Requirements.

28.7.3 If at any time a Lender ceases to meet the Rating Requirements (an Affected Lender), the Affected Lender shall promptly notify in writing each Fronting Bank which has issued a Bond under this Agreement.

28.7.4 Following the delivery of a notice under paragraph 28.7.3 above, the Affected Lender shall use reasonable endeavours, for a period of not more than 45 days from the date of such notice, to arrange for the transfer of its Tranche A Commitment under this Agreement to an Eligible Transferee in accordance with clause 28.1 (Assignments and transfers by the Lenders) (a Lender Downgrade Transfer).

28.7.5 If the Affected Lender successfully effects a Lender Downgrade Transfer, the Affected Lender's Tranche A Commitment shall be cancelled and reduced to zero with effect from the relevant Transfer Date.


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

28.7.6 If a Lender Downgrade Transfer is not effected within the 45 day period referred to in paragraph 28.7.4 above, the Affected Lender shall (A) on the last day of such period deposit an amount in US Dollars equal to such Affected Lender's Bond Proportion of the outstanding amount of each Bond into the relevant Lender Cash Cover Account and (B) in respect of any Bond which is issued after the expiry of the 45 day period referred to above deposit into the relevant Lender Cash Cover Account, within five Business Days of the date of issue of any such Bond, an amount in US Dollars equal to such Affected Lender's Bond Proportion of the outstanding amount of each such Bond.

28.7.7 The relevant Fronting Bank shall be entitled to apply all or any part of the Lender Cash Cover Amount in or towards the satisfaction of the relevant Affected Lender's obligations under clause 7.3 of this Agreement.

28.7.8 In respect of any Bond which is denominated in an Optional Currency the relevant Fronting Bank shall on each Test Date - Bonds recalculate the Base Currency Amount for Tranche A of the relevant Affected Lender's Bond Proportion of the outstanding amount of each Bond (the "Recalculated Amount"). If on any Test Date - Bonds the Recalculated Amount exceeds the Lender Cash Cover Amount the relevant Fronting Bank will promptly notify in writing the relevant Affected Lender. Within five Business Days of receipt of such notice the relevant Affected Lender shall deposit into the Lender Cash Cover Account an amount equal to such excess. If on any Test Date - Bonds the Lender Cash Cover Amount exceeds the Recalculated Amount the relevant Fronting Bank will promptly notify in writing the relevant Affected Lender. Such Fronting Bank shall promptly pay such excess to the relevant Affected Lender (provided that the relevant Affected Lender has notified the relevant Fronting Bank of the bank account details to which such excess amount should be paid).

28.7.9 Subject to paragraph 28.7.8 above, the Lender Cash Cover Amount shall only be repaid or returned to the relevant Affected Lender by the Fronting Bank in the event that:

            (a)   the   relevant   Affected   Lender   again  meets  the  Rating
                  Requirements;

            (b) a Mandatory Prepayment Event occurs provided that if such event occurs under clause 12.2 (Mandatory prepayment - change of ownership) the Company or the relevant Bond Borrower has provided full cash cover in accordance with the terms of this Agreement; or

            (c)   an  acceleration  of the Facilities  occurs pursuant to clause
                  27.13 (Acceleration) and the Company or the relevant Bond Borrower has provided full cash cover in accordance with the terms of this Agreement.

            The Lender Cash Cover Amount otherwise remaining on deposit shall be repaid to the relevant Affected Lender on the Termination Date.

28.7.10 The relevant Affected Lender shall receive interest from the relevant Fronting Bank on the Lender Cash Cover Amount at commercial rates as agreed between the relevant Fronting Bank and the relevant Affected Lender during the period commencing on the date of deposit to the earlier of the date of repayment (in accordance with paragraph 28.7.8 above) and the date on which such amount


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            or  portion  thereof  shall be  utilised  to  satisfy  the  relevant
            Affected Lender's obligations in accordance with paragraph 28.7.6 above.

28.7.11 The provisions of this clause 28.7 will not affect the Lenders' or the Fronting Banks' rights against, or obligations to, each of the Obligors and, subject to any Lender Downgrade Transfer, the Lenders and the Fronting Banks shall continue to observe their obligations to the Obligors (including, without limitation, in respect of any transfers or assignments) as if the provisions of this clause did not exist.

28.7.12     For the purposes of this clause 28.7:

            "Eligible Transferee" means any bank or financial institution which meets the Rating Requirements;

            "Lender Cash Cover Account" means any account held with a Fronting Bank for the purposes of this clause 28.7;

            "Lender Cash Cover Amount" means, at any time, in relation to a Fronting Bank the amount standing to the credit of the relevant Lender Cash Cover Account; and

            "Mandatory Prepayment Event" means an event specified in clause 12.1 (Mandatory prepayment - Illegality) or clause 12.2 (Mandatory prepayment - change of ownership).

28.8        Assignment to Federal Reserve Bank

            Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement, without notice to or consent of any Party, to any U.S. Federal Reserve Bank provided that (i) no Lender shall be relieved of any of its obligations under this Agreement as a result of any such assignment and pledge and (ii) in no event shall such U.S. Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action under this Agreement.

28.9        The Register

            The Facilities Agent, acting solely for this purpose as an agent of the Obligors, shall maintain at one of its offices a copy of each assignment agreement and Transfer Certificate delivered to it and a register (the "Register") for the recordation of the names and addresses of each Lender and the commitments of and obligations owing to each Lender. The entries in the Register shall be conclusive and each Obligor, the Facilities Agent and each Lender may treat each Person whose name is recorded in the Register as a Lender notwithstanding any notice to the contrary. The Register shall be available for inspection by each Obligor at any reasonable time and from time to time upon reasonable prior notice.

28.10       Disclosure of information

28.10.1 Each Finance Party must keep confidential any information supplied to it by or on behalf of any Obligor in connection with the Finance Documents. However, a Finance Party is entitled to disclose information:


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            (a)   which is  publicly  available,  other  than as a  result  of a breach by that Finance Party of this clause 28.10;

            (b)   in connection with any legal or arbitration proceedings;

            (c)   if required to do so under any law or regulation;

            (d) to a governmental, banking, taxation or other regulatory authority;

            (e) to its professional advisers, where those professional advisers are bound by obligations of confidentiality in the conduct of their business or owe fiduciary obligations to that Finance Party;

            (f)   to the extent allowed under clause 28.10.2 below;

            (g)   to another Obligor; or

            (h)   with the agreement of the relevant Obligor.

28.10.2 A Finance Party may disclose to an Affiliate or any person with whom it may enter, or has entered into, any kind of transfer, participation or other agreement in relation to this Agreement (a "participant"):

            (a)   a copy of any Finance Document; and

            (b) any information which that Finance Party has acquired under or in connection with any Finance Document.

            However, before a participant may receive any confidential information, it must agree with the relevant Finance Party to keep that information confidential on the terms of clause 28.10.1 above by entering into a Confidentiality Undertaking or a similar undertaking in such other form as the Company shall approve.

28.10.3     This  clause   28.10   supersedes   any   previous   confidentiality
            undertaking given by a Finance Party in connection with this Agreement prior to it becoming a Party.

29          Changes to the Obligors

29.1        Assignments and transfer by the Obligors

            No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents without the prior consent of the Facilities Agent (acting on the instructions of all the Lenders).

29.2        Additional Borrowers

29.2.1 Subject to compliance with the provisions of clause 24.7 ("Know your customer" checks), the Company and/or Carnival plc may request that any of its direct or indirect wholly owned Subsidiaries becomes an Additional Borrower. That Subsidiary shall become an Additional Borrower if:


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            (a)   the Company  and/or  Carnival plc  delivers to the  Facilities
                  Agent a duly completed and executed Accession Letter;

            (b) the Facilities Agent is satisfied (acting reasonably) that the guarantee of the Company or Carnival plc under clause 22 will cover the obligations of its Subsidiary;

            (c)   the Subsidiary is incorporated in an Approved Jurisdiction;

            (d) the Company and/or Carnival plc confirms that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Borrower; and

            (e) the Facilities Agent has received all of the documents and other evidence listed in Part 2 of Schedule 2 (Conditions precedent) in relation to that Additional Borrower, each in form and substance satisfactory to the Facilities Agent.

29.2.2 The Facilities Agent shall notify the Company or Carnival plc as appropriate and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part 2 of Schedule 2 (Conditions precedent).

29.2.3 Delivery of an Accession Letter, duly executed by the relevant Subsidiary and the Company or Carnival plc as appropriate, to the Facilities Agent constitutes confirmation by that Subsidiary that the Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

29.3        Resignation of a Borrower

29.3.1 The Company or Carnival plc may request that a Borrower (other than the Company or Carnival plc) ceases to be a Borrower by delivering to the Facilities Agent a Resignation Letter.

29.3.2 The Facilities Agent shall accept a Resignation Letter and notify the Company or Carnival plc, as the case may be, and the Lenders of its acceptance if:

            (a) no Default is outstanding or would result from the acceptance of the Resignation Letter (and the Company or, as the case may be, Carnival plc has confirmed this is the case in the Resignation Letter); and

            (b) no amount owed by that Borrower under the Finance Documents is still outstanding,

            whereupon that company shall cease to be a Borrower and shall have no further rights or obligations under the Finance Documents.

29.3.3 In the event that a Borrower ceases to be a direct or indirect wholly owned Subsidiary of the Company and/or Carnival plc, the Company or Carnival plc, as appropriate, will procure that such Borrower repays in full all amounts owed by that Borrower under the Finance Documents and that it ceases to be a Borrower under clause 29.3.1, in each case within ten Business Days of such Borrower ceasing to be a direct or indirect wholly owned Subsidiary of the Company and/or Carnival plc.


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30          Role of the Facilities Agent, the Arrangers and the Fronting Banks

30.1        Appointment of the Facilities Agent

30.1.1 Each other Finance Party appoints the Facilities Agent to act as its agent under and in connection with the Finance Documents.

30.1.2 Each other Finance Party authorises the Facilities Agent to exercise the rights, powers, authorities and discretions specifically given to the Facilities Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

30.2        Duties of the Facilities Agent

30.2.1 The Facilities Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Facilities Agent for that Party by any other Party.

30.2.2 Except where a Finance Document specifically provides otherwise, the Facilities Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

30.2.3 If the Facilities Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Finance Parties and (except where such notice is received from the Company or Carnival plc) the Company or Carnival plc.

30.2.4 If the Facilities Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Facilities Agent or the Arrangers) under this Agreement it shall promptly notify the other Finance Parties and the Company.

30.2.5 The Facilities Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

30.3        Role of the Arrangers

            Except as specifically provided in the Finance Documents, no Arranger has any obligations of any kind to any other Party under or in connection with any Finance Document.

30.4        No fiduciary duties

30.4.1 Except as specifically provided for in a Finance Document, nothing in the Finance Documents makes the Facilities Agent, the Arrangers or the Fronting Banks a trustee or fiduciary for any other Party or any other person.

30.4.2 The Facilities Agent, any Arranger or any Fronting Bank shall not be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.


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30.5        Business with the Carnival Corporation & plc Group

            The Facilities Agent, the Arrangers and the Fronting Banks may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Carnival Corporation & plc Group.

30.6        Rights and  discretions  of the  Facilities  Agent and each Fronting
            Bank

30.6.1 The Facilities Agent and, without prejudice to clause 7.2.2, each Fronting Bank may rely on:

            (a) any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

            (b) any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

30.6.2 The Facilities Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

            (a) no Default has occurred (unless it has actual knowledge of a Default arising under clause 27.2 (Non-payment));

            (b) any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised; and

            (c) any notice or request made by the Company (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors.

30.6.3 The Facilities Agent and each Fronting Bank may engage, pay for and rely on the advice or services of any lawyers, accountants or other experts.

30.6.4 The Facilities Agent and each Fronting Bank may act in relation to the Finance Documents through its personnel and agents.

30.6.5      The Facilities Agent may disclose to any other Party any information
            it  reasonably   believes  it  has  received  as  agent  under  this
            Agreement.

30.6.6 Notwithstanding any other provision of any Finance Document to the contrary, neither the Facilities Agent nor any Arranger is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

30.7        Majority Lenders' instructions

30.7.1 Unless a contrary indication appears in a Finance Document, the Facilities Agent shall (a) exercise any right, power, authority or discretion vested in it as Facilities Agent in accordance with any


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            instructions  given  to  it  by  the  Majority  Lenders  (or,  if so instructed by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it as Facilities Agent) and (b) not be liable for any act (or omission) if it acts
            (or  refrains  from  taking  any  action)  in  accordance   with  an
            instruction of the Majority Lenders.

30.7.2 Unless a contrary indication appears in a Finance Document, any instructions given by the Majority Lenders will be binding on all the Finance Parties.

30.7.3 The Facilities Agent may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders) until it has received such security as it may require for any cost, loss or liability (together with any associated VAT) which it may incur in complying with the instructions.

30.7.4 In the absence of instructions from the Majority Lenders, (or, if appropriate, the Lenders) the Facilities Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

30.7.5 The Facilities Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document.

30.8        Responsibility for documentation

            Neither the Facilities Agent nor any Arranger nor any Fronting Bank:

            (a) is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by the Facilities Agent, an Arranger, an Obligor or any other person given in or in connection with any Finance Document; or

            (b) is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Finance Document.

30.9        Exclusion of liability

30.9.1 Without limiting clause 30.9.2 below, neither the Facilities Agent nor any Fronting Bank will be liable for any action taken by it under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

30.9.2 No Party (other than the Facilities Agent or any Fronting Bank) may take any proceedings against any officer, employee or agent of the Facilities Agent or any Fronting Bank in respect of any claim it might have against the Facilities Agent or any Fronting Bank or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Facilities Agent may rely on this clause and enforce its terms under the Third Parties Act.

30.9.3 The Facilities Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Facilities Agent if the Facilities Agent has taken all necessary steps as soon
            as  reasonably   practicable  to  comply  with


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            the regulations or operating  procedures of any recognised  clearing or settlement system used by the Facilities Agent for that purpose.

30.9.4 Nothing in this Agreement shall oblige the Facilities Agent or the Arrangers to carry out any "know your customer" or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Facilities Agent and the Arrangers that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Facilities Agent or the Arrangers.

30.10       Lenders' indemnity to the Facilities Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Facilities Agent, within three Business Days of demand, against any cost, loss or liability incurred by the Facilities Agent (otherwise than by reason of the Facilities Agent's gross negligence or wilful misconduct) in acting as Facilities Agent under the Finance Documents (unless the Facilities Agent has been reimbursed by an Obligor pursuant to a Finance Document).

30.11       Resignation of the Facilities Agent

30.11.1 The Facilities Agent may resign and with the prior written consent of the Company (not to be unreasonably withheld or delayed) appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Company.

30.11.2 Alternatively the Facilities Agent may resign by giving notice to the other Finance Parties and the Company, in which case the Majority Lenders may with the prior written consent of the Company (not to be unreasonably withheld or delayed) appoint a successor Facilities Agent.

30.11.3 If the Majority Lenders have not appointed a successor Facilities Agent in accordance with clause 30.11.2 above within 30 days after notice of resignation was given, the Facilities Agent may with the prior written consent of the Company (not to be unreasonably withheld or delayed) appoint a successor Facilities Agent.

30.11.4 The retiring Facilities Agent shall, at its own cost, make available to the successor Facilities Agent such documents and records and provide such assistance as the successor Facilities Agent may reasonably request for the purposes of performing its functions as Facilities Agent under the Finance Documents.

30.11.5 The Facilities Agent's resignation notice shall only take effect upon the appointment of a successor.

30.11.6 Upon the appointment of a successor, the retiring Facilities Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this clause 30. Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.


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30.11.7     After  consultation  with the Company,  the Majority Lenders may, by notice to the Facilities Agent, require it to resign in accordance with clause 30.11.2 above. In this event, the Facilities Agent shall resign in accordance with clause 30.11.2 above.

30.12       Confidentiality

30.12.1 In acting as agent for the Finance Parties, the Facilities Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

30.12.2 If information is received by another division or department of the Facilities Agent, it may be treated as confidential to that division or department and the Facilities Agent shall not be deemed to have notice of it.

30.13       Relationship with the Lenders

30.13.1 The Facilities Agent may treat each Lender as a Lender, entitled to payments under this Agreement and acting through its Facility Office unless it has received not less than five Business Days prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

30.13.2 Each Lender shall supply the Facilities Agent with any information required by the Facilities Agent in order to calculate the Mandatory Cost in accordance with Schedule 4 (Mandatory Cost formulae).

30.13.3     Credit appraisal by the Lenders

            Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Facilities Agent and each relevant Fronting Bank and each Arranger that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

            (a) the financial condition, status and nature of each member of the Carnival Corporation & plc Group;

            (b) the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

            (c) whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

            (d) the adequacy, accuracy and/or completeness of any information provided by the Facilities Agent, any Party or by any other person under or in connection with any Finance Document,


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                  the transactions  contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

30.14       Reference Banks

            If a Reference Bank (or, if a Reference Bank is not a Lender, the Lender of which it is an Affiliate) ceases to be a Lender, the Facilities Agent shall, with the prior written consent of the Company, appoint another Lender or an Affiliate of a Lender to replace that Reference Bank.

30.15       Deduction from amounts payable by the Facilities Agent

            If a Lender owes an amount to the Facilities Agent under the Finance Documents the Facilities Agent may, after giving notice to that Lender, deduct an amount not exceeding that amount from any payment to that Lender which the Facilities Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Lender shall be regarded as having received any amount so deducted.

31          Conduct of business by the Finance Parties

31.1        No provision of this Agreement will:

            (a) interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

            (b) oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

            (c) oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

32          Sharing among the Finance Parties

32.1        Payments to Finance Parties

            If a Finance Party (a Recovering Finance Party) receives or recovers any amount from an Obligor other than in accordance with clause 33 (Payment mechanics) and applies that amount to a payment due under the Finance Documents then:

            (a) the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Facilities Agent;

            (b) the Facilities Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Facilities Agent and distributed in accordance with clause 33


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                  (Payment  mechanics),  without taking account of any Tax which would be imposed on the Facilities Agent in relation to the receipt, recovery or distribution; and

            (c) the Recovering Finance Party shall, within three Business Days of demand by the Facilities Agent, pay to the Facilities Agent an amount (the Sharing Payment) equal to such receipt or recovery less any amount which the Facilities Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with clause 33.5 (Partial payments).

32.2        Redistribution of payments

            The Facilities Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) in accordance with clause 33.5 (Partial payments).

32.3        Recovering Finance Party's rights

32.3.1 On a distribution by the Facilities Agent under clause 32.2 (Redistribution of payments), the Recovering Finance Party will be subrogated to the rights of the Finance Parties which have shared in the redistribution.

32.3.2 If and to the extent that the Recovering Finance Party is not able to rely on its rights under clause 32.3.1 above, the relevant Obligor shall be liable to the Recovering Finance Party for a debt equal to the Sharing Payment which is immediately due and payable.

32.4        Reversal of redistribution

            If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

            (a) each Finance Party which has received a share of the relevant Sharing Payment pursuant to clause 32.2 (Redistribution of payments) shall, upon request of the Facilities Agent, pay to the Facilities Agent for account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay); and

            (b) that Recovering Finance Party's rights of subrogation in respect of any reimbursement shall be cancelled and the relevant Obligor will be liable to the reimbursing Lender for the amount so reimbursed.

32.5        Exceptions

32.5.1 This clause 32 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this clause, have a valid and enforceable claim against the relevant Obligor.


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32.5.2      A  Recovering  Finance  Party is not obliged to share with any other
            Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

            (a)   it  notified   that  other  Finance  Party  of  the  legal  or
                  arbitration proceedings; and

            (b) that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

33          Payment mechanics

33.1        Payments to the Facilities Agent

33.1.1 On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Facilities Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Facilities Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

33.1.2 Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in a Participating Member State or London) with such bank as the Facilities Agent specifies by not less than five Business Days' prior notice.

33.2        Distributions by the Facilities Agent

            Each payment received by the Facilities Agent under the Finance Documents for another Party shall, subject to clause 33.3 (Distributions to an Obligor) and clause 33.4 (Clawback) be made available by the Facilities Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Facilities Agent by not less than five Business Days' notice with a bank in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London).

33.3        Distributions to an Obligor

            The Facilities Agent may (with the consent of the Obligor or in accordance with clause 34 (Set-off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

33.4        Clawback

33.4.1 Where a sum is to be paid to the Facilities Agent under the Finance Documents for another Party, the Facilities Agent is not obliged to pay that sum to that other Party (or to enter into or perform any


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            related  exchange  contract)  until it has been able to establish to its satisfaction that it has actually received that sum.

33.4.2 If the Facilities Agent pays an amount to another Party and it proves to be the case that the Facilities Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Facilities Agent shall on demand refund the same to the Facilities Agent together with interest on that amount from the date of payment to the date of receipt by the Facilities Agent, calculated by the Facilities Agent to reflect its cost of funds.

33.5        Partial payments

33.5.1 If the Facilities Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Facilities Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

            (a) first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Facilities Agent and any Fronting Bank under the Finance Documents;

            (b)   secondly,  in or  towards  payment  pro  rata  of any  accrued
                  interest,   fee  or  commission  due  but  unpaid  under  this
                  Agreement;

            (c) thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement and any amount due but unpaid under clause 7.3 (Indemnities) or clause 9.4 (Indemnities); and

            (d) fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

33.5.2 The Facilities Agent shall, if so directed by the Majority Lenders, vary the order set out in clauses 33.5.1(b) to 33.5.1(d) above.

33.5.3 Clauses 33.5.1 and 33.5.2 above will override any appropriation made by an Obligor.

33.6        No set-off by Obligors

            All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

33.7        Business Days

33.7.1 Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).


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33.7.2      During any extension of the due date for payment of any principal or
            Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

33.8        Currency of account

33.8.1 Subject to clauses 33.8.2 to 33.8.5 below, in respect of each Tranche, the Base Currency for that Tranche is the currency of account and payment for any sum due from an Obligor under any Finance Document.

33.8.2 A repayment of a Utilisation or Unpaid Sum or a part of a Utilisation or Unpaid Sum shall be made in the currency in which that Utilisation or Unpaid Sum is denominated on its due date.

33.8.3 Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated when that interest accrued.

33.8.4 Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

33.8.5 Any amount expressed to be payable in a currency shall be paid in that other currency.

33.9        Change of currency

33.9.1 Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

            (a) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facilities Agent (after consultation with the Company); and

            (b) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facilities Agent (acting reasonably).

33.9.2 If a change in any currency of a country occurs, this Agreement will, to the extent the Facilities Agent (acting reasonably and after consultation with the Company) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

34          Set-off

34.1.1 If an Event of Default has occurred and is outstanding, a Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any obligation (whether or not matured) owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the


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            obligations  are in  different  currencies,  the  Finance  Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

34.1.2 The Finance Party shall notify the Company and the relevant Obligor as soon as practicable after any set-off is effected under this clause giving reasonable details of the amounts and accounts involved.

35          Notices

35.1        Communications in writing

            Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

35.2        Addresses

35.2.1 The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

            (a) in the case of the Company, that identified with its name below;

            (b) in the case of Carnival plc, that identified with its name below;

            (c) in the case of Costa Crociere S.p.A., that identified with its name below;

            (d) in the case of CC U.S. Ventures, Inc., that identified with its name below;

            (e) in the case of Holland America Line Inc., that identified with its name below;

            (f) in the case of Princess Cruise & Tours, Inc., that identified with its name below;

            (g) in the case of each Lender or any other Original Obligor, that notified in writing to the Facilities Agent on or prior to the date on which it becomes a Party; and

            (h) in the case of the Facilities Agent, that identified with its name below,

            or any substitute address, fax number or department or officer as the Party may notify to the Facilities Agent (or the Facilities Agent may notify to the other Parties, if a change is made by the Facilities Agent) by not less than five Business Days' notice.

35.2.2 The address, fax number and telex number (and the department or officer, if any, for whose attention the communication is to be made) of each Fronting Bank for any communication or document to be made or delivered under or in connection with the Finance Documents is that notified in writing to the Facilities Agent prior to the Signing Date or upon its appointment as a Fronting Bank, or any substitute address, fax number, telex number or department or officer as each Fronting Bank may notify to the Facilities Agent by not less than five Business Days' notice.


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35.2.3      The contact details of the Company for this purpose are:

            Address: Carnival Corporation, 3655 NW 87th Avenue, Miami,
                     Florida 33133
            Fax number: + 1 305 406 6480
            Attention: Treasurer; and

            Address: Carnival Corporation, 3655 NW 87th Avenue, Miami,
                     Florida 33133
            Fax number: +1 305 406 4758
            Attention: General Counsel

35.2.4      The contact details of Carnival plc for this purpose are:

            Address: Carnival plc, 5 Gainsford Street, London, SE1 2NE, England Fax number: 0207 940 5382
            Tel number: 0207 940 5383
            Attention: Corporation Counsel

35.2.5      The contact details of Costa Crociere S.p.A. for this purpose are:

            Address: Costa Crociere S.p.A., Via XII Ottobre 2, 16121,
                     Genoa, Italy
            Fax number: + 39 010 548 3446
            Attention: Cristina Gado, Treasurer

            with a copy to:

            Address: Carnival Corporation, 3655 NW 87th Avenue, Miami,
                     Florida 33133
            Fax number: + 1 305 406 6480
            Attention: Treasurer; and

            Address: Carnival Corporation, 3655 NW 87th Avenue, Miami,
                     Florida 33133
            Fax number: +1 305 406 4758
            Attention: General Counsel

35.2.6      The contact details of CC U.S. Ventures, Inc. for this purpose are:

            Address: c/o Carnival Corporation, 3655 NW 87th Avenue, Miami,
                     Florida 33133
            Fax number: + 1 305 406 6480
            Attention: Treasurer; and

            Address: c/o Carnival Corporation, 3655 NW 87th Avenue, Miami,
                     Florida 33133
            Fax number: +1 305 406 4758
            Attention: General Counsel


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35.2.7      The contact  details of Holland  America  Line Inc. for this purpose are:

            Address: Holland America Line Inc., 300 Elliott Avenue West,
                     Seattle, Washington, 98119
            Fax number: + 1 206 286 3936
            Attention: Todd W. Kimmel, Treasurer

            with a copy to:

            Address: Carnival Corporation, 3655 NW 87th Avenue, Miami,
                     Florida 33133
            Fax number: + 1 305 406 6480
            Attention: Treasurer; and

            Address: Carnival Corporation, 3655 NW 87th Avenue, Miami,
                     Florida 33133
            Fax number: +1 305 406 4758
            Attention: General Counsel

35.2.8 The contact details of Princess Cruise & Tours, Inc. for this purpose are:

            Address: Princess Cruise & Tours, Inc., 24305 Town Center Drive,
                     Santa Clarita, California, 91355
            Fax number: + 1 661 753 1510
            Attention: Alan B. Buckelew, Executive Vice President and Treasurer

            with a copy to:

            Address: Carnival Corporation, 3655 NW 87th Avenue, Miami,
                     Florida 33133
            Fax number: + 1 305 406 6480
            Attention: Treasurer; and

            Address: Carnival Corporation, 3655 NW 87th Avenue, Miami,
                     Florida 33133
            Fax number: +1 305 406 4758
            Attention: General Counsel

35.2.9      The contact details of the Facilities Agent for this purpose are:

            For Operational Issues (Drawdowns; Rollovers, Rate Fixing: Fee Claims etc)

            The Royal Bank of Scotland plc

            Level 3
            2-5 Devonshire Square
            London
            EC2M 4XJ

            Attention: Loans Administration / LAU

            Fax Number: 44 (0) 20 7615 7673


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

            For Non Operational Issues (Covenants; Amendments & Waivers etc)

            The Royal Bank of Scotland plc
            Level 7
            135 Bishopsgate
            London
            EC2M 3UR

            Attention: Philip A. Pentney, Head of Syndicated Loans Agency

            Fax No: 44 (0) 20 7085 4564

            Telephone Number: 44 (0) 20 7085 8739

            E-Mail: philip.pentney@rbos.com

35.3        Delivery

35.3.1 Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

            (a)   if delivered in person, at the time of delivery;

            (b)   if by way of fax, when received in legible form; or

            (c) if by post, five days after being deposited in the post postage prepaid in an envelope correctly addressed.

35.3.2 Any communication or document to be made or delivered to the Facilities Agent will be effective only when actually received by the Facilities Agent.

35.3.3 A communication given under clause 35.3.1 but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

35.3.4 All notices from or to an Obligor shall be sent through the Facilities Agent.

35.3.5 Any communication or document made or delivered to the Company in accordance with this clause will be deemed to have been made or delivered to each of the Obligors.

35.4        Notification of address and fax number

            Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to clause 35.2 (Addresses) or changing its own address or fax number, the Facilities Agent shall notify the other Parties.


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35.5        Electronic communication

35.5.1 Any communication to be made between the Facilities Agent and a Lender under or in connection with the Finance Documents may be made by electronic mail or other electronic means, if the Facilities Agent and the relevant Lender:

            (a) agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

            (b) notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

            (c) notify each other of any change to their address or any other such information supplied by them.

35.5.2 Any electronic communication made between the Facilities Agent and a Lender will be effective only when actually received in readable form and in the case of any electronic communication made by a Lender to the Facilities Agent only if it is addressed in such a manner as the Facilities Agent shall specify for this purpose.

35.6        English language

35.6.1 Any notice given under or in connection with any Finance Document must be in English.

35.6.2 All other documents provided under or in connection with any Finance Document must be:

            (a)   in English; or

            (b) if not in English, and if so required by the Facilities Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

36          Calculations and certificates

36.1        Accounts

            In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

36.2        Certificates and Determinations

            Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates. The Facilities Agent shall provide reasonable details to support such calculation upon the Company's request.


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36.3        Day count convention

            Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days in relation to Sterling or 360 days in relation to any other currency or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice.

37          Partial invalidity

            If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

38          Remedies and waivers

            No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

39          Amendments and waivers

39.1        Required consents

39.1.1 Subject to clause 39.2 (Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Obligors and any such amendment or waiver will be binding on all Parties.

39.1.2 The Facilities Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this clause.

39.2        Exceptions

39.2.1 An amendment or waiver that has the effect of changing or which relates to:

            (a)   the   definition   of   Majority   Lenders   in   clause   1.1
                  (Definitions);

            (b) an extension to the date of payment of any amount under the Finance Documents other than pursuant to clause 4.2;

            (c) a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees (other than fronting fees payable pursuant to clause 16.5) or commission payable;


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

            (d) an increase in or an extension of any Tranche A Commitment, Tranche B Commitment and/or Tranche C Commitment other than pursuant to clause 4.2;

            (e) a change to the Borrowers or Guarantors other than in accordance with clause 29 (Changes to the Obligors);

            (f) any provision which expressly requires the consent of all the Lenders; or

            (g) clause 2.2 (Finance Parties' rights and obligations), clause 28 (Changes to the Lenders) or this clause 39,

            shall not be made without the prior consent of all the Lenders.

39.2.2 An amendment or waiver which relates to the rights or obligations of the Facilities Agent or an Arranger when acting in that capacity may not be effected without the consent of the Facilities Agent or the Arrangers.

39.2.3 Notwithstanding any other provision of this Agreement, an amendment or waiver which relates to the rights or obligations of a Fronting Bank when acting in that capacity may not be effected without the consent of that Fronting Bank.

40          Counterparts

            Each Finance Document may be executed in any number of counterparts,
            and  this  has  the  same  effect  as  if  the   signatures  on  the
            counterparts were on a single copy of the Finance Document.

41          Governing law

            This Agreement is governed by English law.

42          Enforcement

42.1        Jurisdiction

42.1.1 The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a Dispute).

42.1.2      The  Parties   agree  that  the  courts  of  England  are  the  most
            appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

42.1.3 This clause 42.1 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.


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

42.2        Service of process

42.2.1 Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

            (a) irrevocably appoints Carnival plc (and Carnival plc hereby accepts each such appointment) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

            (b) agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

42.3        Waiver of Jury Trial

            Each of the parties to this Agreement irrevocably waives trial by jury in any action or proceeding with respect to this Agreement or any of the Finance Documents.

43          USA PATRIOT Act

            Each Lender hereby notifies each Obligor that pursuant to the requirements of the USA Patriot Act, such Lender is required to obtain, verify and record information that identifies such Obligor, which information includes the name and address of such Obligor and other information that will allow such Lender to identify such Obligor in accordance with the USA PATRIOT Act.

44          Summary Document

            The Summary Document is set out in Schedule 12 solely to provide a summary of the main terms and conditions of the Agreement for the purposes of the Bank of Italy's instructions on the transparency of banking transactions and services (Istruzioni di vigilanza per le banche, Titolo X, Capitolo 1). The parties agree that the Summary Document is not intended to amend, supplement or interpret this Agreement. In case of inconsistency between this Agreement and the Summary Document, this Agreement will prevail for all purposes.

            This Agreement has been entered into on the date stated at the beginning of this Agreement.


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

                                   Schedule 1

                              The Original Parties

                                     Part 1
                             The Original Borrowers

Name of Subsidiaries of the Company and Carnival plc

      1 Costa Crociere S.p.A. (a company organised and existing under the laws of Italy as a societa per azioni, with fully paid-up share capital equal to Euro 365.364.504,00, having its registered office in Genoa (Italy), via XII Ottobre 2, registered with the Companies' Register (Registro delle Imprese) of Genoa under no. 02545900108, Repertorio Economico Amministrativo no. 279842)

      2 CC U.S. Ventures, Inc. (a company organised and existing under the laws of Delaware the United States)

      3 Holland America Line Inc. (a company organised and existing under the laws of Washington the United States)

      4 Princess Cruise & Tours, Inc. (a company organised and existing under the laws of Delaware the United States)

                                     Part 2
                     The Original Lenders - Loan Commitments

(a)   Tranche A Commitment

      Name of Original Lender                                   Amount (USD)

      Bank of America, N.A                                      48,866,754.75

      Barclays Bank PLC                                         48,866,754.75

      JPMorgan Chase Bank, N.A                                  48,866,754.75

      The Royal Bank of Scotland plc                            48,866,754.75

      BNP Paribas                                               48,866,754.75

      SANPAOLO IMI S.p.A                                        48,866,754.75

      Citibank, N.A                                             39,093,403.80

      Deutsche Bank AG London Branch                            39,093,403.80

      KfW                                                       61,662,093.03

      HSBC Bank plc                                             39,093,403.80

      Lloyds TSB Bank plc                                       61,662,093.03

      Mizuho Corporate Bank. Ltd.,                              61,662,093.03

      Banca di Roma - London Branch                             39,093,403.80

      Banca Intesa S.p.A                                        39,093,403.80

      Banca Nazionale del Lavoro SpA, New York Branch           39,093,403.80

      Merrill Lynch Bank USA                                    61,662,093.03

      Societe Generale                                          39,093,403.80

      SunTrust Bank                                             61,662,093.03

      UBS Limited                                               61,662,093.03

      UniCredito Italiano - New York Branch                     39,093,403.80

      Australia and New Zealand Banking Group Limited           30,831,046.51

      Banco Bilbao Vizcaya Argentaria S.A                       19,546,701.90

      Commerzbank Aktiengesellschaft                            19,546,701.90

      DnB NOR Bank ASA                                          30,831,046.51

      National Australia Bank Limited                           30,831,046.51

      Sumitomo Mitsui Banking Corporation, New York Branch      30,831,046.51

      US Bank, N.A                                              30,831,046.51

      Wells Fargo Bank, National Association                    30,831,046.51

                                                             Total 1,200,000,000


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

(b)   Tranche B Commitment

      Name of Original Lender                                   Amount (euro)

      Bank of America, N.A                                      30,303,030.30

      Barclays Bank PLC                                         30,303,030.30

      JPMorgan Chase Bank, N.A                                  30,303,030.30

      The Royal Bank of Scotland plc                            30,303,030.30

      BNP Paribas                                               30,303,030.30

      SANPAOLO IMI S.p.A                                        30,303,030.30

      Citibank, N.A. - Milan Branch                             24,242,424.24

      Deutsche Bank SpA                                         24,242,424.24

      KfW                                                             0

      HSBC Bank plc                                             24,242,424.24

      Lloyds TSB Bank plc                                             0

      Mizuho Corporate Bank. Ltd.,                                    0

      Banca di Roma - London Branch                             24,242,424.24

      Banca Intesa S.p.A                                        24,242,424.24

      Banca Nazionale del Lavoro SpA, New York Branch           24,242,424.24

      Merrill Lynch Bank USA                                          0

      Societe Generale                                          24,242,424.24

      SunTrust Bank                                                   0

      UBS Limited                                                     0

      UniCredito Italiano - New York Branch                     24,242,424.24

      Australia and New Zealand Banking Group Limited                 0

      Banco Bilbao Vizcaya Argentaria S.A                       12,121,212.12

      Commerzbank Aktiengesellschaft                            12,121,212.12

      DnB NOR Bank ASA                                                0

      National Australia Bank Limited                                 0

      Sumitomo Mitsui Banking Corporation, New York Branch            0

      US Bank, N.A                                                    0

      Wells Fargo Bank, National Association                          0

                                                              Total 400,000,000


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

(c)   Tranche C Commitment

      Name of Original Lender                                 Amount (Sterling)

      Bank of America, N.A                                      8,144,459.13

      Barclays Bank PLC                                         8,144,459.13

      JPMorgan Chase Bank, N.A                                  8,144,459.13

      The Royal Bank of Scotland plc                            8,144,459.13

      BNP Paribas                                               8,144,459.13

      SANPAOLO IMI S.p.A                                        8,144,459.13

      Citibank, N.A                                             6,515,567.30

      Deutsche Bank AG London Branch                            6,515,567.30

      KfW                                                       10,277,015.50

      HSBC Bank plc                                             6,515,567.30

      Lloyds TSB Bank plc                                       10,277,015.50

      Mizuho Corporate Bank. Ltd.,                              10,277,015.50

      Banca di Roma - London Branch                             6,515,567.30

      Banca Intesa S.p.A                                        6,515,567.30

      Banca Nazionale del Lavoro SpA, New York Branch           6,515,567.30

      Merrill Lynch Bank USA                                    10,277,015.50

      Societe Generale                                          6,515,567.30

      SunTrust Bank                                             10,277,015.50

      UBS Limited                                               10,277,015.50

      UniCredito Italiano - New York Branch                     6,515,567.30

      Australia and New Zealand Banking Group Limited           5,138,507.75

      Banco Bilbao Vizcaya Argentaria S.A                       3,257,783.65

      Commerzbank Aktiengesellschaft                            3,257,783.65

      DnB NOR Bank ASA                                          5,138,507.75

      National Australia Bank Limited                           5,138,507.75

      Sumitomo Mitsui Banking Corporation, New York Branch      5,138,507.75

      US Bank, N.A                                              5,138,507.75

      Wells Fargo Bank, National Association                    5,138,507.75

                                                              Total 200,000,000


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

                                     Part 3
                                   [Not Used]

                                     Part 4
           The Original Swingline Lenders - Swingline Loan Commitments

(a)   Swingline Tranche A Commitment

      Name of Original Swingline Lender                       Amount (USD)

      Bank of America, N.A                                    48,747,120.60

      Barclays Bank PLC                                       48,747,120.60

      JPMorgan Chase Bank, N.A                                48,747,120.60

      The Royal Bank of Scotland plc                          48,747,120.60

      BNP Paribas                                             48,747,120.60

      SANPAOLO IMI S.p.A                                      48,747,120.60

      Citibank, N.A                                           38,997,696.48

      Deutsche Bank AG New York Branch                        38,997,696.48

      KfW                                                           0

      HSBC Bank plc                                           38,997,696.48

      Lloyds TSB Bank plc                                     61,511,133.70

      Mizuho Corporate Bank, Ltd.                             61,511,133.70

      Banca di Roma - London Branch                           38,997,696.48

      Banca Intesa S.p.A                                      38,997,696.48

      Banca Nazionale del Lavoro SpA, New York Branch               0

      Merrill Lynch Bank USA                                        0

      Societe Generale                                        38,997,696.48

      SunTrust Bank                                                 0

      UBS Loan Finance LLC                                    61,511,133.70

      UniCredito Italiano - New York Branch                         0

      Australia and New Zealand Banking Group Limited               0

      Banco Bilbao Vizcaya Argentaria S.A                     19,498,848.24

      Commerzbank Aktiengesellschaft                          19,498,848.24

      DnB NOR Bank ASA                                              0

      National Australia Bank Limited                               0

      Sumitomo Mitsui Banking Corporation, New York Branch          0

      US Bank, N.A                                                  0

      Wells Fargo Bank, National Association                        0

                                                            Total 750,000,000


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

(b)   Swingline Tranche B Commitment

      Name of Original Swingline Lender                       Amount (euro)

      Bank of America, N.A                                    30,172,413.79

      Barclays Bank PLC                                       30,172,413.79

      JPMorgan Chase Bank, N.A                                30,172,413.79

      The Royal Bank of Scotland plc                          30,172,413.79

      BNP Paribas                                             30,172,413.79

      SANPAOLO IMI S.p.A                                      30,172,413.79

      Citibank, N.A. - Milan Branch                           24,137,931.03

      Deutsche Bank SpA                                       24,137,931.03

      KfW                                                           0

      HSBC Bank plc                                           24,137,931.03

      Lloyds TSB Bank plc                                           0

      Mizuho Corporate Bank. Ltd.,                                  0

      Banca di Roma - London Branch                           24,137,931.03

      Banca Intesa S.p.A                                      24,137,931.03

      Banca Nazionale del Lavoro SpA, New York Branch               0

      Merrill Lynch Bank USA                                        0

      Societe Generale                                        24,137,931.03

      SunTrust Bank                                                 0

      UBS Limited                                                   0

      UniCredito Italiano - New York Branch                         0

      Australia and New Zealand Banking Group Limited               0

      Banco Bilbao Vizcaya Argentaria S.A                     12,068,965.52

      Commerzbank Aktiengesellschaft                          12,068,965.52

      DnB NOR Bank ASA                                              0

      National Australia Bank Limited                               0

      Sumitomo Mitsui Banking Corporation, New York Branch          0

      US Bank, N.A                                                  0

      Wells Fargo Bank, National Association                        0

                                                            Total 350,000,000


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

(c)   Swingline Tranche C Commitment

      Name of Original Swingline Lender                     Amount (Sterling)

      Bank of America, N.A                                    8,124,520.10

      Barclays Bank PLC                                       8,124,520.10

      JPMorgan Chase Bank, N.A                                8,124,520.10

      The Royal Bank of Scotland plc                          8,124,520.10

      BNP Paribas                                             8,124,520.10

      SANPAOLO IMI S.p.A                                      8,124,520.10

      Citibank, N.A                                           6,499,616.08

      Deutsche Bank AG London Branch                          6,499,616.08

      KfW                                                           0

      HSBC Bank plc                                           6,499,616.08

      Lloyds TSB Bank plc                                     10,251,855.62

      Mizuho Corporate Bank, Ltd.                             10,251,855.62

      Banca di Roma - London Branch                           6,499,616.08

      Banca Intesa S.p.A                                      6,499,616.08

      Banca Nazionale del Lavoro SpA, New York Branch               0

      Merrill Lynch Bank USA                                        0

      Societe Generale                                        6,499,616.08

      SunTrust Bank                                                 0

      UBS Limited                                             10,251,855.62

      UniCredito Italiano - New York Branch                         0

      Australia and New Zealand Banking Group Limited               0

      Banco Bilbao Vizcaya Argentaria S.A                     3,249,808.04

      Commerzbank Aktiengesellschaft                          3,249,808.04

      DnB NOR Bank ASA                                              0

      National Australia Bank Limited                               0

      Sumitomo Mitsui Banking Corporation, New York Branch          0

      US Bank, N.A                                                  0

      Wells Fargo Bank, National Association                        0

                                                            Total 125,000,000

                                     Part 5
                           The Original Fronting Banks

Bank of America, N.A.

The Royal Bank of Scotland plc

SANPAOLO IMI S.p.A.


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

                                   Schedule 2

                              Conditions Precedent

                                     Part 1
                   Conditions precedent to initial Utilisation

Original Obligors

1     A copy of the constitutional documents of each Original Obligor.

2 A copy of a resolution of the board of directors or executive committee thereof of each Original Obligor (and, if required by its existing by-laws, a copy of the resolution of the Shareholders' Meeting of Costa Crociere S.p.A.), approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party.

3 A specimen of the signature of each person who executes the Finance Documents and who is authorised on behalf of an Original Obligor to execute or witness the execution of any Finance Document or to sign or send any document or notice in connection with any Finance Document.

4     A certificate of an authorised signatory of the Company:

      (a) confirming that utilising or (with respect to the Company and Carnival plc) guaranteeing the Total Tranche A Commitments, the Total Tranche B Commitments and the Total Tranche C Commitments (or, in the case of Costa Crociere S.p.A., utilising the Total Tranche B Commitments) in full would not breach any limit binding on any Original Obligor;

      (b)   certifying  that  each  copy  document  specified  in Part 1 of this
            Schedule is correct, complete and in full force and effect as at a date no earlier than the Signing Date; and

      (c)   confirming  which companies are Material  Subsidiaries and providing
            reasonable   details   of  the   calculations   used  to  make  such
            determinations.

5 A copy of a good standing certificate with respect to each US Borrower, issued as of a recent date by the Secretary of State or other appropriate official of each US Borrower's jurisdiction of incorporation or organisation.

6 A certificate of registration (certificato di iscrizione) of Costa Crociere S.p.A. with the relevant Companies' Register dated not earlier than five Business Days prior to the execution of this Agreement, confirming that no insolvency procedures have been started in relation to Costa Crociere S.p.A.

Legal opinions

7 A legal opinion of Clifford Chance, English law legal advisers to the Arrangers and the Facilities Agent, addressed to the Finance Parties.


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

8 A legal opinion of Tapia, Linares y Alfaro, Panama law legal advisers, addressed to the Finance Parties.

9 A legal opinion of Clifford Chance, New York state law legal advisers, addressed to the Finance Parties.

10 A legal opinion of Lane Powell PC, Washington state law legal advisers, addressed to the Finance Parties.

11 A legal opinion of Clifford Chance Studio Legale Associato, Italian law legal advisers, addressed to the Finance Parties.

Other documents and evidence

12 The duly executed Finance Documents (other than any of the Utilisation Requests).

13    Certified copy of the Original Financial Statements.

14    Certified copy of the DLC Documents.

15 Evidence that the fees, costs and expenses then due from the Company pursuant to clause 16 (Fees) and clause 21 (Costs and expenses) have been paid or will be paid by the first Utilisation Date.

16 Evidence of prepayment and cancellation in full on or prior to the date of this Agreement of the Company's USD1.4billion revolving credit agreement dated 26 June 2001 as amended on 17 November 2003, Carnival plc's
      (euro)600m credit facility agreement dated 9 March 2004 and Costa Crociere S.p.A.'s (euro)257.5m revolving credit agreement dated 3 May 2001.

17 A copy of any other authorisation or other document, opinion or assurance which the Facilities Agent has notified the Company is necessary or desirable in connection with the entry into and performance of the transactions contemplated by the Finance Documents or for the validity and enforceability of any Finance Document.

                                     Part 2
     Conditions precedent required to be delivered by an Additional Borrower

Additional Borrowers

1 An Accession Letter, duly executed by the Additional Borrower and the Company or Carnival plc.

2     A copy of the constitutional documents of the Additional Borrower.

3 A copy of a resolution of the board of directors or executive committee thereof of the Additional Borrower (and, if such Additional Borrower is incorporated in Italy and it is required by its existing by-laws, a copy of the resolution of the Shareholders' Meeting of such Additional Borrower) approving the terms of, and the transactions contemplated by, the Accession Letter and the Finance Documents to which it is a party.

4 A specimen of the signature of each person who executes the Accession Letter and is authorised on behalf of the Additional Borrower to execute or witness the execution of any Finance Document or to sign or send any document or notice in connection with any Finance Document.

5     A certificate of an authorised signatory of the Additional Borrower:

      (a) confirming that utilising the Total Tranche A Commitments, the Total Tranche B Commitments and the Total Tranche C Commitments (or, in the case of an Additional Borrower resident in Italy, utilising the Total Tranche B Commitments) in full would not breach any limit binding on it; and

      (b)   certifying  that  each  copy  document  specified  in Part 2 of this
            Schedule is correct, complete and in full force and effect as at a date no earlier than the date of the Accession Letter.

6 If the proposed Additional Borrower is incorporated in Italy, a summary sheet (in the form of the Summary Sheet mutatis mutandis) signed for acknowledgement and acceptance by such Additional Borrower and constituting the Documento di Sintensi required by the relevant Italian banking regulations, namely Section 10 of the Bank of Italy's regulations of 25 July 2003 and the C.I.C.R. resolution dated 4 March 2003.

7 If the proposed Additional Borrower is incorporated in Italy, a certificate of registration (certificato di iscrizione) of such Additional Borrower with the relevant Companies' Register dated not earlier than five Business Days prior to the execution of the relevant Accession Letter, confirming that no insolvency procedures have been started in relation to such Additional Borrower.

Legal opinions

8 A legal opinion of Clifford Chance, English law legal advisers to the Facilities Agent, addressed to the Finance Parties.

9     If the Additional  Borrower is incorporated  in a jurisdiction  other than
      England  and  Wales,   a  legal  opinion  from  legal   advisers  in  that
      jurisdiction, addressed to the Finance Parties.

Other documents and evidence

10 A copy of any other authorisation or other document, opinion or assurance which the Facilities Agent has notified the Company is necessary or desirable in connection with the entry into and performance of the transactions contemplated by the Accession Letter or for the validity and enforceability of any Finance Document.

                                   Schedule 3

                               Utilisation Request

                                     Part 1
                                      Loans

From:  o [Borrower]

To:    THE ROYAL BANK OF SCOTLAND PLC (Facilities Agent)

Dated: [*]

Dear Sirs

            CARNIVAL CORPORATION AND CARNIVAL PLC - USD1,200,000,000,
        (euro)400,000,000 and (pounds)200,000,000 Multicurrency Revolving
                 Facilities Agreement dated [*] (the Agreement)

1 We refer to the Agreement. This is a Loan Utilisation Request. Terms defined in the Agreement have the same meaning in this Loan Utilisation Request unless given a different meaning in this Loan Utilisation Request.

2     We wish to borrow a Loan on the following terms:

      Tranche:                   [A/B/C]

      Proposed Utilisation Date: [*] (or, if that is not a Business Day, the next Business Day)

      Currency of Loan:          [*]

      Amount: [*] or, if less, the Available Facility for the Tranche indicated above

      Interest Period:           [*]

3 We confirm that each condition specified in clause 5.4.1 is satisfied on the date of this Loan Utilisation Request.

4     The proceeds of this Loan should be credited to o [account].

5     This Loan Utilisation Request is irrevocable.

                                Yours faithfully


                          ----------------------------

                            authorised signatory for

                           [name of relevant Borrower]

                                     Part 2
                                      Bonds

From:  [Borrower]

To:    THE ROYAL BANK OF SCOTLAND PLC (Facilities Agent)

Dated:

Dear Sirs

            CARNIVAL CORPORATION AND CARNIVAL PLC - USD1,200,000,000,
        (euro)400,000,000 and (pounds)200,000,000 Multicurrency Revolving
                 Facilities Agreement dated [*] (the Agreement)

1 We wish to arrange for a Bond to be issued by the relevant Fronting Bank on the following terms:

      Fronting Bank              [*]

      Tranche:                   A

      Proposed Utilisation Date: [*] (or, if that is not a Business Day, the next Business Day)

      Currency of Bond:          [*]

      Amount: [*] or, if less, the lesser of the Available Tranche A Facility and the Available Bond Facility

      Beneficiary:               [*]

      Account Party:             [*]

      Term or Expiry Date:       [*]

2 We confirm that each condition specified in clause 6.7 (Issue of Bonds) is satisfied on the date of this Bond Utilisation Request.

3     We attach a copy of the proposed Bond.

4     This Bond Utilisation Request is irrevocable.

Delivery Instructions:

[specify delivery instructions]

                                Yours faithfully


                           ---------------------------
                            authorised signatory for
                           [name of relevant Borrower]

                                     Part 3
                                 Swingline Loan

From:  [Borrower]

To:    THE ROYAL BANK OF SCOTLAND PLC (Facilities Agent)

Dated:

Dear Sirs

            CARNIVAL CORPORATION AND CARNIVAL PLC - USD1,200,000,000,
        (euro)400,000,000 and (pounds)200,000,000 Multicurrency Revolving
                 Facilities Agreement dated [*] (the Agreement)

1.    We wish to borrow a Swingline Loan on the following terms:

      Tranche                     [A/B/C]

      Proposed Utilisation Date:  [*] (or, if that is not a Business Day, the next Business Day)

      Currency of Swingline Loan: [USD/(euro)/(pounds)]

      Amount: [*] or, if less, the Available Swingline [Tranche A/Tranche B/Tranche C] Facility

      Interest Period:            [*]

2. We confirm that each condition specified in clause 8.5 (Swingline Lenders' participation) is satisfied on the date of this Swingline Loan Utilisation Request.

3.    The proceeds of this Swingline Loan should be credited to [account].

4.    This Swingline Loan Utilisation Request is irrevocable.

                                Yours faithfully


                           ---------------------------
                            authorised signatory for
                           [name of relevant Borrower]

                                   Schedule 4

                             Mandatory Cost Formulae

1 The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2 On the first Utilisation Date (or as soon as practicable thereafter) the Facilities Agent shall calculate or ascertain, as a percentage rate per annum, a rate (the "Base Cost Rate") for each Lender and, thereafter, on the first day of each Interest Period (or as soon as practicable thereafter) as a percentage rate per annum, a rate (the "Current Cost Rate") for each Lender, in accordance with the paragraphs set out below and shall notify the Company of the Base Cost Rate and the Current Cost Rate for each Lender promptly after calculating or ascertaining such rates.

3 The Mandatory Cost will be calculated by the Facilities Agent as the rate per annum that is the difference between (i) the weighted average of the Lenders' Current Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and (ii) the weighted average of the Lenders' Base Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum provided that if such a rate is negative, the Mandatory Costs rate shall be deemed to be zero.

      The Additional Cost Rate for a Lender will be the Current Cost Rate for that Lender less the Base Cost Rate for that Lender and will be expressed a percentage rate per annum provided that if such a rate is negative, the Additional Cost Rate shall be deemed to be zero.

4 The Base Cost Rate or the Current Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage (expressed as a rate per annum) notified by that Lender to the Facilities Agent. This percentage will be certified by that Lender in its notice to the Facilities Agent to be its reasonable determination of the cost
      (expressed as a percentage of that Lender's participation in all Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

5 The Base Cost Rate or Current Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Facilities Agent as follows:

      (a)   in relation to a Sterling Loan:

            AB+C(B-D)+Ex0.01
            ---------------- per cent. per annum
               100-(A+C)

      (b)   in relation to a Loan in any currency other than Sterling:

            Ex0.01
            ------ per cent. per annum.
             300

Where:

      A is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

      B is the percentage rate of interest (excluding the Margin and the Mandatory Cost and, if the Loan is an Unpaid Sum, the additional rate of default interest payable for the relevant Interest Period on the Loan.

      C is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

      D is the percentage rate per annum payable by the Bank of England to the Facilities Agent on interest bearing Special Deposits.

      E is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Facilities Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Facilities Agent pursuant to paragraph 9 below and expressed in pounds per (pounds)1,000,000.

6 Should a Lender transfer all or part of its Commitment to a New Lender after the Utilisation Date, the Base Cost Rate of such New Lender shall be deemed to be either (a) the percentage notified by it to the Facilities Agent under paragraph 4 above or (b) the percentage calculated by the Facilities Agent under paragraph 5 above, in each case on the date the relevant transfer becomes effective.

7     For the purposes of this Schedule:

      (a) "Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

      (b) "Fees Rules" means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

      (c) "Fee Tariffs" means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

      (d) "Tariff Base" has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

8 In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

9 If requested by the Facilities Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Facilities Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per (pounds)1,000,000 of the Tariff Base of that Reference Bank.

10 Each Lender shall supply any information required by the Facilities Agent for the purpose of calculating its Base Cost Rate or Current Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

      (a) the jurisdiction of its Facility Office and, if not U.K., its Base Cost Rate and Current Cost Rate; and

      (b) any other information that the Facilities Agent may reasonably require for such purpose.

            Each Lender shall promptly notify the Facilities Agent of any change to the information provided by it pursuant to this paragraph.

11 The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Facilities Agent based upon the information supplied to it pursuant to paragraphs 9 and 10 above and on the assumption that, unless a Lender notifies the Facilities Agent to the contrary, each Lender's obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

12 The Facilities Agent shall have no liability to any person if such determination results in a Base Cost Rate or Current Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 4, 6, 9 and 10 above is true and correct in all respects.

13 The Facilities Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Current Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 4, 6, 9 and 10 above.

14 Any determination by the Facilities Agent in accordance with this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate, a Base Cost Rate, a Current Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

15 The Facilities Agent may from time to time, after consultation with the Company and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.

                                   Schedule 5

                          Form of Transfer Certificate

To:    THE ROYAL BANK OF SCOTLAND PLC as Facilities Agent

From: [The Existing Lender] (the Existing Lender) and [The New Lender] (the New Lender)

Dated:

            CARNIVAL CORPORATION AND CARNIVAL PLC - USD1,200,000,000,
        (euro)400,000,000 and (pounds)200,000,000 Multicurrency Revolving
                 Facilities Agreement dated [*] (the Agreement)

1 We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2     We refer to clause 28.2 (Procedure for transfer):

      (a) The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all or part of the Existing Lender's Commitment, rights and obligations referred to in the Schedule in accordance with clause 28.2 (Procedure for transfer).

      (b)   The proposed Transfer Date is [*].

      (c) The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of clause 35.2 (Addresses) are set out in the Schedule.

3     The New Lender  expressly  acknowledges  the  limitations  on the Existing
      Lender's   obligations   set  out  in  of  clause  28.3   (Limitation   of
      responsibility of Existing Lenders).

4 [The New Lender confirms that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is a Qualifying Lender, as defined in clause [insert appropriate reference from clause 17].

[4/5] This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

[5/6] This Transfer Certificate is governed by English law.

                                  The Schedule

               Commitment/rights and obligations to be transferred

                            [insert relevant details]

         [Facility Office address, fax number and attention details for notices and account details for payments,]

[Existing Lender]                      [New Lender]

By:                                    By:

This Transfer Certificate is accepted by the Facilities Agent and the Transfer Date is confirmed as [*].

[Facilities Agent]

By:

                                   Schedule 6

                            Form of Accession Letter

To:    THE ROYAL BANK OF SCOTLAND PLC as Facilities Agent

From:  [Subsidiary] and CARNIVAL CORPORATION/CARNIVAL PLC

Dated: [*]

Dear Sirs

            CARNIVAL CORPORATION AND CARNIVAL PLC - USD1,200,000,000,
        (euro)400,000,000 and (pounds)200,000,000 Multicurrency Revolving
                 Facilities Agreement dated [*] (the Agreement)

1 We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

2 [Subsidiary] agrees to become an Additional Borrower and to be bound by the terms of the Agreement as an Additional Borrower pursuant to clause
      29.2 (Additional Borrowers) of the Agreement. [Subsidiary] is a company duly incorporated under the laws of [name of relevant jurisdiction].

3     [Subsidiary's] administrative details are as follows:

      Address:

      Fax No:

      Attention:

4     This Accession Letter is governed by English law.

      CARNIVAL CORPORATION                   [Subsidiary]

      CARNIVAL PLC

                                   Schedule 7

                           Form of Resignation Letter

To:    THE ROYAL BANK OF SCOTLAND PLC as Facilities Agent

From:  [resigning Borrower] and CARNIVAL CORPORATION/CARNIVAL PLC

Dated: [*]

Dear Sirs

            CARNIVAL CORPORATION AND CARNIVAL PLC - USD1,200,000,000,
        (euro)400,000,000 and (pounds)200,000,000 Multicurrency Revolving
                 Facilities Agreement dated [*] (the Agreement)

1 We refer to the Agreement. This is a Resignation Letter. Terms defined in the Agreement have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter.

2 Pursuant to clause 29.3 (Resignation of a Borrower), we request that [resigning Borrower] be released from its obligations as a Borrower under the Agreement.

3     We confirm that:

      (a) no Default is outstanding or would result from the acceptance of this request; and

      (b) as at the date of this request no amount owed by [resigning Borrower] under the Agreement is outstanding.

4     This Resignation Letter is governed by English law.

      CARNIVAL CORPORATION                   [Subsidiary]

      By:                                    By:

      CARNIVAL PLC

      By:

                                   Schedule 8

                         Form of Compliance Certificate

To:    THE ROYAL BANK OF SCOTLAND PLC as Facilities Agent

From:  CARNIVAL CORPORATION

Dated: [*]

Dear Sirs

            CARNIVAL CORPORATION AND CARNIVAL PLC - USD1,200,000,000,
        (euro)400,000,000 and (pounds)200,000,000 Multicurrency Revolving
                 Facilities Agreement dated [*] (the Agreement)

1 We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance
      Certificate   unless  given  a  different   meaning  in  this   Compliance
      Certificate.

2     We confirm that as at as at [relevant testing date]:

      (a)   Issued Capital and Consolidated Reserves was [     ];

            The aggregate of Borrowed Moneys was [   ]; and Consolidated Capital
            was  [   ];   therefore  the  aggregate  of  Borrowed  Moneys  as  a
            percentage of Consolidated Capital was [     ].

            EBITDA was [   ] and  Consolidated  Net Interest  Charges was [   ];
            therefore the ratio of EBITDA to Consolidated  Net Interest  Charges
            was [   ] to 1.

3 We set out below calculations establishing the figures in paragraph 2 above:

      [               ].

4     [We confirm that no Default is outstanding as at [relevant testing date]*]

Signed:
               -----------------------------

               Senior Financial Officer
               of

               CARNIVAL CORPORATION

--------------------------------------------------------------------------------
* If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

                                   Schedule 9

                       Form of Confidentiality Undertaking

To:   [Transferring Lender]

Re:   CARNIVAL   CORPORATION   -   USD1,200,000,000,    (euro)400,000,000    and
      (pounds)200,000,000 Multicurrency Revolving Facilities Agreement dated [*] (the Agreement)

================================================================================
[Carnival Plc./Carnival Corporation] (the Company)
Amount:
Facilities Agent:
================================================================================

Dear Sirs

         We are considering [acquiring](1) /[arranging the acquisition of](2) an interest in the Agreement (the Acquisition). In consideration of you agreeing to make available to us certain information, by our signature of this letter we agree as follows (acknowledged and agreed by you by your signature of a copy of this letter):

1.    Confidentiality Undertaking

      We undertake (a) to keep the Confidential Information confidential and not to disclose it to anyone except as provided for by paragraph 2 below and to ensure that the Confidential Information is protected with security measures and a degree of care that would apply to our own confidential information, (b) to use the Confidential Information only for the Permitted Purpose, (c) to use all reasonable endeavours to ensure that any person to whom we pass any Confidential Information (unless disclosed under paragraph 2[(c)/(d)](3) below) acknowledges and complies with the provisions of this letter as if that person were also a party to it, and
      (d) not to make enquiries of any member of the Group or any of their officers, directors, employees or professional advisers relating directly or indirectly to the Acquisition.

2.    Permitted Disclosure

      You agree that we may disclose Confidential Information:

                  to members of the Purchaser Group and their officers, directors, employees and professional advisers to the extent necessary for the Permitted Purpose and to any auditors of members of the Purchaser Group;

                  [subject to the requirements of the Agreement, in accordance with the Permitted Purpose so long as any prospective purchaser has delivered a letter to us in equivalent form to this letter](2) ;

      [(b/c)](3)  subject to the requirements of the Agreement, to any person to
                  (or through) whom we assign or transfer (or may potentially assign or transfer) all or any of the rights, benefits and obligations which we may acquire under the Agreement or with (or through) whom we enter into (or may potentially enter into) any sub-participation in relation to, or any other

--------------------------------------------------------------------------------
(1)   Delete if purchaser is acting as broker or agent.

(2)   Delete if potential purchaser is acting as principal.

(3)   Delete as applicable.

                  transaction under which payments are to be made by reference to, the Agreement or the Company or any member of the Group in each case so long as that person has delivered a letter to us in equivalent form to this letter; and

      [(b/c/d)]3  (i) where  requested  or  required  by any court of  competent jurisdiction or any competent judicial, governmental, supervisory or regulatory body, (ii) where required by the rules of any stock exchange on which the shares or other securities of any member of the Purchaser Group are listed or
                  (iii) where required by the laws or regulations of any country with jurisdiction over the affairs of any member of the Purchaser Group.

3.    Notification of Required or Unauthorised Disclosure

      We agree (to the extent permitted by law) to inform you of the full circumstances of any disclosure under paragraph 2[(c)/(d)](3) or upon becoming aware that Confidential Information has been disclosed in breach of this letter.

4.    Return of Copies

      If you so request in writing, we shall return all Confidential Information supplied by you to us and destroy or permanently erase all copies of Confidential Information made by us and use all reasonable endeavours to ensure that anyone to whom we have supplied any Confidential Information destroys or permanently erases such Confidential Information and any copies made by them, in each case save to the extent that we or the recipients are required to retain any such Confidential Information by any applicable law, rule or regulation or by any competent judicial, governmental, supervisory or regulatory body or in accordance with internal policy, or where the Confidential Information has been disclosed under paragraph 2[(c)/(d)](3) above.

5.    Continuing Obligations

      The obligations in this letter are continuing and, in particular, shall survive the termination of any discussions or negotiations between you and us. Notwithstanding the previous sentence, the obligations in this letter shall cease (a) if we become a party to or otherwise acquire (by assignment or sub-participation) an interest, direct or indirect, in the Agreement or (b) twelve months after we have returned all Confidential Information supplied to us by you and destroyed or permanently erased all copies of Confidential Information made by us (other than any such Confidential Information or copies which have been disclosed under paragraph 2 above (other than sub-paragraph 2(a)) or which, pursuant to paragraph 4 above, are not required to be returned or destroyed).

6.    No Representation; Consequences of Breach, etc

      We acknowledge and agree that:

      (a) neither you, [nor your principal](4) nor any member of the Group nor any of your or their respective officers, employees or advisers (each a "Relevant Person") (i) make any representation or warranty, express or implied, as to, or assume any responsibility for, the accuracy, reliability or completeness of any of the Confidential Information or any other information supplied by you or the assumptions on which it is based or (ii) shall be under any obligation to update or correct any inaccuracy in the Confidential Information or any other information supplied by you or be otherwise liable to us or any other person in respect to the Confidential Information or any such information; and

      (b) you [or your principal](4) or members of the Group may be irreparably harmed by the breach of the terms hereof and damages may not be an adequate remedy; each Relevant Person may be granted an injunction or specific performance for any threatened or actual breach of the provisions of this letter by us.

7.    No Waiver; Amendments, etc

      This letter sets out the full extent of our obligations of confidentiality owed to you in relation to the information the subject of this letter. No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privileges hereunder. The terms of this letter and our obligations hereunder may only be amended or modified by written agreement between us and the Company.

8.    Inside Information

      We acknowledge that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation relating to insider dealing and we undertake not to use any Confidential Information for any unlawful purpose.

9.    Nature of Undertakings

      The undertakings given by us under this letter are given to you and (without implying any fiduciary obligations on your part) are also given for the benefit of [your principal,](4) the Company and each other member of the Group.

10.   Third Party Rights

(a) Subject to this paragraph 10 and to paragraphs 6 and 9, a person who is not a party to this letter has no right under the Contracts (Rights of Third Parties) Act 1999 (the Third Parties Act) to enforce or to enjoy the benefit of any term of this letter.

(b) The Relevant Persons may enjoy the benefit of the terms of paragraphs 6 and 9 subject to and in accordance with this paragraph 10 and the provisions of the Third Parties Act.

(c) The parties to this letter do not require the consent of the Relevant Persons (other than the Company) to rescind or vary this letter at any time.

11.   Governing Law and Jurisdiction

(a) This letter (including the agreement constituted by your acknowledgement of its terms) is governed by English Law.

(b) The parties submit to the non-exclusive jurisdiction of the English courts.

12.   Definitions

      In this letter (including the acknowledgement set out below) terms defined in the Agreement shall, unless the context otherwise requires, have the same meaning and:

      Confidential Information means any information relating to the Company, the Group, the Agreement and/or the Acquisition provided to us by you or any of our affiliates or advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that (a) is or becomes public knowledge other than as a direct or indirect result of any breach of this letter or (b) is known by us before the date the information is disclosed to us by you or any of your affiliates or advisers or is lawfully obtained by us thereafter, other than from a source which is connected with the Group and which, in either case, as far as we

--------------------------------------------------------------------------------
(4) Delete if letter is addressed to the Seller rather than the Seller's broker or agent.

      are aware, has not been obtained in violation of, and is not otherwise subject to, any obligation of confidentiality;

      Group means the Company and each of its holding companies and subsidiaries and each subsidiary of each of its holding companies (as each such term is defined in the Companies Act 1985);

      Permitted Purpose means [subject to the terms of this letter, passing on information to a prospective purchaser for the purpose of](2) considering and evaluating whether to enter into the Acquisition; and

      Purchaser Group means us, each of our holding companies and subsidiaries and each subsidiary of each of our holding companies (as each such term is defined in the Companies Act 1985).

Please acknowledge your agreement to the above by signing and returning the enclosed copy.

Yours faithfully


---------------------------------
For and on behalf of
[Potential Purchaser/Purchaser's agent/broker]

To: [Potential Purchaser/Purchaser's agent/broker]

We acknowledge and agree to the above:


---------------------------------

For and on behalf of
[Seller/Seller's agent/broker]

                                  Schedule 10

                                   Timetables

Each time shown below represents the Specified Time by which the relevant action listed in the far left column must be completed on a particular day

                                     Part I
                                      Loans

------------------------------------------------------------------------------------------------------------------------------
                                  Loans in                Loans in euro            Loans in sterling      Loans in other
                                  US Dollars                                                              currencies
------------------------------------------------------------------------------------------------------------------------------
Facilities Agent notifies the                                                                             3:00 pm (London
Company if a currency is                                                                                  time) 4 Business
approved as an Optional                                                                                   Days before the
Currency in accordance with                                                                               proposed Utilisation
clause 10.3 (Conditions                                                                                   Date
relating to Optional Currencies)
------------------------------------------------------------------------------------------------------------------------------
Delivery of a duly completed      4:00 pm (London time)   4:00 pm (London time)    4:00 pm (London        4:00 pm (London
Loan Utilisation Request          3 Business Days         3 Business Days before   time) 1 Business Day   time) 3 Business
(clause 5.1 (Delivery of a Loan   before the proposed     the proposed             before the proposed    Days before the
Utilisation Request))             Utilisation Date        Utilisation Date         Utilisation Date       proposed Utilisation
                                                                                                          Date
------------------------------------------------------------------------------------------------------------------------------
Facilities Agent notifies the     5:00 pm (London time)   5:00 pm (London time)    5:00 pm (London        5:00 pm (London
Lenders of the Loan in            3 Business Days         3 Business Days before   time) 1 Business       time) 3 Business
accordance with clause 5.4        before the proposed     the proposed             Days before the        Days before the
(Lender's participation)          Utilisation Date        Utilisation Date         proposed Utilisation   proposed Utilisation
                                                                                   Date                   Date
------------------------------------------------------------------------------------------------------------------------------
Facilities Agent receives a                                                                               9:00 am (London
notification from a Lender                                                                                time) 2 Business
under clause 10.2                                                                                         Days before the
(Unavailability of a currency)                                                                            proposed Utilisation
                                                                                                          Date
------------------------------------------------------------------------------------------------------------------------------
Facilities Agent gives notice                                                                             10:00 am (London
in accordance with clause 10.2                                                                            time) 2 Business
(Unavailability of a currency)                                                                            Days before the
                                                                                                          proposed Utilisation
                                                                                                          Date
------------------------------------------------------------------------------------------------------------------------------
LIBOR or EURIBOR is fixed         11:00 am (London        11:00 am (Brussels       11:00 am (London       11:00 am (London
                                  time) on the            time) on the Quotation   time) on the           time) on the
                                  Quotation Day           Day                      Quotation Day          Quotation Day
------------------------------------------------------------------------------------------------------------------------------

                                     Part II
                                      Bonds

---------------------------------------------------------------------------------------------------------------
Facilities Agent notifies the Company if a currency is     8 Business Days before the proposed Bond Utilisation
approved as an Optional Currency in accordance with
clause 10.3 (Conditions relating to Optional Currencies)

---------------------------------------------------------------------------------------------------------------
Delivery of a duly completed Bond Utilisation Request      3:00 pm (London time) 7 Business Days before the
(clause 6.3 (Delivery of a Bond Utilisation Request))      proposed Bond Utilisation

---------------------------------------------------------------------------------------------------------------
Facilities Agent notifies the relevant Fronting Bank and   5:00 pm (London time) 7 Business Days before the
the Lenders of the Bond in accordance with clause 6.7      proposed Bond Utilisation
(Issue of Bonds)

---------------------------------------------------------------------------------------------------------------
Delivery of a duly completed Renewal Request (clause 6.8   4 Business Days before the proposed Bond Utilisation
(Renewal of a Bond))                                       on renewal.

---------------------------------------------------------------------------------------------------------------

                                    Part III
                                 Swingline Loans

----------------------------------------------------------------------------------------------------------------
                                                            Tranche A         Tranche B         Tranche C

----------------------------------------------------------------------------------------------------------------
Delivery of a duly completed Swingline Loan Utilisation     11:00 am (New     8:30 am (London   10:30 am (London
Request (clause 8.2 (Delivery of a Swingline Loan           York time) on     time) on the      time) on the
Utilisation Request))                                       the Utilisation   Utilisation Date  Utilisation Date
                                                            Date

----------------------------------------------------------------------------------------------------------------
Facilities Agent notifies each Swingline Lender of the      11:30 am (New     9:00 am (London   11:00 am (London
amount of its participation in the Swingline Loan under     York time) on     time) on the      time) on the
clause 8.5 (Swingline Lenders' participation)               the Utilisation   Utilisation Date  Utilisation Date
                                                            Date

----------------------------------------------------------------------------------------------------------------
Facilities Agent determines the prime commercial lending    9:30 am (New      Not applicable    Not applicable
rate under clause 9.6 (Interest)                            York time) on
                                                            the Utilisation
                                                            Date

----------------------------------------------------------------------------------------------------------------

                                  Schedule 11

                               Pre-Approved Bonds

                                  Schedule 12

                                Summary Document

This is a Summary Document ("Documento di Sintesi"), prepared pursuant to the Bank of Italy's instructions on the transparency of banking transactions and services (Istruzioni di vigilanza per le banche, Titolo X, Capitolo 1) and summarising the terms and conditions of the Facilities Agreement for US$1,200,000,000, (euro)400,000,000 and (pounds)200,000,000 Multicurrency
Revolving Facilities dated 21 October 2005 (the "Agreement").

Capitalised terms not defined herein shall bear the same meaning ascribed to them in the Agreement. The term Clause shall refer to a clause of the Agreement, unless the contrary is stated.

1.    FINANCIAL TERMS OF THE FACILITIES AGREEMENT

      Aggregate amount granted pursuant to the Agreement: the aggregate of US$1,200,000,000, (euro)400,000,000 and (pounds)200,000,000;

1.1   Tranche A: Maximum principal amount: US$1,200,000,000;

      Purpose:  each Borrower  shall apply all amounts  utilised by it under the
      Facilities:  (a) by way of Loan  Utilisations  or Swingline  Loans towards
      general   liquidity  and/or  working  capital  purposes  of  the  Carnival
      Corporation & plc Group including, but not limited to, (in the case of Swingline Loans) support for any CP Programme; and (b) by way of Bond Utilisations, for the purposes of securing the commercial obligations specified in the Bond;

      Availability Period: the period from and including the Signing Date to and including the Termination Date;

      Interest Period: in relation to a Loan, each period determined in accordance with Clause 14 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 13.3 (Default Interest);

      Interest  rate:  the  interest  rate on each Loan  (other than a Swingline
      Loan) shall be a margin defined as Margin which shall be at the Signing Date 0.175% per annum and, thereafter, may vary between 0.125% and 0.300%; plus (ii) LIBOR (or, in relation to any Loan in euro, EURIBOR); plus (iii) the Mandatory Costs, if any; the interest rate on each Swingline Loan shall be the higher of (i) the prime commercial lending rate in US Dollars announced by the Facilities Agent at the Specified Time and in force on that day; and (ii) 0.50% per annum over the rate per annum determined by the Facilities Agent to be the Federal Funds Rate (as published by the Federal Reserve Bank of New York) for that day;

      Default Interest: the default interest rate shall be the interest rate applicable from time to time, plus a margin of 1%;

      Repayment: each Borrower which has drawn a Loan shall repay that Loan on the last day of its Interest Period; each Bond Borrower shall ensure that each Bond is repaid in full on or before the Termination Date.

      Borrowers:

      Carnival Corporation

      3655 N.W. 87th Avenue

      Miami, Florida, 33178-2428

      Carnival plc

      5 Gainsford Street

      London SE1 2NE United Kingdom

      Costa Crociere S.p.A. (Bond Utilisations only)
      Via XII Ottobre 2
      16121 Genoa (Italy)

      CC U.S. Ventures Inc.
      c/o CT Corporation
      1209 Orange Street
      Wilmington
      Delaware
      U.S.A. 19801

      Holland America Line Inc.
      300 Elliott Avenue West
      Seattle
      Washington
      U.S.A. 98110

      Princess Cruise & Tours, Inc.
      P.O. Box 13471201
      North Market Street
      Wilmington
      Delaware
      U.S.A. 19899

1.2   Tranche B: Maximum principal amount: (euro)400,000,000;

      Purpose: each Borrower shall apply all amounts utilised by it under the Facilities by way of Loan Utilisations or Swingline Loans towards general liquidity and/or working capital purposes of the Carnival Corporation & plc Group including, but not limited to, (in the case of Swingline Loans) support for any CP Programme;

      Availability Period: the period from and including the Signing Date to and including the Termination Date;

      Interest Period: in relation to a Loan, each period determined in accordance with Clause 14 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 13.3 (Default Interest);

      Interest  rate:  the  interest  rate on each Loan  (other than a Swingline
      Loan) shall be a margin defined as Margin which shall be at the Signing Date 0.175% per annum and, thereafter, may vary between 0.125% and 0.300%; plus (ii) LIBOR (or, in relation to any Loan in euro, EURIBOR); plus (iii) the Mandatory Costs, if any; the interest rate on each Swingline Loan, shall be the percentage rate per annum equal to the aggregate of (i) the applicable Margin; (ii) the arithmetic mean of the rates (rounded up to four decimal places) as supplied to the Facilities Agent at its request by the Reference Banks to leading banks in the European Interbank Market as of 11:00am (Brussels time) on the Utilisation Date for that Swingline Loan for the offering of deposits in euro for a period comparable to the Interest Period for the relevant Swingline Loan and for settlement on that day; (iii) and Mandatory Costs (if any);

      Default Interest: the default interest rate shall be the interest rate applicable from time to time, plus a margin of 1%;

      Repayment: each Borrower which has drawn a Loan shall repay that Loan on the last day of its Interest Period.

      Borrowers:

      Carnival Corporation

      3655 NW 87th Avenue

      Miami, Florida 33133 USA

      Carnival plc

      5 Gainsford Street

      London SE1 2NE United Kingdom

      Costa Crociere S.p.A.
      Via XII Ottobre 2
      16121 Genoa (Italy)

      CC U.S. Ventures Inc.
      c/o CT Corporation
      1209 Orange Street
      Wilmington
      Delaware
      U.S.A. 19801

      Holland America Line Inc.
      300 Elliott Avenue West
      Seattle
      Washington
      U.S.A. 98110

      Princess Cruise & Tours, Inc.
      P.O. Box 13471201
      North Market Street
      Wilmington
      Delaware
      U.S.A. 19899

1.3   Tranche C: Maximum principal amount: (pounds)200,000,000;

      Purpose: each Borrower shall apply all amounts utilised by it under the Facilities by way of Loan Utilisations or Swingline Loans towards general liquidity and/or working capital purposes of the Carnival Corporation & plc Group including, but not limited to, (in the case of Swingline Loans) support for any CP Programme;

      Availability Period: the period from and including the Signing Date to and including the Termination Date;

      Interest Period: in relation to a Loan, each period determined in accordance with Clause 14 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 13.3 (Default Interest);

      Interest  rate:  the  interest  rate on each Loan  (other than a Swingline
      Loan) shall be a margin defined as Margin which shall be at the Signing Date 0.175% per annum and, thereafter, may vary between 0.125% and 0.300%; plus (ii) LIBOR (or, in relation to any Loan in euro, EURIBOR); plus (iii) the Mandatory Costs, if any; the interest rate on each Swingline Loan, shall be the percentage rate per annum equal to the aggregate of (i) the applicable Margin; (ii) LIBOR; (iii) and Mandatory Costs (if any);

      Default Interest: the default interest rate shall be the interest rate applicable from time to time, plus a margin of 1%;

      Repayment: each Borrower which has drawn a Loan shall repay that Loan on the last day of its Interest Period;

      Borrowers:

      Carnival Corporation

      3655 NW 87th Avenue

      Miami, Florida 33133 USA

      Carnival plc

      5 Gainsford Street

      London SE1 2NE United Kingdom

      CC U.S. Ventures Inc.
      c/o CT Corporation
      1209 Orange Street
      Wilmington
      Delaware
      U.S.A. 19801

      Holland America Line Inc.
      300 Elliott Avenue West
      Seattle
      Washington
      U.S.A. 98110

      Princess Cruise & Tours, Inc.
      P.O. Box 13471201
      North Market Street
      Wilmington
      Delaware
      U.S.A. 19899

1.4   Lenders and Applicable Tranches

      ----------------------------------------------------------------------------------------------------
                    Legal name                          Lending office address           Applicable
                                                                                         Tranche(s)
      ----------------------------------------------------------------------------------------------------
      Bank of America, N.A.                        TX 1-492-64-01, 901 Main St.,      A, Swingline (A)
                                                   Dallas, TX 72502, U.S.A.
      ----------------------------------------------------------------------------------------------------
      Bank of America, N.A. - Milan Branch         Corso Matteotti, 10,               B, Swingline (B)
                                                   20121 Milan, Italy                 (for Costa Crociere
                                                                                      S.p.A.)
      ----------------------------------------------------------------------------------------------------
      Bank of America, N.A.                        5 Canada Square, London E14 5AQ,   B,C, Swingline
                                                   United Kingdom                     (B,C) (except for
                                                                                      Costa Crociere
                                                                                      S.p.A.)
      ----------------------------------------------------------------------------------------------------
      Barclays Bank PLC                            5 The North Colonnade              A,B,C, Swingline
                                                   Canary Wharf, London               (A,B,C)
                                                   E14 4BB, United Kingdom
      ----------------------------------------------------------------------------------------------------
      JPMorgan Chase Bank, N.A.                    270 Park Avenue                    A, Swingline (A)
                                                   New York 10017, USA
      ----------------------------------------------------------------------------------------------------
      JPMorgan Chase Bank, N.A.                    Piazza Meda, 1                     B, Swingline (B)
                                                   Via Catena 4,                      (for Costa Crociere
                                                   Milan 20121, Italy                 S.p.A.)
      ----------------------------------------------------------------------------------------------------
      JPMorgan Chase Bank, N.A.                    125 London Wall, London EC2Y       B,C, Swingline
                                                   5AJ, United Kingdom                (B,C) (except for
                                                                                      Costa Crociere
                                                                                      S.p.A.)
      ----------------------------------------------------------------------------------------------------
      The Royal Bank of Scotland plc               CIB Leisure, 8th Floor, 135        A,B,C, Swingline
                                                   Bishopsgate, London EC2M 3UR       (A,B,C)
      ----------------------------------------------------------------------------------------------------
      BNP Paribas                                  1200 Smith Street, Suite 3100,     A, Swingline (A)
                                                   Houston, Texas 77002, U.S.A.
      ----------------------------------------------------------------------------------------------------
      BNP Paribas                                  Piazza San Fedele, 2, 20121        B, Swingline (B)
                                                   Milano (MI)
      ----------------------------------------------------------------------------------------------------
      BNP Paribas                                  10 Harewood Avenue, London NW1     C, Swingline (C)
                                                   6AA, United Kingdom
      ----------------------------------------------------------------------------------------------------
      SANPAOLO IMI S.p.A.                          Warwick Court, 18-24 Warwick       A,B,C, Swingline
                                                   Lane, London EC4M 7LZ              (B,C)
      ----------------------------------------------------------------------------------------------------
      SANPAOLO IMI S.p.A.                          New York Branch, 245 Park          Swingline (A)
                                                   Avenue, Suite 3500, New York, NY
                                                   10167
      ----------------------------------------------------------------------------------------------------
      Citibank, N.A.                               2 Penn's Way                       A, Swingline (A)
                                                   New Castle, DE. 19720
      ----------------------------------------------------------------------------------------------------
      Citibank, N.A. - Milan Branch                Foro Buonaparte, 16-20121          B, Swingline (B)
                                                   Milano, Italy
      ----------------------------------------------------------------------------------------------------
      Citibank, N.A.                               UK Loans Processing Unit           C, Swingline (C)
                                                   2nd Floor
                                                   4 Harbour Exchange
                                                   Isle of Dogs
                                                   London E14 9GE U.K.
      ----------------------------------------------------------------------------------------------------
      Deutsche Bank AG London Branch               Winchester House, 1 Great          A,C, Swingline (C)
                                                   Winchester Street, London EC2N
                                                   2DB
      ----------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------
                    Legal name                          Lending office address           Applicable
                                                                                         Tranche(s)
      ----------------------------------------------------------------------------------------------------
      Deutsche Bank AG New York Branch             60 Wall Street, New York, NY       Swingline (A)
                                                   10005
      ----------------------------------------------------------------------------------------------------
      Deutsche Bank SpA                            Piazza del Calendario, 3, 20126,   B, Swingline (B)
                                                   Milan, Italy
      ----------------------------------------------------------------------------------------------------
      KfW                                          Palmengartenstrasse 5-9, D-60325   A, C
                                                   Frankfurt am Main
      ----------------------------------------------------------------------------------------------------
      HSBC Bank plc                                8 Canada Square, London E14 5HQ    A,C, Swingline (A,C)
      ----------------------------------------------------------------------------------------------------
      HSBC Bank plc                                Milan Branch, Piazetta             B, Swingline (B)
                                                   Maurilio Bossi, 1, 20121
                                                   Milano, Italy
      ----------------------------------------------------------------------------------------------------
      Lloyds TSB Bank plc                          25 Gresham Street, London, EC2V    A,C, Swingline (C)
                                                   7HN
      ----------------------------------------------------------------------------------------------------
      Lloyds TSB Bank plc                          1251 Avenue of the Americas,       Swingline (A)
                                                   39th Floor, New York, New York
                                                   10020
      ----------------------------------------------------------------------------------------------------
      Mizuho Corporate Bank. Ltd.,                 River Plate House, 7-11 Finsbury   A,C
                                                   Circus, London EC2M 7DH
      ----------------------------------------------------------------------------------------------------
      Mizuho Corporate Bank, Ltd.                  1251 Avenue of the Americas, New   Swingline (A,C)
                                                   York, N.Y. 10020, U.S.A.
      ----------------------------------------------------------------------------------------------------
      Banca di Roma - London Branch                34 East 51st Street, New York,     A, Swingline (A)
                                                   NY 10022, U.S.A.
      ----------------------------------------------------------------------------------------------------
      Banca di Roma - London Branch                Piazza de Ferrari 3N., 16121       B, Swingline (B)
                                                   Genova, Italy                      (for Costa Crociere
                                                                                      S.p.A.)
      ----------------------------------------------------------------------------------------------------
      Banca di Roma - London Branch                81/87 Gresham Street, London       B,C, Swingline
                                                   EC2V 7NQ, UK                       (B,C) (except for
                                                                                      Costa Crociere
                                                                                      S.p.A.)
      ----------------------------------------------------------------------------------------------------
      Banca Intesa S.p.A.                          Piazza Dante 44R, 16121, Genova,   B, Swingline (B)
                                                   Italy                              (for Costa Crociere
                                                                                      S.p.A.)
      ----------------------------------------------------------------------------------------------------
      Banca Intesa S.p.A.                          90 Queen Street, London EC4N 1SA   A,B,C Swingline
                                                                                      (A,B,C) (except for
                                                                                      Costa Crociere
                                                                                      S.p.A. and US
                                                                                      incorporated
                                                                                      borrowers)
      ----------------------------------------------------------------------------------------------------
      Banca Intesa S.p.A.                          1 William Street, New York, NY     A, Swingline (A)
                                                   10004, U.S.A.                      (for US
                                                                                      incorporated
                                                                                      borrowers)
      ----------------------------------------------------------------------------------------------------
      Banca Nazionale del Lavoro SpA, New York     51 West 52nd Street, 36th Floor,   A,B,C
      Branch                                       New York, N.Y. 10019
      ----------------------------------------------------------------------------------------------------
      Merrill Lynch Bank USA                       15W. South Temple Street, STE      A,C
                                                   300, Salt Lake City, UT 84101
      ----------------------------------------------------------------------------------------------------
      Societe Generale                             41 Tower Hill, London EC3N 4SG     A,B,C, Swingline
                                                                                      (A,B,C)
      ----------------------------------------------------------------------------------------------------
      SunTrust Bank                                200 S. Orange Avenue, Tower        A,C
                                                   10-MC 1106, Orlando, FL 32801
      ----------------------------------------------------------------------------------------------------
      UBS Limited                                  1 Finsbury Avenue, London EC2M     A,C, Swingline (C)
                                                   2PP
      ----------------------------------------------------------------------------------------------------
      UBS Loan Finance LLC                         677 Washington Blvd., Stamford,    Swingline (A)
                                                   CT 06901, U.S.A.
      ----------------------------------------------------------------------------------------------------
      UniCredito Italiano - New York Branch        430 Park Avenue, 9th Floor, New    A,B,C
                                                   York, New York 10022
      ----------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------
                    Legal name                          Lending office address           Applicable
                                                                                         Tranche(s)
      ----------------------------------------------------------------------------------------------------
      Australia and New Zealand Banking Group      Minerva House, Montague Close,     A,C
      Limited                                      London SE1 9DH
      ----------------------------------------------------------------------------------------------------
      Banco Bilbao Vizcaya Argentaria S.A.         108 Cannon Street, London EC4N     A,B,C, Swingline
                                                   6EU                                (B,C) (except for
                                                                                      Costa Crociere
                                                                                      S.p.A.)
      ----------------------------------------------------------------------------------------------------
      Banco Bilbao Vizcaya Argentaria S.A., Milan  Via Cino del Duca 8                B, Swingline (B)
                                                   20122 Milan, Italy                 (for Costa Crociere
                                                                                      S.p.A.)
      ----------------------------------------------------------------------------------------------------
      Banco Bilbao Vizcaya Argentaria S.A., New    1345 Avenue of the Americas,       Swingline (A)
      York                                         45th Floor
                                                   New York, New York 10105 U.S.A.
      ----------------------------------------------------------------------------------------------------
      Commerzbank Aktiengesellschaft               Global Shipping, Ness 7-9, 20457   A,B,C, Swingline
                                                   Hamburg                            (A,B,C)
      ----------------------------------------------------------------------------------------------------
      DnB NOR Bank ASA                             200 Park Avenue, 31st Floor, New   A,C
                                                   York, NY 10166-0396, U.S.A.
      ----------------------------------------------------------------------------------------------------
      National Australia Bank Limited (ABN 12      88 Wood Street, London EC2V 7QQ    A,C
      004 044 937)
      ----------------------------------------------------------------------------------------------------
      Sumitomo Mitsui Banking Corporation, New     277 Park Avenue, New York, NY      A,C
      York Branch                                  10172
      ----------------------------------------------------------------------------------------------------
      US Bank, N.A.                                US Bank Tower, 425 Walnut          A,C
                                                   Street, 8th Floor, Cincinnati,
                                                   OH 45202, U.S.A.
      ----------------------------------------------------------------------------------------------------
      Wells Fargo Bank, National Association       7000 Central Parkway, Suite 600,   A,C
                                                   Atlanta, Georgia 30328, U.S.A.
      ----------------------------------------------------------------------------------------------------

1.4   Facilities Agent: The Royal Bank of Scotland plc;

1.5 Guarantors: (1) Carnival Corporation in respect of its Subsidiaries and Carnival plc and (2) Carnival plc in respect of its Subsidiaries and Carnival Corporation.

2.    REPRESENTATIONS

      As more particularly described in Clause 23 (Representations), these include: (a) Status; (b) Non-conflict; (c) No default; (d) Financial statements; (e) No material adverse change; (f) Litigation; (g) Pari passu ranking; and (h) United States Law.

3.    UNDERTAKINGS

      As more particularly described in Clause 26 (General undertakings), these include: (a) Authorisations; (b) Negative pledge; (c) Insurance; (d) ERISA; and (e) Margin Stock.

4.    EVENTS OF DEFAULT

4.1 As more particularly described in Clause 27 (Events of Default), these include: (a) Non-payment; (b) Breach of other obligations; (c) Misrepresentation; (d) Cross-default; (e) Insolvency Proceedings; (f) Insolvency; (g) Creditors' process; (h) Cessation of business; (i) Effectiveness of Finance Documents; and (l) Article 2447 or 2482-ter of the Italian civil code;

4.2 Acceleration: if an Event of Default occurs, as more particularly described in Clause 27.13 (Acceleration) of the Agreement.

5.    ANNUAL PERCENTAGE RATE OF CHARGE (INDICATORE SINTETICO DI COSTO) ("ISC")

5.1   ISC relating to Costa Crociere S.p.A. for Tranche A is equal to 0.375%.

      For the purposes of calculating the ISC for Tranche A, reference has been made to a Margin equal to 0.300%.

5.2   ISC relating to Costa Crociere S.p.A. for Tranche B is equal to 3.45%.

      For the purposes of calculating the ISC for Tranche B, the following assumptions have been made:

      (a) assuming that the currency selected for Loan Utilisations is euro, reference has been made to EURIBOR at 3.15% as determined on 19 October 2005;

      (b) for the calculation of EURIBOR, reference has been made to an Interest Period of five years; and

      (c)   reference has been made to a Margin equal to 0.300%.

      Additional charges in relation to the Loans granted or Bonds issued under the Agreement may arise in connection with the application of Clause 15.4 (Break costs) and Clause 17 (Taxes).

6.    APPLICABLE LAW AND JURISDICTION

      The Agreement is governed by English law. The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with the Agreement (including a dispute regarding the existence, validity or termination of this Agreement).

                                   SIGNATORIES

CARNIVAL CORPORATION

By: /s/ David Bernstein
    -------------------
By: DAVID BERNSTEIN, VICE-PRESIDENT AND TREASURER


CARNIVAL PLC

By: /s/ David Bernstein
    -------------------
By: DAVID BERNSTEIN, VICE-PRESIDENT AND TREASURER


COSTA CROCIERE S.p.A.

By: /s/ David Bernstein
    -------------------
By: DAVID BERNSTEIN, VICE-PRESIDENT AND TREASURER OF CARNIVAL CORPORATION AND CARNIVAL PLC/ATTORNEY-IN-FACT


CC U.S. VENTURES, INC.

By: /s/ David Bernstein
    -------------------
By: DAVID BERNSTEIN, VICE-PRESIDENT AND TREASURER OF CARNIVAL CORPORATION AND CARNIVAL PLC/AUTHORISED SIGNATORY

Oral agreements or oral commitments to loan money, extend credit, or to forbear from enforcing repayment of a debt are not enforceable under Washington law.

HOLLAND AMERICA LINE INC.

By: /s/ David Bernstein
    -------------------
By: DAVID BERNSTEIN, VICE-PRESIDENT AND TREASURER OF CARNIVAL CORPORATION AND CARNIVAL PLC/AUTHORISED SIGNER


PRINCESS CRUISE & TOURS, INC.

By: /s/ David Bernstein
    -------------------
By: DAVID BERNSTEIN, VICE-PRESIDENT AND TREASURER OF CARNIVAL CORPORATION AND CARNIVAL PLC/AUTHORISED SIGNATORY

Guarantors

CARNIVAL CORPORATION

By: /s/ David Bernstein
    -------------------
By: DAVID BERNSTEIN, VICE-PRESIDENT AND TREASURER


CARNIVAL PLC

By: /s/ David Bernstein
    -------------------
By: DAVID BERNSTEIN, VICE-PRESIDENT AND TREASURER

Arrangers

BANC OF AMERICA SECURITIES LIMITED

By: /s/ Stephan James
    --------------------------
By: STEPHAN JAMES


BARCLAYS CAPITAL

By: /s/ Sarah Brooks
    --------------------------
By: SARAH BROOKS


BNP PARIBAS

By: /s/ Ann M.F. Rix
    --------------------------
By: ANN M. F. RIX

By: /s/ Steve Duranti
    --------------------------
By: STEVE DURANTI


J.P. MORGAN PLC

By: /s/ J. David Stewart
    --------------------------
By: J. DAVID STEWART


SANPAOLO IMI S.p.A.

By: /s/ Dante Campioni
    --------------------------
By: DANTE CAMPIONI


THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Michael Ian Porter
    --------------------------
By: MICHAEL IAN PORTER

Original Lenders

Tranche A

BANK OF AMERICA, N.A.

By: /s/ Justin Lien
    --------------------------
By: JUSTIN LIEN


BARCLAYS BANK PLC

By: /s/ Sarah Brooks
    --------------------------
By: SARAH BROOKS

JPMORGAN CHASE BANK, N.A.

By: /s/ Karl Olsen
    --------------------------
By: KARL OLSEN


THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Maxine Sanders
    --------------------------
By: MAXINE SANDERS


BNP PARIBAS

By: /s/ Ann M.F. Rix
    --------------------------
By: ANN M. F. RIX

By: /s/ Steve Duranti
    --------------------------
By: STEVE DURANTI


SANPAOLO IMI S.p.A.

By: /s/ Dante Campioni
    --------------------------
By: DANTE CAMPIONI


CITIBANK, N.A.

By: /s/ Charles R Delamater
    --------------------------
By: CHARLES R. DELAMATER


DEUTSCHE BANK AG LONDON BRANCH

By: /s/ Simon Derrick
    --------------------------
By: SIMON DERRICK

By: /s/ Richard Sedlacek
    --------------------------
By: RICHARD SEDLACEK


KfW

By: /s/ Marco Albers
    --------------------------
By: MARCO ALBERS

By: /s/ Sabine Kapschak
    --------------------------
By: SABINE KAPSCHAK


HSBC BANK PLC

By: /s/ Arwel Davies
    --------------------------
By: ARWEL DAVIES


LLOYDS TSB BANK PLC

By: /s/ David Moore
    --------------------------
By: DAVID MOORE

MIZUHO CORPORATE BANK. LTD.,

By: /s/ Robert Pettitt
    --------------------------
By: ROBERT PETTITT


BANCA DI ROMA - LONDON BRANCH

By: /s/ Vincent Wright
    --------------------------
By: VINCENT WRIGHT

By: /s/ Peter Scharf
    --------------------------
By: PETER SCHARF


BANCA INTESA S.p.A.

By: /s/Paul Samuels
    --------------------------
By: PAUL SAMUELS

By: /s/ Lawrence Wybranlec
    --------------------------
By: LAWRENCE WYBRANLEC


BANCA NAZIONALE DEL LAVORO SpA, NEW YORK BRANCH

By: /s/Juan Cortes
    --------------------------
By: JUAN CORTES

By: /s/ Francesco Di Mario
    --------------------------
By: FRANCESCO DI MARIO


MERRILL LYNCH BANK USA

By: /s/ Louis Alder
    --------------------------
By: LOUIS ALDER


SOCIETE GENERALE

By: /s/ Alain Bataille
    --------------------------
By: ALAIN BATAILLE


SUNTRUST BANK

By: /s/ Bradley J. Staples
    --------------------------
By: BRADLEY J. STAPLES


UBS LIMITED

By: /s/Sharon Canham
    --------------------------
By: SHARON CANHAM

By: /s/ Andrew Sudlow
    --------------------------
By: ANDREW SUDLOW

UNICREDITO ITALIANO - NEW YORK BRANCH

By: /s/ Christopher J. Eldin
    --------------------------
By: CHRISTOPHER J. ELDIN

By: /s/ Saiyed A. Abbas
    --------------------------
By: SAIYED A. ABBAS


AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By: /s/ Richard Heyhoe
    --------------------------
By: RICHARD HEYHOE


BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ Pedro Cayuela
    --------------------------
By: PEDRO CAYUELA

By: /s/ Javier Ruiz
    --------------------------
By: JAVIER RUIZ


COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ Christoph Beneke
    --------------------------
By: CHRISTOPH BENEKE

By: /s/ Christian Welk
    --------------------------
By: CHRISTIAN WELK


DnB NOR BANK ASA

By: /s/ Erlend Bryn
    --------------------------
By: ERLEND BRYN

By: /s/ Barbara Gronquist
    --------------------------
By: BARBARA GRONQUIST


NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937)

By: /s/ David Roberts
    --------------------------
By: DAVID ROBERTS


SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH

By: /s/ William Ginn
    --------------------------
By: WILLIAM GINN


US BANK, N.A.

By: /s/ Richard J. Popp
    --------------------------
By: RICHARD J. POPP


WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/Alex Idichandy
    --------------------------
By: ALEX IDICHANDY

By: /s/ Kevin R. Combs
    --------------------------
By: KEVIN R. COMBS

Tranche B

BANK OF AMERICA, N.A.

By: /s/ Justin Lien
    --------------------------
By: JUSTIN LIEN


BARCLAYS BANK PLC

By: /s/ Sarah Brooks
    --------------------------
By: SARAH BROOKS


JPMORGAN CHASE BANK, N.A.

By: /s/ Karl Olsen
    --------------------------
By: KARL OLSEN


THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Maxine Sanders
    --------------------------
By: MAXINE SANDERS


BNP PARIBAS

By: /s/ Ann M.F. Rix
    --------------------------
By: ANN M. F. RIX

By: /s/ Steve Duranti
    --------------------------
By: STEVE DURANTI


SANPAOLO IMI S.p.A.

By: /s/ Dante Campioni
    --------------------------
By: DANTE CAMPIONI


CITIBANK, N.A. - MILAN BRANCH

By: /s/ Charles R. Delamater
    --------------------------
By: CHARLES R. DELAMATER


DEUTSCHE BANK SpA

By: /s/ Simon Derrick
    --------------------------
By: SIMON DERRICK

By: /s/ Richard Sedlacek
    --------------------------
By: RICHARD SEDLACEK

HSBC BANK PLC

By: /s/ Arwel Davies
    --------------------------
By: ARWEL DAVIES


BANCA DI ROMA - LONDON BRANCH

By: /s/ Vincent Wright
    --------------------------
By: VINCENT WRIGHT

By: /s/ Peter Scharf
    --------------------------
By: PETER SCHARF


BANCA INTESA S.p.A.

By: /s/ Paul Samuels
    --------------------------
By: PAUL SAMUELS

By: /s/ Lawrence Wybranlec
    --------------------------
By: LAWRENCE WYBRANLEC


BANCA NAZIONALE DEL LAVORO SpA, NEW YORK BRANCH

By: /s/Juan Cortes
    --------------------------
By: JUAN CORTES

By: /s/ Francesco Di Mario
    --------------------------
By: FRANCESCO DI MARIO


SOCIETE GENERALE

By: /s/ Alain Bataille
    --------------------------
By: ALAIN BATAILLE


UNICREDITO ITALIANO - NEW YORK BRANCH

By: /s/ Christopher J. Eldin
    --------------------------
By: CHRISTOPHER J. ELDIN

By: /s/ Saiyed A. Abbas
    --------------------------
By: SAIYED A. ABBAS


BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ Pedro Cayuela
    --------------------------
By: PEDRO CAYUELA

By: /s/ Javier Ruiz
    --------------------------
By: JAVIER RUIZ


COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ Christoph Beneke
    --------------------------
By: CHRISTOPH BENEKE

By: /s/ Christian Welk
    --------------------------
By: CHRISTIAN WELK

Tranche C

BANK OF AMERICA, N.A.

By: /s/ Justin Lien
    --------------------------
By: JUSTIN LIEN


BARCLAYS BANK PLC

By: /s/ Sarah Brooks
    --------------------------
By: SARAH BROOKS


JPMORGAN CHASE BANK, N.A.

By: /s/ Karl Olsen
    --------------------------
By: KARL OLSEN


THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Maxine Sanders
    --------------------------
By: MAXINE SANDERS


BNP PARIBAS

By: /s/ Ann M.F. Rix
    --------------------------
By: ANN M. F. RIX

By: /s/ Steve Duranti
    --------------------------
By: STEVE DURANTI


SANPAOLO IMI S.p.A.

By: /s/ Dante Campioni
    --------------------------
By: DANTE CAMPIONI


CITIBANK, N.A.

By: /s/ Charles R. Delamater
    --------------------------
By: CHARLES R. DELAMATER


DEUTSCHE BANK AG LONDON BRANCH

By: /s/ Simon Derrick
    --------------------------
By: SIMON DERRICK

By: /s/ Richard Sedlacek
    --------------------------
By: RICHARD SEDLACEK

KfW

By: /s/ Marco Albers
    --------------------------
By: MARCO ALBERS

By: /s/ Sabine Kapschak
    --------------------------
By: SABINE KAPSCHAK


HSBC BANK PLC

By: /s/ Arwel Davies
    --------------------------
By: ARWEL DAVIES


LLOYDS TSB BANK PLC

By: /s/ David Moore
    --------------------------
By: DAVID MOORE


MIZUHO CORPORATE BANK. LTD.,

By: /s/ Robert Pettitt
    --------------------------
By: ROBERT PETTITT


BANCA DI ROMA - LONDON BRANCH

By: /s/ Vincent Wright
    --------------------------
By: VINCENT WRIGHT

By: /s/ Peter Scharf
    --------------------------
By: PETER SCHARF


BANCA INTESA S.p.A.

By: /s/ Paul Samuels
    --------------------------
By: PAUL SAMUELS

By: /s/ Lawrence Wybranlec
    --------------------------
By: LAWRENCE WYBRANLEC


BANCA NAZIONALE DEL LAVORO SpA, NEW YORK BRANCH

By: /s/ Juan Cortes
    --------------------------
By: JUAN CORTES

By: /s/ Francesco Di Mario
    --------------------------
By: FRANCESCO DI MARIO


MERRILL LYNCH BANK USA

By: /s/ Louis Adler
    --------------------------
By: LOUIS ALDER

SOCIETE GENERALE

By: /s/ Alain Bataille
    --------------------------
By: ALAIN BATAILLE


SUNTRUST BANK

By: Bradley J. Staples
    --------------------------
By: BRADLEY J. STAPLES


UBS LIMITED

By: /s/ Sharon Canham
    --------------------------
By: SHARON CANHAM

By: /s/ Andrew Sudlow
    --------------------------
By: ANDREW SUDLOW


UNICREDITO ITALIANO - NEW YORK BRANCH

By: /s/ Christopher J. Eldin
    --------------------------
By: CHRISTOPHER J. ELDIN

By: /s/ Saiyed A. Abbas
    --------------------------
By: SAIYED A. ABBAS


AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By: /s/ Richard Heyhoe
    --------------------------
By: RICHARD HEYHOE


BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ Pedro Cayuela
    --------------------------
By: PEDRO CAYUELA

By: /s/ Javier Ruiz
    --------------------------
By: JAVIER RUIZ


COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ Christoph Beneke
    --------------------------
By: CHRISTOPH BENEKE


DnB NOR BANK ASA

By: /s/ Erlend Bryn
    --------------------------
By: ERLEND BRYN

By: /s/ Barbara Gronquist
    --------------------------
By: BARBARA GRONQUIST


NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937)

By: /s/ David Roberts
    --------------------------
By: DAVID ROBERTS

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH

By: /s/ William Ginn
    --------------------------
By: WILLIAM GINN


US BANK, N.A.

By: /s/ Richard J. Popp
    --------------------------
By: RICHARD J. POPP


WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Alex Idichandy
    --------------------------
By: ALEX IDICHANDY

By: /s/ Kevin R Combs
    --------------------------
By: KEVIN R. COMBS

Original Swingline Lenders

Swingline Tranche A

BANK OF AMERICA, N.A.

By: /s/ Justin Lien
    --------------------------
By: JUSTIN LIEN


BARCLAYS BANK PLC

By: /s/ Sarah Brooks
    --------------------------
By: SARAH BROOKS


JPMORGAN CHASE BANK, N.A.

By: /s/ Karl Olsen
    --------------------------
By: KARL OLSEN


THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Maxine Sanders
    --------------------------
By: MAXINE SANDERS


BNP PARIBAS

By: /s/ Ann M.F. Rix
    --------------------------
By: ANN M. F. RIX

By: /s/ Steve Duranti
    --------------------------
By: STEVE DURANTI

SANPAOLO IMI S.p.A.

By: /s/ Dante Campioni
    --------------------------
By: DANTE CAMPIONI


CITIBANK, N.A.

By: /s/ Charles R. Delamater
    --------------------------
By: CHARLES R. DELAMATER


DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Simon Derrick
    --------------------------
By: SIMON DERRICK

By: /s/ Richard Sedlacek
    --------------------------
By: RICHARD SEDLACEK


HSBC BANK PLC

By: /s/ Arwel Davies
    --------------------------
By: ARWEL DAVIES


LLOYDS TSB BANK PLC

By: /s/ David Moore
    --------------------------
By: DAVID MOORE


MIZUHO CORPORATE BANK, LTD.

By: /s/ Robert Pettitt
    --------------------------
By: ROBERT PETTITT


BANCA DI ROMA - LONDON BRANCH

By: /s/ Vincent Wright
    --------------------------
By: VINCENT WRIGHT

By: /s/ Peter Scharf
    --------------------------
By: PETER SCHARF


BANCA INTESA S.p.A.

By: /s/ Paul Samuels
    --------------------------
By: PAUL SAMUELS

By: /s/ Lawrence Wybranlec
    --------------------------
By: LAWRENCE WYBRANLEC


SOCIETE GENERALE

By: /s/ Alain Bataille
    --------------------------
By: ALAIN BATAILLE

UBS LOAN FINANCE LLC

By: /s/ Richard L. Tavrow
    --------------------------
By: RICHARD L. TAVROW

By: /s/ Joselin Fernandes
    --------------------------
By: JOSELIN FERNANDES


BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ Pedro Cayuela
    --------------------------
By: PEDRO CAYUELA

By: /s/ Javier Ruiz
    --------------------------
By: JAVIER RUIZ


COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ Christoph Beneke
    --------------------------
By: CHRISTOPH BENEKE

By: /s/ Christian Welk
    --------------------------
By: CHRISTIAN WELK

Swingline Tranche B

BANK OF AMERICA, N.A.

By: /s/ Justin Lien
    --------------------------
By: JUSTIN LIEN


BARCLAYS BANK PLC

By: /s/ Sarah Brooks
    --------------------------
By: SARAH BROOKS


JPMORGAN CHASE BANK, N.A.

By: /s/ Karl Olsen
    --------------------------
By: KARL OLSEN


THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Maxine Sanders
    --------------------------
By: MAXINE SANDERS


BNP PARIBAS

By: /s/ Ann M.F. Rix
    --------------------------
By: ANN M. F. RIX

By: /s/ Steve Duranti
    --------------------------
By: STEVE DURANTI


SANPAOLO IMI S.p.A.

By: /s/ Dante Campioni
    --------------------------
By: DANTE CAMPIONI


CITIBANK, N.A. - MILAN BRANCH

By: /s/ Charles R. Delamater
    --------------------------
By: CHARLES R. DELAMATER


DEUTSCHE BANK SpA

By: /s/ Simon Derrick
    --------------------------
By: SIMON DERRICK

By: /s/ Richard Sedlacek
    --------------------------
By: RICHARD SEDLACEK


HSBC BANK PLC

By: /s/ Arwel Davies
    --------------------------
By: ARWEL DAVIES


BANCA DI ROMA - LONDON BRANCH

By: /s/ Vincent Wright
    --------------------------
By: VINCENT WRIGHT

By: /s/ Peter Scharf
    --------------------------
By: PETER SCHARF


BANCA INTESA S.p.A.

By: /s/ Paul Samuels
    --------------------------
By: PAUL SAMUELS

By: /s/ Lawrence Wybranlec
    --------------------------
By: LAWRENCE WYBRANLEC


SOCIETE GENERALE

By: /s/ Alain Bataille
    --------------------------
By: ALAIN BATAILLE


BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ Pedro Cayuela
    --------------------------
By: PEDRO CAYUELA

By: /s/ Javier Ruiz
    --------------------------
By: JAVIER RUIZ

COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ Christoph Beneke
    --------------------------
By: CHRISTOPH BENEKE

By: /s/ Christian Welk
    --------------------------
By: CHRISTIAN WELK

Swingline Tranche C

BANK OF AMERICA, N.A.

By: /s/ Justin Lien
    --------------------------
By: JUSTIN LIEN


BARCLAYS BANK PLC

By: /s/ Sarah Brooks
    --------------------------
By: SARAH BROOKS


JPMORGAN CHASE BANK, N.A.

By: /s/ Karl Olsen
    --------------------------
By: KARL OLSEN


THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Maxine Sanders
    --------------------------
By: MAXINE SANDERS


BNP PARIBAS

By: /s/ Ann M.F. Fix
    --------------------------
By: ANN M. F. FIX

By: /s/ Steve Duranti
    --------------------------
By: STEVE DURANTI


SANPAOLO IMI S.p.A.

By: /s/ Dante Campioni
    --------------------------
By: DANTE CAMPIONI


CITIBANK, N.A.

By: /s/ Charles R. Delamater
    --------------------------
By: CHARLES R. DELAMATER

DEUTSCHE BANK AG LONDON BRANCH

By: /s/ Simon Derrick
    --------------------------
By: SIMON DERRICK

By: /s/ Richard Sedlacek
    --------------------------
By: RICHARD SEDLACEK


HSBC BANK PLC

By: /s/ Arwel Davies
    --------------------------
By: ARWEL DAVIES


LLOYDS TSB BANK PLC

By: /s/ David Moore
    --------------------------
By: DAVID MOORE


MIZUHO CORPORATE BANK, LTD.

By: /s/ Robert Pettitt
    --------------------------
By: ROBERT PETTITT


BANCA DI ROMA - LONDON BRANCH

By: /s/ Vincent Wright
    --------------------------
By: VINCENT WRIGHT

By: /s/ Peter Scharf
    --------------------------
By: PETER SCHARF


BANCA INTESA S.p.A.

By: /s/ Paul Samuels
    --------------------------
By: PAUL SAMUELS

By: /s/ Lawrence Wybranlec
    --------------------------
By: LAWRENCE WYBRANLEC


SOCIETE GENERALE

By: /s/ Alain Bataille
    --------------------------
By: ALAIN BATAILLE


UBS LIMITED

By: /s/ Sharon Canham
    --------------------------
By: SHARON CANHAM

By: /s/ Andrew Sudlow
    --------------------------
By: ANDREW SUDLOW


BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ Pedro Cayuela
    --------------------------
By: PEDRO CAYUELA

By: /s/ Javier Ruiz
    --------------------------
By: JAVIER RUIZ


COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ Christoph Beneke
    --------------------------
By: CHRISTOPH BENEKE

By: /s/ Christian Welk
    --------------------------
By: CHRISTIAN WELK

Facilities Agent


THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Paul T Fletcher
    --------------------------
By: PAUL T. FLETCHER

Original Fronting Banks


BANK OF AMERICA, N.A.

By: /s/ Justin Lien
    --------------------------
By: JUSTIN LIEN


THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Maxine Sanders
    --------------------------
By: MAXINE SANDERS


SANPAOLO IMI S.p.A.

By: /s/ Dante Campioni
    --------------------------
By: DANTE CAMPIONI